UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Virtus Strategy Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b) Not applicable.

ANNUAL REPORT
VIRTUS STRATEGY TRUST

September 30, 2021
Virtus AllianzGI Convertible Fund*
Virtus AllianzGI Core Plus Bond Fund
Virtus AllianzGI Emerging Markets Consumer Fund*
Virtus AllianzGI Global Allocation Fund*
Virtus AllianzGI Global Dynamic Allocation Fund*
Virtus AllianzGI Global Sustainability Fund
Virtus AllianzGI High Yield Bond Fund*
Virtus AllianzGI International Small-Cap Fund*
Virtus AllianzGI Preferred Securities and Income Fund
Virtus AllianzGI Short Duration High Income Fund*
Virtus AllianzGI Water Fund*
Virtus NFJ Emerging Markets Value Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		6
Fund	Fund Summary	Schedule of Investments
Virtus AllianzGI Convertible Fund (“AllianzGI Convertible Fund”)	10	44
Virtus AllianzGI Core Plus Bond Fund (“AllianzGI Core Plus Bond Fund”)	12	48
Virtus AllianzGI Emerging Markets Consumer Fund (“AllianzGI Emerging Markets Consumer Fund”)	15	53
Virtus AllianzGI Global Allocation Fund (“AllianzGI Global Allocation Fund”)	18	55
Virtus AllianzGI Global Dynamic Allocation Fund (“AllianzGI Global Dynamic Allocation Fund”)	22	66
Virtus AllianzGI Global Sustainability Fund (“AllianzGI Global Sustainability Fund”)	26	80
Virtus AllianzGI High Yield Bond Fund (“AllianzGI High Yield Bond Fund”)	29	82
Virtus AllianzGI International Small-Cap Fund (“AllianzGI International Small-Cap Fund”)	31	87
Virtus AllianzGI Preferred Securities and Income Fund (“AllianzGI Preferred Securities and Income Fund”)	34	89
Virtus AllianzGI Short Duration High Income Fund (“AllianzGI Short Duration High Income Fund”)	37	92
Virtus AllianzGI Water Fund (“AllianzGI Water Fund”)	39	96
Virtus NFJ Emerging Markets Value Fund (“NFJ Emerging Markets Value Fund”)	42	98
Statements of Assets and Liabilities		101
Statements of Operations		107
Statements of Changes in Net Assets		112
Financial Highlights		116
Notes to Financial Statements		126
Report of Independent Registered Public Accounting Firm		154
Tax Information Notice		155
Statement Regarding Liquidity Risk Management Program		156
Fund Management Tables		157
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Strategy Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2021.
During this fiscal year, markets expressed optimism about the economic reopening that was driven by the release of COVID-19 vaccines, monetary support, and fiscal stimulus. Doubts crept in during the period, however, as the Delta variant impacted productivity and cascading supply chain issues led to higher prices. Strong corporate profitability drove equity markets higher for much of the period, although concerns about inflation and interest rates hindered fixed income markets.
Domestic and international equity indexes delivered strong returns for the 12 months ended September 30, 2021. U.S. large-capitalization stocks returned 30.00%, as measured by the S&P 500® Index, but were outpaced by small-cap stocks, which gained 47.68%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 25.73%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 18.20%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 1.52% on September 30, 2021, from 0.69% on September 30, 2020, based on fears of rising inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 0.90% for the 12-month period, but non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 11.28%.
On behalf of our investment managers, I thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2021
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2021 TO September 30, 2021
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Strategy Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class P shares, Institutional Class shares, Class R6 shares and Administrative Class shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2021.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
AllianzGI Convertible Fund
	Class A	$ 1,000.00	$ 1,027.80	0.96%	$ 4.88
	Class C	1,000.00	1,024.10	1.73	8.78
	Class P	1,000.00	1,029.20	0.71	3.61
	Institutional Class	1,000.00	1,029.30	0.71	3.61
	Administrative Class	1,000.00	1,028.10	0.93	4.73
AllianzGI Core Plus Bond Fund
	Class P	1,000.00	1,024.70	0.36	1.83
	Institutional Class	1,000.00	1,025.10	0.32	1.62
	Class R6	1,000.00	1,024.90	0.26	1.32
AllianzGI Emerging Markets Consumer Fund
	Class A	1,000.00	914.80	1.39	6.67
	Institutional Class	1,000.00	916.70	1.04	5.00
AllianzGI Global Allocation Fund
	Class A	1,000.00	1,048.90	0.52	2.67
	Class C	1,000.00	1,044.80	1.27	6.51
	Class P	1,000.00	1,049.80	0.32	1.64
	Institutional Class	1,000.00	1,050.30	0.29	1.49
	Class R6	1,000.00	1,050.40	0.22	1.13
	Administrative Class	1,000.00	1,062.90	0.41	2.12
AllianzGI Global Dynamic Allocation Fund
	Class A	1,000.00	1,071.20	0.82	4.26
	Class C	1,000.00	1,067.20	1.58	8.19
	Class P	1,000.00	1,071.80	0.66	3.43
	Institutional Class	1,000.00	1,072.70	0.54	2.81
	Class R6	1,000.00	1,073.00	0.54	2.81
	Administrative Class	1,000.00	1,071.50	0.79	4.10
AllianzGI Global Sustainability Fund
	Class A	1,000.00	1,104.90	0.94	4.96
	Class P	1,000.00	1,105.80	0.79	4.17
	Institutional Class	1,000.00	1,106.50	0.69	3.64

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2021 TO September 30, 2021
		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
AllianzGI High Yield Bond Fund
	Class A	$1,000.00	$1,040.60	1.07%	$ 5.47
	Class C	1,000.00	1,036.90	1.81	9.24
	Class P	1,000.00	1,042.50	0.80	4.10
	Institutional	1,000.00	1,042.70	0.83	4.25
	Administrative Class	1,000.00	1,063.30	0.97	5.02
AllianzGI International Small-Cap Fund
	Class A	1,000.00	1,014.50	1.25	6.31
	Class C	1,000.00	1,010.60	2.00	10.08
	Class P	1,000.00	1,015.30	1.10	5.56
	Institutional Class	1,000.00	1,015.30	1.04	5.25
	Class R6	1,000.00	1,015.60	1.00	5.05
AllianzGI Preferred Securities and Income Fund
	Class P	1,000.00	1,071.20	0.59	3.06
	Institutional Class	1,000.00	1,071.90	0.55	2.86
	Class R6	1,000.00	1,072.00	0.50	2.60
AllianzGI Short Duration High Income Fund
	Class A	1,000.00	1,012.30	0.86	4.34
	Class C	1,000.00	1,011.00	1.11	5.60
	Class P	1,000.00	1,013.70	0.68	3.43
	Institutional Class	1,000.00	1,014.30	0.60	3.03
	Class R6	1,000.00	1,014.50	0.55	2.78
AllianzGI Water Fund
	Class A	1,000.00	1,089.80	1.22	6.39
	Class C	1,000.00	1,085.60	1.97	10.30
	Class P	1,000.00	1,091.00	0.94	4.93
	Institutional Class	1,000.00	1,091.00	0.93	4.87
NFJ Emerging Markets Value Fund
	Class A	1,000.00	973.90	1.14	5.64
	Class C	1,000.00	970.30	1.89	9.34
	Class P	1,000.00	974.80	0.99	4.90
	Institutional Class	1,000.00	975.10	0.89	4.41

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2021 TO September 30, 2021
		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
AllianzGI Convertible Fund
	Class A	$ 1,000.00	$ 1,020.26	0.96%	$ 4.86
	Class C	1,000.00	1,016.39	1.73	8.74
	Class P	1,000.00	1,021.51	0.71	3.60
	Institutional Class	1,000.00	1,021.51	0.71	3.60
	Administrative Class	1,000.00	1,020.41	0.93	4.71
AllianzGI Core Plus Bond Fund
	Class P	1,000.00	1,023.26	0.36	1.83
	Institutional Class	1,000.00	1,023.46	0.32	1.62
	Class R6	1,000.00	1,023.76	0.26	1.32
AllianzGI Emerging Markets Consumer Fund
	Class A	1,000.00	1,018.10	1.39	7.03
	Institutional Class	1,000.00	1,019.85	1.04	5.27
AllianzGI Global Allocation Fund
	Class A	1,000.00	1,022.46	0.52	2.64
	Class C	1,000.00	1,018.70	1.27	6.43
	Class P	1,000.00	1,023.46	0.32	1.62
	Institutional Class	1,000.00	1,023.61	0.29	1.47
	Class R6	1,000.00	1,023.97	0.22	1.12
	Administrative Class	1,000.00	1,023.01	0.41	2.08
AllianzGI Global Dynamic Allocation Fund
	Class A	1,000.00	1,020.96	0.82	4.15
	Class C	1,000.00	1,017.15	1.58	7.99
	Class P	1,000.00	1,021.76	0.66	3.35
	Institutional Class	1,000.00	1,022.36	0.54	2.74
	Class R6	1,000.00	1,022.36	0.54	2.74
	Administrative Class	1,000.00	1,021.11	0.79	4.00
AllianzGI Global Sustainability Fund
	Class A	1,000.00	1,020.36	0.94	4.76
	Class P	1,000.00	1,021.11	0.79	4.00
	Institutional Class	1,000.00	1,021.61	0.69	3.50
AllianzGI High Yield Bond Fund
	Class A	1,000.00	1,019.70	1.07	5.42
	Class C	1,000.00	1,015.99	1.81	9.15
	Class P	1,000.00	1,021.06	0.80	4.05
	Institutional	1,000.00	1,020.91	0.83	4.20
	Administrative Class	1,000.00	1,020.21	0.97	4.91
AllianzGI International Small-Cap Fund
	Class A	1,000.00	1,018.80	1.25	6.33
	Class C	1,000.00	1,015.04	2.00	10.10
	Class P	1,000.00	1,019.55	1.10	5.57
	Institutional Class	1,000.00	1,019.85	1.04	5.27
	Class R6	1,000.00	1,020.05	1.00	5.06
AllianzGI Preferred Securities and Income Fund
	Class P	1,000.00	1,022.11	0.59	2.99
	Institutional Class	1,000.00	1,022.31	0.55	2.79
	Class R6	1,000.00	1,022.56	0.50	2.54
AllianzGI Short Duration High Income Fund
	Class A	1,000.00	1,020.76	0.86	4.36
	Class C	1,000.00	1,019.50	1.11	5.62
	Class P	1,000.00	1,021.66	0.68	3.45
	Institutional Class	1,000.00	1,022.06	0.60	3.04
	Class R6	1,000.00	1,022.31	0.55	2.79

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2021 TO September 30, 2021
		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
AllianzGI Water Fund
	Class A	$1,000.00	$1,018.95	1.22%	$ 6.17
	Class C	1,000.00	1,015.19	1.97	9.95
	Class P	1,000.00	1,020.36	0.94	4.76
	Institutional Class	1,000.00	1,020.41	0.93	4.71
NFJ Emerging Markets Value Fund
	Class A	1,000.00	1,019.35	1.14	5.77
	Class C	1,000.00	1,015.59	1.89	9.55
	Class P	1,000.00	1,020.10	0.99	5.01
	Institutional Class	1,000.00	1,020.61	0.89	4.51

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2021
Alternative Credit Enhancement Securities® (“ACES”)
ACEs, a type of multiclass mortgage-related security in which interest and principal payments from multifamily mortgages are structured into separately traded securities.
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Additional tier 1 securities (“ATIs”)
AT1 bonds were introduced by regulators after the global financial crisis to shore up banks’ balance sheets. They have high coupons, and banks do not need to repay the principal. Because the bonds can be written off in certain circumstances, they are also known as “contingent convertibles.”
Bank of England
The Central Bank of the United Kingdom, responsible for controlling the money supply, interest rates, credit, and regulation of U.K. Banks with the goal of keeping the U.K. financial system stable.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Dow Jones Sustainability World Index (net)
The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.
Earnings before interest, taxes and depreciation (“EBITDA”)
A financial measure that reflects operating and nonoperating profit before the deduction of interest and income taxes. Depreciation and amortization expenses are not included in the costs.
European Central Bank (“ECB”)
The ECB is the central bank of the 19 European Union countries which use the euro. The bank main task is to maintain price stability, by making sure that inflation remains low, stable and predictable.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Home Loan Mortgage Corporation (“Freddie Mac”)
A government-owned corporation that buys mortgages and packages them into mortgage-backed securities.
Federal National Mortgage Association (“Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) September 30, 2021
Financial Times Stock Exchange (“FTSE”)
FTSE Russell provides a comprehensive range of reliable and accurate indexes, giving investors the tools they require to measure and analyze global markets across asset classes, styles or strategies.
FTSE/Johannesburg Stock Exchange (“FTSE/JSE”)
The FTSE/JSE Africa Index Series represents the South African equity market and its market segments. Market capitalization-weighted and alternatively-weighted indexes are available, including equally-weighted, shareholder-weighted, and capped indexes.
FTSE Milano Indice di Borsa (“FTSE MIB”)
The FTSE MIB Italia Series provides investors with a comprehensive and complementary set of market-cap weighted indexes measuring the performance of Italian companies listed on the Italian stock exchange, Borsa Italia. The indexes are designed for use as performance benchmarks and are suitable for the creation of structured products, index-tracking funds, exchange-traded funds and derivatives.
Global Depositary Receipt (“GDR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by an international bank or a trust. Foreign companies use GDRs in order to make it easier for foreign investors to buy their shares.
Government National Mortgage Association (“Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
Group of Seven (“G7”)
An inter-governmental political forum whose members include Canada, France, Germany, Italy, Japan, the U.K. and the U.S..
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index
The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA 1-3 Year U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
ICE BofA Fixed Rate Preferred Securities Index
The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Institutional Capital Securities Index (“HIPS”)
HIPS tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issues in the U.S. domestic market.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) September 30, 2021
Markit CDX® Emerging Markets Index (“CDX.EM”)
CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time
Markit CDX® North American High Yield Index (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings as published by Markit® from time to time.
Markit CDX® North American Investment Grade Index (“CDX.NA.IG”)
CDX.NA.IG is comprised of one hundred twenty five (125) of the most liquid North American entities with investment grade credit ratings as published by Markit® from time to time.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of underlying home loans bought from banks which issue them.
MSCI AC World Index (net)
The MSCI All Country (“AC”) World Index (net) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Small Cap Index (net)
The MSCI EAFE® Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. With 2,376 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World ex USA Small Cap Index (net)
The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.). With 2,574 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Financials Index
The S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS financials sector.
S&P 500® Global Water Index
The S&P 500® Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) September 30, 2021
Secured Overnight Financing Rate (“SOFR”)
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
Tokyo Stock Price Index (“TOPIX”)
Tokyo Stock Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
Treasury Inflation Protected Securities (“TIPS”)
TIPS are a type of Treasury security issued by the U.S. government. TIPS are indexed to inflation in order to protect investors from a decline in the purchasing power of their money.

Ticker Symbols:
Class A : ANZAX
Class C: ANZCX
Class P: ANCMX
Institutional Class: ANNPX
Administrative Class: ANNAX
AllianzGI Convertible Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking maximum total return, consisting of capital appreciation and current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 25.71%, Class C shares at NAV returned 24.75%, Class P shares at NAV returned 26.03%, Institutional Class shares at NAV returned 26.02%, and Administrative Class shares at NAV returned 25.76%†. For the same period, the ICE BofA U.S. Convertibles Index, the Fund’s style-specific benchmark appropriate for comparison, returned 27.30%.
   † See footnote 5 on page 11.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
The convertible bond market advanced for the 12-month period, with the ICE BofA U.S. Convertibles Index returning 27.30%. By way of comparison, the 10-year U.S. Treasury returned -6.22% and the S&P 500® Index gained 30.00%.
Multiple factors influenced the market during the 12-month period. Stronger-than-expected quarterly earnings results, a rapid economic recovery, ongoing accommodation by the U.S. Federal Reserve (the Fed), additional U.S. fiscal stimulus, and positive vaccine-related dynamics all had a favorable impact on investor confidence. On the other hand, a confluence of macroeconomic risks late in the reporting period, including signs of inflation and higher interest rates, weighed on sentiment.
All sectors within the convertible bond market finished higher. Materials, energy, and consumer discretionary were the top-performing sectors, while telecommunications, utilities, and health care were the bottom-performing sectors.
Below-investment-grade issuers outperformed investment grade issuers.
Lastly, with $68 billion in convertible bond new issuance through September 2021, annual volume was on track to meet strategists’ upwardly revised targets.
What factors affected the Fund’s performance during its fiscal year?
The Fund produced a positive total return for the 12 months ended September 30, 2021.
The attribution for the period included several positive performers from a variety of industries. The majority of the Fund’s issuers exceeded earnings expectations, which contributed to absolute performance during the period.
Sector allocations that helped relative performance during the fiscal year included financials, utilities, and technology.
Sector allocations that hurt relative performance during the 12-month period included consumer discretionary, energy, and transportation.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Counterparties: There is risk that a party upon whom the portfolio relies to complete a transaction will default.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prepayments/Calls: If issuers prepay or call fixed rate obligations when interest rates fall, it may force the Fund to reinvest at lower interest rates.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Convertible Bonds and Notes		80%
Internet	18%
Software	15
Healthcare-Products	5
All other Convertible Bonds and Notes	42
Convertible Preferred Stocks		15
Short-Term Investment		5
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Convertible Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	25.71%	19.35%	14.89%
Class A shares at POP[3,4]	18.80	18.00	14.24
Class C shares at NAV[2] and with CDSC[4]	24.75	18.47	14.05
Class P shares at NAV[2]	26.03	19.67	15.17
Institutional Class shares at NAV[2]	26.02	19.69	15.23
Administrative Class shares at NAV[2]	25.76 [5]	19.42	14.96
ICE BofA U.S. Convertibles Index	27.30	17.37	14.37
Fund Expense Ratios[6]: Class A shares: Gross 1.06%, Net 0.96%; Class C shares: Gross 1.79%, Net 1.73%; Class P shares: Gross 0.82%, Net 0.71%; Institutional Class shares: Gross 0.79%, Net 0.71%; Administrative Class Gross 1.00%, Net 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class P: ACKPX
Institutional Class: ACKIX
Class R6: ACOSX
AllianzGI Core Plus Bond Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking total return, consisting of current income and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class P shares at NAV returned 2.89%, Institutional Class shares at NAV returned 2.92%, and Class R6 shares at NAV returned 2.90%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -0.90%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
The market environment over the 12-month period was dominated by the tightening of credit spreads (the additional yield an investor receives above the yield from a U.S. Treasury bond of the same duration), which resulted from the reopening of the economy following the onset of the pandemic. In particular, the companies that were most severely affected by closures were the best performers for the reporting period. These “reopening” sectors included travel, airlines, hotels, air lessors, aircraft supply chain, and commercial real estate, both office and retail.
Investment grade fixed income sectors such as energy, subordinated financials, and airlines all benefitted from the reopening of global economies. The reopening both spurred economic activity and, importantly, reduced the risk premium attached to many of these sectors during a period of uncertainty, resulting in significant outperformance. On the commodity side, soaring oil and gas prices were a boon for companies in the energy sector, including the midstream sector where the Fund had most of its exposure.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2021, the Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.
The Fund’s outperformance for the fiscal year was driven more by sector selection than security selection. Sector performance was led by both investment grade credit, including preferred securities, as well as active repositioning in high yield credit and an underweight in agency mortgage-backed securities. From a security selection standpoint, performance was led mostly by investment grade credit, including preferreds.
Overweights to investment grade sectors drove positive returns for the fiscal year. The Fund also benefitted from the addition of a basket of “rising stars,” companies that we believe will be upgraded from the high yield market into the investment grade market in the next 12-18 months. In tandem with the economic recovery, rating agencies upgraded debt at a record pace, which caused particularly strong outperformance for these companies.
The Fund’s overweights in both the high-quality AAA-rated asset-backed security (ABS) sector and the high-quality government sector underperformed the benchmark for the 12-month period, as riskier segments of the market dominated during the COVID-19 recovery. We maintained overweight positions in both sectors given that these sectors usually yield higher than U.S. Treasuries with less exposure to additional liquidity risk. Both sectors performed relatively well during the final three months of the fiscal year as markets normalized. The security selection overweight to Small Business Administration (SBA) loans within the government sector also performed poorly during the 12-month period for primarily the same reason.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Leverage: When a fund is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Core Plus Bond Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2021.
Corporate Bonds and Notes		39%
Financials	9%
Utilities	5
Communications	5
All other Corporate Bonds and Notes	20
Asset-Backed Securities		29
Mortgage-Backed Securities		15
U.S. Government Securities		14
Short-Term Investment		2
Preferred Stocks		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Core Plus Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	Since inception	Inception date
Class P shares at NAV[2]	2.89%	6.71%	5/30/18
Institutional Class shares at NAV[2]	2.92	6.77	5/30/18
Class R6 shares at NAV[2]	2.90	6.80	5/30/18
Bloomberg U.S. Aggregate Bond Index	-0.90	4.79 [3]	—
Fund Expense Ratios[4]: Class P shares: Gross 0.76%, Net 0.35%; Institutional Class shares: Gross 0.76%, Net 0.30%; Class R6 shares: Gross 0.76%, Net 0.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2018 (inception date of the Fund), for Class P shares, Institutional Class shares, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the Fund’s inception date.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AMMAX
Institutional Class: AERIX
AllianzGI Emerging Markets Consumer Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 6.30%, and Institutional Class shares at NAV returned 6.63%. For the same period, the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 18.20%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
Emerging markets (EM) equities advanced during the reporting period as the asset class rebounded thanks to improving sentiment and higher global growth expectations.
Favorable COVID-19 vaccine news and optimism over the outlook for a global economic recovery initially propelled EM stocks higher, leading to an outperformance of deep value and economically sensitive stocks, which stood to benefit from rising inflation trends. This tailwind translated to positive results in the asset class for the initial five months of the reporting period, with the MSCI Emerging Markets Index (net) reaching an all-time high in February of 2021. Performance was mixed in the latter half of the reporting period due primarily to developments in China, where regulatory crackdowns and signs of slowing economic activity impacted results. Concerns that the U.S. Federal Reserve (the Fed) was getting closer to raising interest rates weighed on market prospects, and several EM central banks raised rates to combat increasing inflationary pressures. The asset class underperformed in July of 2021 due to a crackdown on the education sector in China and rising COVID-19 cases across many Asian countries. EM equities also lagged in September 2021 due to concerns around the potential default of a major Chinese homebuilder, which investors feared could have ripple effects for other areas of the market.
At a regional level, Eastern European stocks soared, with Russian equities among the strongest performers, helped by higher oil prices and an appreciation in the Russian ruble. Latin American markets outperformed the broader EM index as Mexican shares surged, helped in part by higher oil prices as well as hopes that the new U.S. administration would be less aggressive on trade and immigration. Brazilian stocks also rallied sharply initially as hopes of a global economic recovery lifted the outlook for oil and industrial metals prices. Meanwhile, Asian equities were impacted by regulatory announcements in China, while in contrast India advanced thanks to upbeat corporate earnings and the announcement of a pro-growth budget.
Sector performance for the benchmark index was divergent, with nine out of 11 sectors advancing. More economically sensitive segments of the market rallied significantly, led by strong gains in materials, energy, information technology, and utilities. In contrast, consumer discretionary stocks posted a double-digit decline due to weakness in key education and internet retailers within China, followed by more modest losses in the real estate sector.
What factors affected the Fund’s performance during its fiscal year?
The Fund seeks to capitalize on the long-term growth of the local emerging markets consumer, while limiting other risks including country and market capitalization. The Fund trailed its benchmark, the MSCI Emerging Markets Index (net), due to meaningful asset allocation headwinds.
During the reporting period, bottom-up stock selection was neutral relative to the benchmark, however, underperformance was attributable to the inability to own select non-consumer segments. Specifically, the Fund’s avoidance of semiconductors, energy, and materials hurt performance during the reporting period given the increased demand for computer chips, oil & gas, and metals & mining companies. However, more conservative stock selection in communication services and consumer staples offset results modestly.
Positive bottom-up stock-picking in consumer discretionary and financials contributed to relative performance during the reporting period. From a country standpoint, stock selection in China detracted, as did a relative underweight in India and the inability to own key oil and gas companies in Russia. Conversely, an overweight allocation and positive stock-picking within South Korea contributed to results, as did the Fund’s investments in select EM-consumer-related companies based in Germany.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Focused Investments: To the extent the Portfolio focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Emerging Markets Consumer Fund (Continued)
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Banks	16%
Technology Hardware, Storage & Peripherals	12
Insurance	11
Internet & Direct Marketing Retail	8
Textiles, Apparel & Luxury Goods	7
Interactive Media & Services	6
Automobiles	5
Life Sciences Tools & Services	5
Beverages	4
Wireless Telecommunication Services	3
Other (includes short-term investment)	23
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Emerging Markets Consumer Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	6.30%	5.96%	2.92%	12/1/14
Class A shares at POP[3,4]	0.45	4.77	2.07	12/1/14
Institutional Class shares at NAV[2]	6.63	6.33	3.28	12/1/14
MSCI Emerging Markets Index (net)	18.20	9.23	6.04 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.95%, Net 1.40%; Institutional Class: Gross 1.67%, Net 1.05%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 1, 2014 (inception date of the Fund), for Class A shares, and Institutional Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PALAX
Class C: PALCX
Class P: AGAPX
Institutional Class: PALLX
Class R6: AGASX
Administrative Class: AGAMX
AllianzGI Global Allocation Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking after-inflation capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 15.16%, Class C shares at NAV returned 14.29%, Class P shares at NAV returned 15.30%, Institutional Class shares at NAV returned 15.46%, Class R6 shares at NAV returned 15.46%, and Administrative Class shares at NAV returned 16.73%. For the same period, the 60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 15.52%, Bloomberg U.S. Aggregate Bond Index and MSCI AC World Index (net), both broad-based indexes, returned -0.90%, and 27.44%, respectively.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
For the 12-month period ended September 30, 2021, global equity markets surged, with many western markets reaching new highs in early September of 2021. The rally began in November of 2020, following news that COVID-19 vaccines under development had far higher efficacy rates than expected. Joe Biden’s victory in the U.S. presidential election also lifted expectations of massive fiscal stimulus to support the world’s largest economy. As COVID-19 vaccination campaigns picked up speed in 2021, there was growing optimism about a swift global economic recovery from the pandemic. Robust corporate earnings growth further buoyed global stocks.
Global government bonds sold off as rising inflation led to speculation that central banks would soon start to taper their bond-buying programs and consider raising interest rates. U.S. bond yields rose the most, with the yield on the 10-year Treasury rising 0.85% over the 12 months, while U.K. and Australian government bond yields increased 0.70%. Bond yields also rose in the eurozone, although more modestly. Corporate bonds outperformed sovereign debt, with high yield bonds recording the strongest returns.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2021, the Fund performed roughly in line with its blended benchmark (60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index).
Top contributors to results included exposures in the Diversifying Trend Overlay strategy, which takes active positions across a diversified universe of asset classes, and the Fund’s long exposure to global equities, which was maintained throughout most of the reporting period. Also in the diversifying segment of the Fund were clean energy-oriented exposures, which contributed to results for the full fiscal year, despite giving back some performance in the final quarter. In the fixed income segment of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, also contributed.
Conversely, detractors for the period stemmed from security selection in the Fund’s core equity exposures. Within equities, the Global Sustainability strategy trailed its global equity benchmark, the MSCI All Country World Index (net), for the period, although it made back much of the relative performance toward the end of the period. Additionally, exposure to lower volatility equities trailed traditional indexes, as equities with higher volatility generally outperformed during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Sustainable Investing: Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
Underlying Fund Risk: The Fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Allocation Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Affiliated Mutual Fund		34%
Corporate Bonds and Notes		15
Banks	3%
Electric Utilities	3
Insurance	1
All other Corporate Bonds and Notes	8
Common Stocks		14
Pharmaceuticals	1
Diversified Telecommunication Services	1
Electric Utilities	1
All other Common Stocks	11
Exchange-Traded Funds		11
Mortgage-Backed Securities		9
U.S. Government Securities		7
Asset-Backed Securities		7
Other (includes short-term investment)		3
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Allocation Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	15.16%	8.47%	7.66%	— %	—
Class A shares at POP[3,4]	8.83	7.25	7.05	—	—
Class C shares at NAV[2] and with CDSC[4]	14.29	7.66	6.86	—	—
Class P shares at NAV[2]	15.30	8.73	7.91	—	—
Institutional Class shares at NAV[2]	15.46	8.73	7.92	—	—
Class R6 shares at NAV[2]	15.46	8.83	—	8.19	9/8/15
Administrative Class shares at NAV[2]	16.73	8.85	7.84	—	—
60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	15.52	9.27	8.51	8.99 [5]	—
MSCI AC World Index (net)	27.44	13.20	11.90	12.40 [5]	—
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	3.38 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.64%, Net 0.91%; Class C shares: Gross 2.37%, Net 1.66%; Class P shares: Gross 1.43%, Net 0.71%; Institutional Class shares: Gross 1.39%, Net 0.68%; Class R6 shares: Gross 1.34%, Net 0.61%; Administrative Class shares: Gross 1.59%, Net 0.86%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Allocation Fund (Continued)
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : ASGAX
Class C: ASACX
Class P: AGSPX
Institutional Class: AGAIX
Class R6: ADYFX
Administrative Class: AGFAX
AllianzGI Global Dynamic Allocation Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 25.22%, Class C shares at NAV returned 24.29%, Class P shares at NAV returned 25.38%†, Institutional Class shares at NAV returned 25.59%, Class R6 shares at NAV returned 25.54%†, and Administrative Class shares at NAV returned 25.27%. For the same period, the 60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 15.52%, Bloomberg U.S. Aggregate Bond Index and MSCI AC World Index (net), both broad-based indexes, returned -0.90%, and 27.44%, respectively.
   † See footnote 5 on page 25.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
For the 12-month period ended September 30, 2021, global equity markets surged, with many western markets reaching new highs in early September of 2021. The rally began in November of 2020, following news that COVID-19 vaccines under development had far higher efficacy rates than expected. Joe Biden’s victory in the U.S. presidential election also lifted expectations of massive fiscal stimulus to support the world’s largest economy. As COVID-19 vaccination campaigns picked up speed in 2021, there was growing optimism about a swift global economic recovery from the pandemic.
Robust corporate earnings growth further buoyed global stocks.
Global government bonds sold off as rising inflation led to speculation that central banks would soon start to taper their bond-buying programs and consider raising interest rates. U.S. bond yields rose the most, with the yield on the 10-year Treasury rising 0.85% over the 12 months, while U.K. and Australian government bond yields increased 0.70%. Bond yields also rose in the eurozone, although more modestly. Corporate bonds outperformed sovereign debt, with high yield bonds recording the strongest returns.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2021, the Fund notably outperformed its blended benchmark (60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index).
For the fiscal year, the Fund benefited from its overweight to global equities, with U.S. and European equity overweight positions providing the most significant contributions to performance. In addition to the favorable allocation effects, a tilt toward value-oriented U.S. equities and companies perceived as being more sensitive to the reopening of the U.S. economy also contributed to relative performance.
In the Fund’s fixed income portfolio, an overweight to credits, as well as security selection within credits, were top contributors. Within U.S. government bonds, an underweight to U.S. Treasuries and an overweight to U.S. TIPS (Treasury inflation-protected securities) also contributed positively to performance for the period. Conversely, in the opportunistic portion of the Fund, exposure to government bonds outside the U.S. moderately detracted from results as rates rose, particularly toward the end of the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Prepayments/Calls: If issuers prepay or call fixed rate obligations when interest rates fall, it may force the Fund to reinvest at lower interest rates.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Dynamic Allocation Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Common Stocks		52%
Software	3%
Semiconductors & Semiconductor Equipment	3
Real Estate Management & Development	2
All other Common Stocks	44
Short-Term Investment		25
Corporate Bonds and Notes		17
Banks	3
Electric Utilities	2
Insurance	2
All other Corporate Bonds and Notes	10
Foreign Government Securities		6
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Dynamic Allocation Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	25.22%	9.27%	8.51%	— %	—
Class A shares at POP[3,4]	18.33	8.04	7.90	—	—
Class C shares at NAV[2] and with CDSC[4]	24.29	8.44	7.68	—	—
Class P shares at NAV[2]	25.38 [5]	9.72	8.82	—	—
Institutional Class shares at NAV[2]	25.59	9.57	8.80	—	—
Class R6 shares at NAV[2]	25.54 [5]	9.58	—	9.57	2/1/16
Administrative Class shares at NAV[2]	25.27	9.29	8.53	—	—
60% MSCI AC World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	15.52	9.27	8.51	9.93 [6]	—
MSCI AC World Index (net)	27.44	13.20	11.90	14.02 [6]	—
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	3.41 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.70%, Net 0.92%; Class C shares: Gross 2.43%, Net 1.68%; Class P shares: Gross 1.46%, Net 0.78%; Institutional Class shares: Gross 1.47%, Net 0.64%; Class R6 shares: Gross 1.39%, Net 0.64%; Administrative Class shares: Gross 1.64%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Dynamic Allocation Fund (Continued)
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : ASUAX
Class P: ASTPX
Institutional Class: ASTNX
AllianzGI Global Sustainability Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 24.61%, Class P shares at NAV returned 24.78%, and Institutional Class shares at NAV returned 24.95%. For the same period, the MSCI AC World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 27.44% and Dow Jones Sustainability World Index (net), a broad-based index, returned 24.83%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
For the 12-month period ended September 30, 2021, global equity markets surged, with many western markets reaching new highs in early September of 2021. The rally began in November of 2020, following news that COVID-19 vaccines under development had far higher efficacy rates than expected. Joe Biden’s victory in the U.S. presidential election also lifted expectations of massive fiscal stimulus to support the world’s largest economy. As COVID-19 vaccination campaigns picked up speed in 2021, there was growing optimism about a swift global economic recovery from the pandemic. Robust corporate earnings growth further buoyed global stocks.
Every sector in the MSCI AC World Index rallied during the fiscal year. Energy stocks soared as oil prices rallied sharply amid expectations of stronger demand. The financials sector was another leader, boosted by strengthening economic activity and higher long-term bond yields, which lifted the outlook for banks’ profit margins. While defensive sectors such as consumer staples and utilities were among the weakest performers, they still recorded double-digit gains.
Economic news showed that the global economy was recovering from the pandemic-related shock. However, as supply chain blockages and rising wages pushed inflation rates higher, speculation grew that central banks would soon start to taper their pandemic stimulus measures, raise interest rates, or both. While rates rose in several markets, Group of Seven (G7) nations did not follow suit during the reporting period. In September of 2021, the U.S. Federal Reserve (the Fed) signalled that it might start to taper later in the year, and a greater number of U.S. policymakers predicted that rates would rise in 2022. In the same month, the European Central Bank (ECB) decided to trim its monthly asset purchases, while the Bank of England indicated that it might soon raise rates to combat inflation.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark over the fiscal year ended September 30, 2021. This was driven largely by the strong performance from more economically sensitive stocks with value characteristics. As a team, our preference is for quality companies that we believe offer sustainable earnings growth at reasonable valuations. This focus on valuation is designed to ensure that the Fund retains a core positioning, albeit with a clear tilt toward growth characteristics.
The fourth quarter of 2020 and the start of 2021 saw a clear trend, in which stocks whose revenues and earnings had all but ceased as a result of global lockdowns staged a sharp recovery following the discovery of a successful COVID-19 vaccine. Despite this reversal, more recently, supply chain bottlenecks, an emerging energy crisis, and labor shortages stoked inflation fears. At the same time, growth expectations for the global economy were tempered. Combined with the prospect of tapering and monetary policy tightening, bond yields rose sharply during the fiscal year. Some investors worried that this combination could lead to stagflation – a period of low to negative growth despite high inflation.
These conditions led to a pullback for growth stocks, as well as more economically sensitive names.
Energy stocks were a rare bright spot. However, portfolio construction designed to ensure that stock selection is the largest driver of returns continued to be the case, with picks in the communication services, health care, and industrials sectors making the largest positive contributions. Intuit, a provider of online tax and accounting software, reported consistently strong quarterly results, with year-on-year revenue growth of 41%, and earnings before interest, taxes and depreciation (EBITDA) of 21%. Agilent, the analytical and measurement company, also boosted returns thanks to strong earnings. Other strong performers included American Express (credit cards), Shell (energy), and Alphabet (the technology giant that owns Google, Youtube, and the Android operating system ).
Conversely, names in the financials and consumer staples sectors detracted from the Fund’s performance. Adidas in particular weakened returns. Chinese President Xi’s regulatory onslaught focused not only on technology platforms but also excessive consumption. Plans to clamp down on high incomes directly impacted the maker of sports apparel, which generates its fastest growth in the region. At the same time, rising COVID-19 infections in Vietnam caused by the Delta variant caused supply chain issues for Adidas. Given the idiosyncratic and short-term nature of these issues, we saw no challenge to the longer-term investment thesis, and we continued to hold the stock. Consumer staples names including Reckit Benckiser and Unilever also detracted from performance, as did SAP (a business software provider) and S&P Global (provider of financial data).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Sustainability Fund (Continued)
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sustainable Investing: Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Software	12%
Pharmaceuticals	8
Technology Hardware, Storage & Peripherals	7
IT Services	7
Capital Markets	5
Insurance	5
Interactive Media & Services	4
Semiconductors & Semiconductor Equipment	4
Building Products	4
Machinery	4
Other (includes short-term investment)	40
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Global Sustainability Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	24.61%	14.08%	11.21%	12/9/14
Class A shares at POP[3,4]	17.76	12.80	10.29	12/9/14
Class P shares at NAV[2]	24.78	14.25	11.37	12/9/14
Institutional Class shares at NAV[2]	24.95	14.35	11.47	12/9/14
MSCI AC World Index (net)	27.44	13.20	10.06 [5]	—
Dow Jones Sustainability World Index (net)	24.83	14.03	9.91 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.43%, Net 0.94%; Class P shares: Gross 1.20%, Net 0.79%; Institutional Class shares: Gross 1.13%, Net 0.69%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 9, 2014 (inception date of the Fund), for Class A shares, Class P shares, and Institutional Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AYBAX
Class C: AYBCX
Class P: AYBPX
Institutional: AYBIX
Administrative Class: AYBVX
AllianzGI High Yield Bond Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking a high level of current income and capital growth. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 12.20%, Class C shares at NAV returned 11.32%, Class P shares at NAV returned 12.47%, Institutional Class shares at NAV returned 12.43%, and Administrative Class shares at NAV returned 14.60%. For the same period, the ICE BofA U.S. High Yield Index, the Fund’s style-specific benchmark appropriate for comparison, returned 11.46%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
High yield bonds produced a positive return for the 12-month period, with the ICE BofA U.S. High Yield Index returning 11.46%. By way of comparison, the 10-year U.S. Treasury returned -6.22%, and the S&P 500® Index gained 30.00%.
Over the fiscal year, high yield bond prices rose, yields fell, and credit spreads (the additional yield an investor receives above the risk-free rate) tightened against a backdrop of improving credit fundamentals, declining default rates, and a rising upgrade-to-downgrade ratio.
All high yield bond industries advanced for the period. Theaters & entertainment, printing &
publishing, and energy outperformed, while cable & satellite TV, utilities, and telecom-wireless underperformed.
Performance dispersion among credit quality categories widened over the 12-month period as the market recovery broadened and interest rates trended higher. For the period, issues rated BB, B, and CCC returned 9.7%, 10.0%, and 24.1%, respectively.
Lastly, high yield bond new issuance in 2021 was robust as of the end of September, and was on track to surpass 2020’s annual record.
What factors affected the Fund’s performance during its fiscal year?
The Fund produced a positive total return for the fiscal year ended September 30, 2021, and delivered a high level of income over the same period.
Nearly all industries and most issues in the Fund finished higher. The Fund’s underweight allocation to CCC-rated bonds, which outperformed higher-quality credits, had an adverse impact on relative performance.
Industry allocations that helped relative performance during the period included financial services, theaters & entertainment, and air transportation.
Industry allocations that hurt relative performance during the period included energy, support-services, and personal & household products.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Corporate Bonds and Notes		88%
Oil, Gas & Consumable Fuels	10%
Telecommunications	7
Media	6
All other Corporate Bonds and Notes	65
Short-Term Investment		7
Preferred Stock		3
Common Stocks		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI High Yield Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	12.20%	4.83%	5.67%
Class A shares at POP[3,4]	7.99	4.03	5.27
Class C shares at NAV[2] and with CDSC[4]	11.32	4.13	4.92
Class P shares at NAV[2]	12.47	5.21	5.99
Institutional Class shares at NAV[2]	12.43	5.17	6.00
Administrative Class shares at NAV[2]	14.60	5.49	5.92
ICE BofA U.S. High Yield Index	11.46	6.35	7.30
Fund Expense Ratios[5]: Gross 1.14%, Net 1.12%; Class C shares: Gross 1.76%, Net 1.76%; Class P shares: Gross 0.88%, Net 0.80%; Institutional Class shares: Gross 0.87%, Net 0.83%; Administrative Class shares: Gross 1.16%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AOPAX
Class C: AOPCX
Class P: ALOPX
Institutional Class: ALOIX
Class R6: AIISX
AllianzGI International Small-Cap Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking maximum long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 23.32%, Class C shares at NAV returned 22.36%, Class P shares at NAV returned 23.48%†, Institutional Class shares at NAV returned 23.55%, and Class R6 shares at NAV returned 23.60%. For the same period, the MSCI World ex USA Small Cap Index, the Fund’s style-specific benchmark appropriate for comparison, returned 30.14% and MSCI EAFE® Small Cap Index (net), a broad-based index, returned 29.02%.
   † See footnote 5 on page 33.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
International equity markets in general, and international small-cap stocks in particular, surged over the 12 months ended September 30, 2021, with many western markets reaching new highs in early September of 2021. The rally began in November of 2020, following news that COVID-19 vaccines under development had far higher efficacy rates than expected. Joe Biden’s victory in the U.S. presidential election also lifted expectations of massive fiscal stimulus to support the world’s largest economy. As COVID-19 vaccination campaigns picked up speed in 2021, there was growing optimism about a swift global economic recovery from the pandemic. Robust corporate earnings growth further buoyed global stocks.
Over the 12-month period, international small-cap stocks outperformed international large-caps.
What factors affected the Fund’s performance during its fiscal year?
For the 12-month period ended September 30, 2021, the Fund underperformed its benchmark, the MSCI World Ex USA Small Cap Index (net).
The Fund represents the stocks in which we have the highest conviction from three underlying regional small-cap strategies: Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns, as the regional allocation of the Fund is neutral to the benchmark, and the Fund has risk controls to ensure that sector deviations do not become too large.
In absolute terms, all three small-cap markets performed strongly for the fiscal year. European small-caps registered the strongest gains, followed by small-caps from Asia ex-Japan, and finally Japan. In relative terms, the Japanese portfolio outperformed its local market. The Asia ex-Japan and the European portfolios lagged their respective indexes.
The Fund’s small-cap portfolio of quality companies, which is exposed to structural growth trends, was not as favorably positioned as the broader equity markets during the period. The Fund saw a negative contribution from stock selection, which detracted from performance in the consumer discretionary, industrials, and materials sectors. Health care was the most important contributor to performance, as a result of successful stock picking, followed by information technology and real estate. Sector allocation was a slight detractor. The Fund’s underweight positions in energy and materials, and an overweight in health care, weighed on relative performance. Nevertheless, the Fund’s underweight positions in consumer staples, real estate, and utilities companies were favorable.
Positive contributors to the Fund’s 12-month performance included the following stocks: ASM International (Netherlands), JEOL (Japan), Siltronic (Germany), Alchip Technologies (Taiwan), and Strorebrand (Norway). ASM International operates in more than 14 countries and produces equipment for front-end chip-making processes, such as epitaxy (film deposition), diffusion/oxidation, and chemical vapor deposition. JEOL manufactures electron optics instruments and analytical instruments. Siltronic manufactures hyper pure silicon wafers for use in computers, smartphones, flat panel displays, navigation systems, automotive engine control systems, and many other applications. Alchip provides silicon design and manufacturing services and offers a range of system on chip (SoC) design solutions for low power, high performance, and cost considerations. Storebrand Technologies offers insurance, asset management, and banking services.
Detractors from the Fund’s 12-month performance included the following stocks: ASOS (U.K.), Marui Group (Hong Kong), Scout24 (Germany), HomeServe (U.K.), and Fuji Oil Holdings (Japan). ASOS is a leader in the growing online fashion market aimed at young adults, and has been increasing sales at a compound annual growth rate (CAGR) of more than 25% from 2012 to 2018. Marui Group operates department stores that sell clothing, accessories, home appliances, and food, and also provides consumer loan services in Japan. Scout24 operates as a platforms-service company, specializing in the real estate and automotive sectors, and serves clients in Europe. HomeServe provides home emergency and repair services. Fuji Oil develops and manufactures specialty vegetable oils and fats, oils- and fats-processed foods such as chocolate, and soy protein-related products.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI International Small-Cap Fund (Continued)
market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Machinery	8%
Semiconductors & Semiconductor Equipment	8
Insurance	6
Commercial Services & Supplies	5
Trading Companies & Distributors	5
Electronic Equipment, Instruments & Components	5
Healthcare Equipment & Supplies	5
IT Services	5
Chemicals	4
Real Estate Management & Development	3
Other (includes short-term investment)	46
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI International Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	23.32%	8.62%	9.83%	— %	—
Class A shares at POP[3,4]	16.54	7.39	9.21	—	—
Class C shares at NAV[2] and with CDSC[4]	22.36	7.76	8.98	—	—
Class P shares at NAV[2]	23.48 [5]	8.78	10.00	—	—
Institutional Class shares at NAV[2]	23.55	8.83	10.08	—	—
Class R6 shares at NAV[2]	23.60	8.89	—	9.14	2/1/16
MSCI World Ex USA Small Cap Index (net)	30.14	10.33	10.03	11.72 [6]	—
MSCI EAFE Small Cap Index (net)	29.02	10.38	10.73	11.41 [6]	—
Fund Expense Ratios[7]: Gross 1.85%, Net 1.25%; Class C shares: Gross 2.58%, Net 2.00%; Class P shares: Gross 1.60%, Net 1.10%; Institutional Class shares: Gross 1.62%, Net 1.04%; Class R6 shares: Gross 1.54%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, and Institutional Class shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Preferred Securities and Income Fund Fund Summary (Unaudited)
Ticker Symbols:
Class P: APUPX
Institutional Class: APEIX
Class R6: ARISX
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking total return consisting of high current income and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class P shares at NAV returned 17.18%, Institutional Class shares at NAV returned 17.20%†, and Class R6 shares at NAV returned 17.32%. For the same period, the ICE BofA Fixed Rate Preferred Securities Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.86% and S&P 500® Financials Index, a broad-based index, returned 59.13%.
   † See footnote 3 on page 36.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
Despite the longer-term trend of the difference between senior and subordinated security yields narrowing, preferred market valuations still looked attractive on a relative basis, because yields on senior securities rallied even further, providing room for the spread between senior and subordinated securities to come down. Balanced new issuance and redemption trends combined with yield demand also created a supportive technical environment.
What factors affected the Fund’s performance during its fiscal year?
For the 12-month period ended September 30, 2021, the Fund outperformed its benchmark, the ICE BofAML Fixed Rate Preferred Securities Index. Returns for both the Fund and the benchmark reflected the rebound from the pandemic-driven market weakness. The Fund’s relative performance benefited from a strong rebound in lower-rated securities, and opportunistic increases in the Fund’s exposure to sectors whose growth was impacted by the pandemic, such as pipelines and miscellaneous manufacturing. Out-of-benchmark exposures to floating rate securities, European bank additional tier 1 securities (AT1s ), and common equities also contributed positively to relative performance. Positive security selection in pipelines, banks, insurance, diversified financial services, and miscellaneous manufacturing also helped relative performance, along with exposure to securities with coupons indexed with a spread to five- and 10-year Treasuries versus those indexed to short-term, three-month London Interbank Offered Rates (LIBOR).
Fund performance benefited from an overweight allocation to below-investment-grade securities. Below-investment-grade preferred securities, as measured by the ICE BofA US High Yield Institutional Capital Securities Index (HIPS), outperformed the benchmark, which includes only investment grade securities. Given the concentrated nature of the benchmark’s positions in the three largest U.S. financial institutions, collectively 40%, the process of diversifying to large U.S. regional banks, diversified financials, and European AT1s results in a significant amount of exposure to BB-rated securities. The Fund’s overweight position in the pipeline sector also contributed to the allocation to below-investment-grade securities. An out-of-benchmark allocation to floating rate hybrids, securities which have passed their initial call date and transitioned to floating rate coupons, was among the top contributors to Fund performance, benefiting from the rebound of economic activity, which drove Treasury yields higher. A modest allocation to a few select higher dividend-yielding pipeline common equities also contributed to Fund performance. Detracting from performance over the 12-month period was the Fund’s positioning in securities with 10-year call structures, which lagged when rates climbed steeply in the first quarter of 2021. The Fund reduced its holdings in these securities during the fiscal year ended September 30, 2021.
Additionally, given the strong rebound in performance across markets following the introduction of COVID-19 vaccines, the Fund took profits on many of its overweight positions.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Contingent Convertible Securities: Contingent convertible securities (“CoCos”) are subject to greater levels of credit and liquidity risk than fixed income securities generally. They may rank junior to other creditors in the event of a liquidation or other bankruptcy-related event and become further subordinated as a result of conversion from debt to equity.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Preferred Securities and Income Fund (Continued)
Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the portfolio.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the portfolio.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2021.
Corporate Bonds and Notes		62%
Financials	42%
Energy	7
Consumer, Cyclical	5
All other Corporate Bonds and Notes	8
Preferred Stocks		34
Short-Term Investment		3
U.S. Government Security		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Preferred Securities and Income Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	Since inception	Inception date
Class P shares at NAV[2]	17.18%	8.53%	5/30/18
Institutional Class shares at NAV[2]	17.20 [3]	8.60	5/30/18
Class R6 shares at NAV[2]	17.32	8.64	5/30/18
ICE BofA Fixed Rate Preferred Securities Index	6.86	6.71 [4]	—
S&P 500® Financials Index	59.13	12.43 [4]	—
Fund Expense Ratios[5]: Class P shares: Gross 1.07%, Net 0.60%; Institutional Class shares: Gross 1.13%, Net 0.55%; Class R6 shares: Gross 1.07%, Net 0.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on May 30, 2018 (inception date of the Fund), for Class P shares, Institutional Class shares, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the Fund’s inception date.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : ASHAX
Class C: ASHCX
Class P: ASHPX
Institutional Class: ASHIX
Class R6: ASHSX
AllianzGI Short Duration High Income Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking a high level of current income with lower volatility than the broader high yield market. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 10.57%†, Class C shares at NAV returned 10.26%†, Class P shares at NAV returned 10.74%†, Institutional Class shares at NAV returned 10.91%, and Class R6 shares at NAV returned 10.95%. For the same period, the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.40%.
   † See footnote 3 on page 38.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
High yield bonds produced a positive return for the 12-month period, with the ICE BofA U.S. High Yield Index returning 11.46%. By way of comparison, the 10-year U.S. Treasury returned -6.22%, and the S&P 500® Index gained 30.00%.
Over the fiscal year, high yield bond prices rose, yields fell, and credit spreads (the additional yield an investor receives above the risk-free rate) tightened against a backdrop of improving credit fundamentals, declining default rates, and a rising upgrade-to-downgrade ratio.
All high yield bond industries advanced for the period. Theaters & entertainment, printing & publishing, and energy outperformed, while cable & satellite TV, utilities, and telecom-wireless underperformed.
Performance dispersion among credit quality categories widened over the 12-month period as the market recovery broadened and interest rates trended higher. For the period, issues rated BB, B, and CCC returned 9.7%, 10.0%, and 24.1%, respectively.
Lastly, high yield bond new issuance in 2021 was robust as of the end of September, and was on track to surpass 2020’s annual record.
What factors affected the Fund’s performance during its fiscal year?
The Fund produced a positive total return for the fiscal year ended September 30, 2021, and delivered a high level of income over the same period.
Performance during the reporting period benefited from industry weightings and active credit selection. Industry exposures that had the greatest positive impact on performance were financial services, energy, and aerospace. There were no industries that detracted from performance for the period.
The Fund remained focused on credit quality, liquidity, and minimizing premiums paid. Average duration in the Fund remained relatively low and well below the average yield and coupon during the fiscal year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Corporate Bonds and Notes		89%
Diversified Financial Services	9%
Oil, Gas & Consumable Fuels	9
Pipelines	9
All other Corporate Bonds and Notes	62
Leveraged Loans		7
Short-Term Investment		4
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Short Duration High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	10.57% [3]	4.15%	4.74%	10/3/11
Class A shares at POP[4,5]	8.09	3.68	4.50	10/3/11
Class C shares at NAV[2] and with CDSC[5]	10.26 [3]	3.89	4.43	10/3/11
Class P shares at NAV[2]	10.74 [3]	4.40	4.95	10/3/11
Institutional Class shares at NAV[2]	10.91	4.44	5.02	10/3/11
Class R6 shares at NAV[2]	10.95	—	4.48	2/1/17
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	6.40	4.52	— [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.00%, Net 0.86%; Class C shares: Gross 1.23%, Net 1.11%; Class P shares: Gross 0.77%, Net 0.65%; Institutional Class shares: Gross 0.75%, Net 0.60%; Class R6 shares: Gross 0.69%, Net 0.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 3, 2011 (inception date of the Fund), for Class A shares, Class C shares, Class P shares, and Institutional Class shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index returned 5.29% from the inception date of Class A shares, Class C shares, Class P shares, and Institutional Class shares and 4.56% from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AWTAX
Class C: AWTCX
Class P: AWTPX
Institutional Class: AWTIX
AllianzGI Water Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 29.41%, Class C shares at NAV returned 28.48%, Class P shares at NAV returned 29.77%, and Institutional Class shares at NAV returned 29.76%. For the same period, the S&P 500® Global Water Index, the Fund’s style-specific benchmark appropriate for comparison, returned 37.41% and MSCI AC World Index (net), a broad-based index, returned 27.44%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
For the 12-month period ended September 30, 2021, global equity markets surged, with many western markets reaching new highs in early September of 2021. The rally began in November of 2020, following news that COVID-19 vaccines under development had far higher efficacy rates than expected. Joe Biden’s victory in the U.S. presidential election also lifted expectations of massive fiscal stimulus to support the world’s largest economy. As COVID-19 vaccination campaigns picked up speed in 2021, there was growing optimism about a swift global economic recovery from the pandemic. Robust corporate earnings growth further buoyed global stocks.
Every sector in the MSCI AC World Index rallied during the fiscal year. Energy stocks soared as oil prices rallied sharply amid expectations of stronger demand. The financials sector was another leader, boosted by strengthening economic activity and higher long-term bond yields, which lifted the outlook for banks’ profit margins. While defensive sectors such as consumer staples and utilities were among the weakest performers, they still recorded double-digit gains.
Economic news showed that the global economy was recovering from the pandemic-related shock. However, as supply chain blockages and rising wages pushed inflation rates higher, speculation grew that central banks would soon start to taper their pandemic stimulus measures, raise interest rates, or both. While rates rose in several markets, Group of Seven (G7) nations did not follow suit during the reporting period. In September of 2021, the U.S. Federal Reserve (the Fed) signalled that it might start to taper later in the year, and a greater number of U.S. policymakers predicted that rates would rise in 2022. In the same month, the European Central Bank (ECB) decided to trim its monthly asset purchases, while the Bank of England indicated that it might soon raise rates to combat inflation.
What factors affected the Fund’s performance during its fiscal year?
The Fund delivered strong absolute results during the fiscal year ended September 30, 2021.
Positive performance was driven by stock selection, particularly within the health care and industrials sectors. Sector allocation detracted from results during the period.
From an individual stock perspective, Xylem (smart water technology provider), Alfa Laval (fluid control), Arcadis (environmental engineering), Danaher (water diagnostic and treatment solutions), and Tetra Tech (environmental engineering) were the strongest absolute contributors to results.
In contrast, Fortune Brands (water efficiency building products), Kubota (water efficient agriculture equipment), Wienerberger (building materials), American States Water (U.S. Water utility), and Veolia (French water utility) were the largest absolute detractors from results. The Fund exited its position in American States Water during the reporting period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Water-Related Risk: Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.
Focused Investments: To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sustainable Investing: Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Water Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2021.
Machinery	36%
Water Utilities	11
Electronic Equipment, Instruments & Components	10
Building Products	10
Life Sciences Tools & Services	7
Healthcare Equipment & Supplies	5
Multi-Utilities	4
Commercial Services & Supplies	4
Chemicals	4
Construction & Engineering	4
Other (includes short-term investment)	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Water Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	29.41%	11.83%	12.26%
Class A shares at POP[3,4]	22.29	10.57	11.63
Class C shares at NAV[2] and with CDSC[4]	28.48	10.99	11.42
Class P shares at NAV[2]	29.77	12.13	12.54
Institutional Class shares at NAV[2]	29.76	12.14	12.60
MSCI AC World Index (net)	27.44	13.20	11.90
S&P Global Water Index (net)	37.41	14.87	14.00
Fund Expense Ratios[5]: Gross 1.49%, Net 1.22%; Class C shares: Gross 2.23%, Net 1.97%; Class P shares: Gross 1.25%, Net 0.94%; Institutional Class shares: Gross 1.27%, Net 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2011, for Class A shares, Class C shares, Class P shares, and Institutional Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AZMAX
Class C: AZMCX
Class P: AZMPX
Institutional Class: AZMIX
NFJ Emerging Markets Value Fund Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2021, the Fund’s Class A shares at NAV returned 12.24%, Class C shares at NAV returned 11.40%, Class P shares at NAV returned 12.40%, and Institutional Class shares at NAV returned 12.50%. For the same period, the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 18.20%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2021?
International equities generally rallied over the 12-month period, buoyed by the prospect of COVID-19 vaccinations, further stimulus measures, and a recovering global economy. That said, the market rally based on expectations of the economy reopening largely faltered toward the end of the reporting period as investors grappled with the rise of the Delta variant, the Evergrande crisis in China, and central banks around the globe tightening monetary policy in an effort to battle spiking inflation. Rising inflation presented particular challenges in the emerging markets, with central banks in Brazil, Russia, and Mexico hiking interest rates in 2021.
Within the MSCI Emerging Markets Index (net), Russia, India, and Taiwan led returns, while China slumped 7.5% for the reporting period. The index’s best-performing sectors were materials and energy, which rose more than 45%, followed by strength from information technology and utilities. In contrast, consumer discretionary and real estate slumped into negative territory, followed by weakness from the communication services and health care sectors over the 12 months.
What factors affected the Fund’s performance during its fiscal year?
For the 12-month period ended September 30, 2021, the Fund underperformed its benchmark MSCI Emerging Markets Index (net).
Negative stock selection drove performance results, largely due to stock picking in the consumer discretionary and materials sectors, as holdings failed to keep pace with benchmark shares. These results were only somewhat offset by positive stock selection in the information technology and industrials sectors.
Sector allocation modestly detracted over the period, largely due to underweight positions in materials and energy, which dampened relative returns. Conversely, an underweight in consumer discretionary and an overweight in information technology benefitted results.
By country, stock selection was strong across the U.S., China, South Korea, and Taiwan, while selection in India, Brazil, South Africa, and Saudi Arabia dampened relative returns. From an allocation standpoint, overweight positions in the Netherlands, Hong Kong, and the U.S. contributed, while underweight exposures across Russia, Taiwan, and India detracted from relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2021.
Information Technology	32%
Financials	15
Consumer Discretionary	12
Communication Services	10
Materials	6
Consumer Staples	6
Industrials	5
Other (includes short-term investment)	14
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Emerging Markets Value Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/21

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	12.24%	8.83%	5.96%	12/18/12
Class A shares at POP[3,4]	6.07	7.61	5.28	12/18/12
Class C shares at NAV[2] and with CDSC[4]	11.40	8.03	5.18	12/18/12
Class P shares at NAV[2]	12.40	8.99	6.13	12/18/12
Institutional Class shares at NAV[2]	12.50	9.11	6.23	12/18/12
MSCI Emerging Markets Index (net)	18.20	9.23	4.53 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.68%, Net 1.14%; Class C shares: Gross 2.37%, Net 1.89%; Class P shares: Gross 1.42%, Net 0.99%; Institutional Class shares: Gross 1.42%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A shares, Class C shares, Class P shares, and Institutional Class shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

AllianzGI Convertible Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value

Convertible Preferred Stocks—15.7%
Auto Components—1.0%
Aptiv plc Series A, 5.500%	183,535	$ 30,926
Capital Markets—0.8%
KKR & Co., Inc. Series C, 6.000%	317,090	25,053
Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%	224,860	19,122
Diversified Financial Services—0.4%
Chewy, Inc.2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	8,450	13,072
Electric Utilities—2.4%
NextEra Energy, Inc., 5.279%	1,042,035	53,102
NextEra Energy, Inc., 6.219%	380,645	19,455
		72,557

Healthcare Equipment & Supplies—2.8%
Boston Scientific Corp. Series A, 5.500%	223,960	26,069
Danaher Corp. Series A, 4.750%	28,380	57,555
		83,624

Independent Power Producers & Energy Traders—0.5%
AES Corp. (The), 6.875%	164,985	15,905
Life Sciences Tools & Services—1.1%
Avantor, Inc. Series A, 6.250%	259,735	32,703
Machinery—1.9%
Colfax Corp., 5.750%	88,280	16,470
RBC Bearings, Inc. Series A, 5.000%	153,120	17,068
Stanley Black & Decker, Inc., 5.250%	214,275	22,550
		56,088

Pharmaceuticals—0.5%
Elanco Animal Health, Inc., 5.000%	320,135	15,965
	Shares	Value

Professional Services—0.5%
Clarivate plc Series A, 5.250%	153,815	$ 13,334
Semiconductors & Semiconductor Equipment—2.2%
Broadcom, Inc. Series A, 8.000%	42,075	64,460
Wireless Telecommunication Services—1.0%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	27,460	31,051
Total Convertible Preferred Stocks (Identified Cost $389,052)		473,860

	Par Value
Convertible Bonds and Notes—80.5%
Airlines—1.2%
JetBlue Airways Corp. 144A 0.500%, 4/1/26(1)	$ 2,980	2,920
Southwest Airlines Co. 1.250%, 5/1/25	21,895	32,706
		35,626

Auto Manufacturers—2.7%
Ford Motor Co. 144A 0.000%, 3/15/26(1)	30,725	33,125
NIO, Inc. 144A 0.500%, 2/1/27(1)	17,025	13,859
Tesla, Inc. 2.000%, 5/15/24	2,760	34,437
		81,421

Biotechnology—1.7%
Bridgebio Pharma, Inc. 144A 2.250%, 2/1/29(1)	17,800	15,424
Exact Sciences Corp. 0.375%, 3/15/27	14,505	16,427
Guardant Health, Inc. 144A 0.000%, 11/15/27(1)	9,790	11,209
NeoGenomics, Inc. 0.250%, 1/15/28	7,185	7,266
		50,326

Commercial Services—4.1%
Chegg, Inc. 0.000%, 9/1/26	18,420	18,153
	Par Value	Value

Commercial Services—continued
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)	$ 16,090	$ 15,537
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(1)	21,750	26,125
144A 0.500%, 8/1/27(1)	5,875	5,831
Square, Inc.
0.500%, 5/15/23	3,055	9,396
144A 0.000%, 5/1/26(1)	14,520	16,632
144A 0.250%, 11/1/27(1)	28,035	33,055
		124,729

Computers—2.7%
CyberArk Software Ltd. 0.000%, 11/15/24	12,735	15,096
Lumentum Holdings, Inc. 0.500%, 12/15/26	8,540	9,380
Pure Storage, Inc. 0.125%, 4/15/23	27,030	31,263
Zscaler, Inc. 0.125%, 7/1/25	13,350	24,346
		80,085

Cosmetics & Personal Care—0.8%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	22,515	24,879
Diversified Financial Services—2.8%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(1)	23,985	23,973
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	12,425	14,916
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	22,105	22,644
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(1)	15,525	21,289
		82,822

Electronics—0.3%
II-VI, Inc. 0.250%, 9/1/22	6,905	9,170
See Notes to Financial Statements

AllianzGI Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Energy-Alternate Sources—1.6%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(1)	$ 17,580	$ 16,393
144A 0.000%, 3/1/28(1)	18,870	17,455
Sunnova Energy International, Inc. 144A 0.250%, 12/1/26(1)	13,090	14,910
		48,758

Entertainment—3.2%
DraftKings, Inc. 144A 0.000%, 3/15/28(1)	39,010	34,348
Live Nation Entertainment, Inc. 2.000%, 2/15/25	34,455	39,486
Vail Resorts, Inc. 144A 0.000%, 1/1/26(1)	21,850	23,325
		97,159

Equity Real Estate Investment Trusts (REITs)—0.7%
Pebblebrook Hotel Trust 1.750%, 12/15/26	18,195	20,315
Healthcare-Products—4.9%
CONMED Corp. 2.625%, 2/1/24	9,175	14,181
Envista Holdings Corp. 2.375%, 6/1/25	11,260	23,360
Insulet Corp. 0.375%, 9/1/26	15,060	20,943
Natera, Inc. 2.250%, 5/1/27	8,975	26,835
Novocure Ltd. 144A 0.000%, 11/1/25(1)	14,050	14,949
Omnicell, Inc. 0.250%, 9/15/25	17,500	27,908
Repligen Corp. 0.375%, 7/15/24	7,875	19,915
		148,091

Healthcare-Services—1.8%
Accolade, Inc. 144A 0.500%, 4/1/26(1)	12,380	13,603
Anthem, Inc. 2.750%, 10/15/42	2,815	14,858
Oak Street Health, Inc. 144A 0.000%, 3/15/26(1)	15,755	14,243
Teladoc Health, Inc. 1.250%, 6/1/27	11,095	11,144
		53,848

Internet—17.9%
Airbnb, Inc. 144A 0.000%, 3/15/26(1)	30,805	30,266
	Par Value	Value

Internet—continued
Booking Holdings, Inc. 0.750%, 5/1/25	$ 16,830	$ 24,715
Etsy, Inc.
0.125%, 9/1/27	21,030	27,644
144A 0.250%, 6/15/28(1)	26,050	29,554
Expedia Group, Inc. 144A 0.000%, 2/15/26(1)	14,745	15,919
FireEye, Inc. 0.875%, 6/1/24	14,050	14,937
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	24,300	45,562
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	1,340	2,708
NortonLifeLock, Inc. 144A 2.000%, 8/15/22(1)	10,605	13,543
Okta, Inc. 0.375%, 6/15/26	18,860	23,028
Palo Alto Networks, Inc.
0.750%, 7/1/23	10,830	19,682
0.375%, 6/1/25	27,720	45,768
Sea Ltd. 0.250%, 9/15/26	22,135	22,401
Shopify, Inc. 0.125%, 11/1/25	19,940	24,407
Snap, Inc.
0.750%, 8/1/26	3,695	12,053
144A 0.000%, 5/1/27(1)	41,075	47,198
TechTarget, Inc. 144A 0.125%, 12/15/25(1)	11,415	15,088
Twitter, Inc.
0.250%, 6/15/24	10,935	13,769
144A 0.000%, 3/15/26(1)	16,170	15,011
Uber Technologies, Inc. 144A 0.000%, 12/15/25(1)	34,255	33,317
Upwork, Inc. 144A 0.250%, 8/15/26(1)	14,890	15,172
Wayfair, Inc.
0.625%, 10/1/25	14,665	14,658
1.000%, 8/15/26	3,565	6,608
Zendesk, Inc. 0.625%, 6/15/25	10,215	12,988
Zillow Group, Inc. 2.750%, 5/15/25	8,935	13,911
		539,907

Iron & Steel—0.4%
Cleveland-Cliffs, Inc. 1.500%, 1/15/25	4,485	11,486
Leisure Time—2.1%
Callaway Golf Co. 2.750%, 5/1/26	11,460	20,048
	Par Value	Value

Leisure Time—continued
NCL Corp., Ltd. 5.375%, 8/1/25	$ 9,230	$ 15,755
Royal Caribbean Cruises Ltd. 144A 2.875%, 11/15/23(1)	21,850	28,241
		64,044

Machinery-Diversified—1.5%
Chart Industries, Inc. 144A 1.000%, 11/15/24(1)	6,985	22,801
Middleby Corp. (The) 1.000%, 9/1/25	14,440	20,599
		43,400

Media—3.1%
DISH Network Corp.
3.375%, 8/15/26	13,770	14,314
144A 0.000%, 12/15/25(1)	23,570	28,166
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)	27,640	29,178
Liberty Media Corp. 1.375%, 10/15/23	16,140	21,974
		93,632

Mining—0.8%
MP Materials Corp. 144A 0.250%, 4/1/26(1)	13,610	13,812
SSR Mining, Inc. 2.500%, 4/1/39	10,010	11,418
		25,230

Oil, Gas & Consumable Fuels—2.0%
EQT Corp. 1.750%, 5/1/26	14,355	22,631
Pioneer Natural Resources Co. 0.250%, 5/15/25	22,755	36,726
		59,357

Pharmaceuticals—2.6%
Dexcom, Inc.
0.750%, 12/1/23	2,785	9,258
0.250%, 11/15/25	43,015	50,973
Jazz Investments I Ltd. 2.000%, 6/15/26	14,840	17,131
		77,362

Private Equity—0.7%
Digitalbridge Operating Co. LLC 144A 5.750%, 7/15/25(1)	7,660	21,047
See Notes to Financial Statements

AllianzGI Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Retail—1.7%
Burlington Stores, Inc. 2.250%, 4/15/25	$ 15,860	$ 23,037
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	4,440	16,287
RH 0.000%, 9/15/24	3,750	11,792
		51,116

Semiconductors—2.9%
Cree, Inc. 1.750%, 5/1/26	3,150	5,816
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(1)	21,900	23,214
Microchip Technology, Inc. 0.125%, 11/15/24	27,560	31,155
ON Semiconductor Corp. 144A 0.000%, 5/1/27(1)	23,860	28,231
		88,416

Software—15.5%
Avalara, Inc. 144A 0.250%, 8/1/26(1)	21,515	22,087
Bentley Systems, Inc. 144A 0.125%, 1/15/26(1)	15,220	17,511
Bill.com Holdings, Inc.
144A 0.000%, 12/1/25(1)	10,880	19,316
144A 0.000%, 4/1/27(1)	14,095	14,773
Blackline, Inc. 144A 0.000%, 3/15/26(1)	18,270	17,954
Cerence, Inc. 3.000%, 6/1/25	5,340	14,237
Ceridian HCM Holding, Inc. 144A 0.250%, 3/15/26(1)	14,120	15,207
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	25,220	24,337
Coupa Software, Inc. 0.375%, 6/15/26	16,220	17,507
	Par Value	Value

Software—continued
Datadog, Inc. 0.125%, 6/15/25	$ 9,165	$ 15,131
DocuSign, Inc. 144A 0.000%, 1/15/24(1)	19,820	20,672
Five9, Inc. 0.500%, 6/1/25	14,440	19,473
HubSpot, Inc. 0.375%, 6/1/25	10,050	24,322
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)	20,730	21,572
MongoDB, Inc. 0.250%, 1/15/26	11,490	26,181
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	40,142	39,529
Porch Group, Inc. 144A 0.750%, 9/15/26(1)	30,545	30,430
ServiceNow, Inc. 0.000%, 6/1/22	1,155	5,326
Splunk, Inc.
0.500%, 9/15/23	12,015	14,043
1.125%, 9/15/25	11,830	14,440
Tyler Technologies, Inc. 144A 0.250%, 3/15/26(1)	25,270	27,648
Workday, Inc. 0.250%, 10/1/22	15,845	27,125
Workiva, Inc. 1.125%, 8/15/26	1,130	2,099
Zynga, Inc. 144A 0.000%, 12/15/26(1)	16,415	15,851
		466,771

Telecommunications—0.8%
Viavi Solutions, Inc. 1.000%, 3/1/24	18,295	23,783
Total Convertible Bonds and Notes (Identified Cost $2,116,519)		2,422,780

Total Long-Term Investments—96.2% (Identified Cost $2,505,571)		2,896,640

	Shares	Value
Short-Term Investment—4.6%
Money Market Mutual Fund—4.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	140,257,328	$ 140,257
Total Short-Term Investment (Identified Cost $140,257)		140,257

TOTAL INVESTMENTS—100.8% (Identified Cost $2,645,828)		$3,036,897
Other assets and liabilities, net—(0.8)%		(24,701)
NET ASSETS—100.0%		$3,012,196

Abbreviations:
LLC	Limited Liability Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $1,204,766 or 40.0% of net assets.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Jersey	2
Canada	2
Cayman Islands	1
Bermuda	1
Liberia	1
Total	100%
† % of total investments as of September 30, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Convertible Bonds and Notes	$2,422,780	$ —	$2,422,780
Equity Securities:
Convertible Preferred Stocks	473,860	429,737	44,123
Money Market Mutual Fund	140,257	140,257	—
Total Investments	$3,036,897	$569,994	$2,466,903
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

AllianzGI Core Plus Bond Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—15.5%
U.S. Treasury Bonds
1.750%, 8/15/41	$ 1,297	$ 1,240
2.375%, 5/15/51	1,748	1,866
U.S. Treasury Notes
1.500%, 1/31/22(1)(2)	1,250	1,256
0.375%, 9/15/24	750	747
0.750%, 8/31/26	2,113	2,090
1.250%, 8/15/31	1,222	1,192
Total U.S. Government Securities (Identified Cost $8,457)		8,391

Foreign Government Security—0.4%
United Mexican States 4.500%, 1/31/50	200	204
Total Foreign Government Security (Identified Cost $215)		204

Mortgage-Backed Securities—16.3%
Agency—16.3%
Federal Home Loan Mortgage Corp.
TBA, 2.000%(3)	2,255	2,257
TBA, 2.500%(3)	1,350	1,389
3.000%, 1/1/50	619	656
Federal National Mortgage Association
2.500%, 11/1/31	246	259
2.500%, 7/1/40	314	324
3.500%, 1/1/46	800	867
3.000%, 7/1/50	134	142
2.500%, 12/1/50	1,204	1,249
2.000%, 2/1/51	766	776
2.500%, 3/1/51	867	898
		8,817

Total Mortgage-Backed Securities (Identified Cost $8,726)		8,817

Asset-Backed Securities—31.3%
Automobiles—12.0%
Carmax Auto Owner Trust
2019-3, C 2.600%, 6/16/25	400	413
2020-1, A4 2.030%, 6/16/25	585	603
2021-1, A4 0.530%, 10/15/26	135	135
2021-4, A2A 0.240%, 11/15/24	500	500
Chesapeake Funding II LLC 2019-2A, C 144A 2.270%, 9/15/31(4)	400	408
	Par Value	Value

Automobiles—continued
Ford Credit Auto Owner Trust
2018-1, A 144A 3.190%, 7/15/31(4)	$ 260	$ 278
2020-1, A 144A 2.040%, 8/15/31(4)	232	240
GM Financial Automobile Leasing Trust
2019-3, C 2.350%, 7/20/23	400	403
2021-2, A3 0.340%, 5/20/24	180	180
GM Financial Consumer Automobile Receivables Trust
2018-4, A4 3.320%, 6/17/24	186	190
2019-4, A3 1.750%, 7/16/24	137	138
2020-2, A3 1.490%, 12/16/24	70	71
2021-3, A3 0.480%, 6/16/26	100	100
Hyundai Auto Receivables Trust
2018-A, A4 2.940%, 6/17/24	157	158
2019-A, A3 2.660%, 6/15/23	593	597
2019-B, C 2.400%, 6/15/26	600	621
2021-B, A3 0.380%, 1/15/26	145	145
Nissan Auto Receivables Owner Trust 2021-A, A3 0.330%, 10/15/25	355	354
Tesla Auto Lease Trust 2021-A, A3 144A 0.560%, 3/20/25(4)	150	150
Toyota Auto Receivables Owner Trust
2020-C, A3 0.440%, 10/15/24	310	311
2021-B, A3 0.260%, 11/17/25	500	499
		6,494

Collateralized Loan Obligations—2.8%
Bain Capital Credit CLO Ltd.
2018-1A, A1 (3 month LIBOR + 0.960%) 144A 1.098%, 4/23/31(4)(5)	80	80
2021-3A, A (3 month LIBOR + 1.160%, Cap N/A, Floor 1.160%) 144A 1.346%, 7/24/34(4)(5)	500	500
	Par Value	Value

Collateralized Loan Obligations—continued
Carlyle US CLO Ltd. 2021-6A, A1 (3 month LIBOR + 1.160%, Cap N/A, Floor 1.160%) 144A 1.270%, 7/15/34(4)(5)	$ 250	$ 250
Venture 42 CLO Ltd. 2021-42A, A1A (3 month LIBOR + 1.130%, Cap N/A, Floor 1.130%) 144A 1.311%, 4/15/34(4)(5)	705	705
		1,535

Consumer Loans—0.6%
OneMain Financial Issuance Trust 2021-1A, A1 144A 1.550%, 6/16/36(4)	300	299
Credit Card—3.9%
American Express Credit Account Master Trust
2018-3, A (1 month LIBOR + 0.320%) 0.404%, 10/15/25(5)	100	100
2018-5, A (1 month LIBOR + 0.340%) 0.424%, 12/15/25(5)	500	502
Citibank Credit Card Issuance Trust 2017-A5, A5 (1 month LIBOR + 0.620%) 0.704%, 4/22/26(5)	715	723
Discover Card Execution Note Trust 2017-A7, A7 (1 month LIBOR + 0.360%) 0.444%, 4/15/25(5)	800	803
		2,128

Equipment—3.2%
CNH Equipment Trust 2019-B, A3 2.520%, 8/15/24	55	55
HPEFS Equipment Trust
2019-1A, A3 144A 2.210%, 9/20/29(4)	91	91
2019-1A, C 144A 2.490%, 9/20/29(4)	400	405
2021-1A, A3 144A 0.320%, 3/20/31(4)	700	699
2021-1A, C 144A 0.750%, 3/20/31(4)	500	500
		1,750

See Notes to Financial Statements

AllianzGI Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Other—8.8%
Domino’s Pizza Master Issuer LLC 2021-1A, A2I 144A 2.662%, 4/25/51(4)	$ 499	$ 513
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(4)	307	312
United States Small Business Administration
2018-20A, 1 2.920%, 1/1/38	183	194
2018-20E, 1 3.500%, 5/1/38	233	253
2018-20G, 1 3.540%, 7/1/38	204	222
2018-20I, 1 3.530%, 9/1/38	291	316
2019-20A, 1 3.370%, 1/1/39	226	247
2019-20B, 1 3.260%, 2/1/39	88	96
2019-20C, 1 3.200%, 3/1/39	97	106
2019-20F, 1 2.600%, 6/1/39	34	36
2019-25G, 1 2.690%, 7/1/44	132	139
2020-25L, 1 1.210%, 12/1/45	147	143
2021-25D, 1 1.660%, 4/1/46	515	517
2021-25I, 1 1.560%, 9/1/46	250	248
Vantage Data Centers LLC 2020-1A, A2 144A 1.645%, 9/15/45(4)	250	249
Verizon Master Trust 2021-1, A 0.500%, 5/20/27	340	339
Verizon Owner Trust
2019-C, A1A 1.940%, 4/22/24	755	762
2020-C, A 0.410%, 4/21/25	100	100
		4,792

Total Asset-Backed Securities (Identified Cost $16,836)		16,998

Corporate Bonds and Notes—41.9%
Basic Materials—1.1%
ArcelorMittal S.A. 7.000%, 10/15/39	100	141
Braskem Netherlands Finance BV 144A 4.500%, 1/31/30(4)	200	213
	Par Value	Value

Basic Materials—continued
Fibria Overseas Finance Ltd. 5.500%, 1/17/27	$ 105	$ 120
Suzano Austria GmbH 3.750%, 1/15/31	140	144
		618

Communications—5.4%
Amazon.com, Inc. 3.250%, 5/12/61	145	154
AT&T, Inc. 3.100%, 2/1/43	326	313
Charter Communications Operating LLC
2.250%, 1/15/29	170	170
5.375%, 4/1/38	110	133
Discovery Communications LLC 5.200%, 9/20/47	85	106
Netflix, Inc. 4.875%, 4/15/28	255	294
Omnicom Group, Inc. 2.600%, 8/1/31	193	196
Time Warner Entertainment Co. LP 8.375%, 7/15/33	95	141
T-Mobile USA, Inc. 2.250%, 2/15/26	213	215
Verizon Communications, Inc.
4.125%, 3/16/27	190	216
2.100%, 3/22/28	193	196
4.400%, 11/1/34	110	130
ViacomCBS, Inc.
4.200%, 5/19/32	134	153
4.375%, 3/15/43	80	92
6.250%, 2/28/57	127	145
Vodafone Group plc 5.125%, 6/4/81	180	185
Walt Disney Co. (The) 7.300%, 4/30/28	85	113
		2,952

Consumer, Cyclical—5.4%
American Airlines, Inc. 144A 5.500%, 4/20/26(4)	250	263
Delta Air Lines, Inc.
144A 7.000%, 5/1/25(4)	274	319
144A 4.500%, 10/20/25(4)	184	197
Ford Motor Credit Co. LLC 4.140%, 2/15/23	530	543
General Motors Co. 5.150%, 4/1/38	160	191
Hasbro, Inc.
6.350%, 3/15/40	130	180
5.100%, 5/15/44	105	127
	Par Value	Value

Consumer, Cyclical—continued
Lowe’s Cos., Inc. 2.800%, 9/15/41	$ 167	$ 162
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(4)	710	772
United Airlines, Inc. 144A 4.625%, 4/15/29(4)	140	145
		2,899

Consumer, Non-cyclical—4.6%
Amgen, Inc. 2.000%, 1/15/32	320	308
Anheuser-Busch InBev Finance, Inc. 4.000%, 1/17/43	180	198
Celgene Corp. 5.000%, 8/15/45	129	151
Centene Corp. 2.450%, 7/15/28	222	223
Cigna Corp. 4.800%, 8/15/38	120	147
CVS Health Corp. 2.700%, 8/21/40	295	281
HCA, Inc. 5.875%, 2/15/26	230	264
PerkinElmer, Inc. 1.900%, 9/15/28	165	164
Pilgrim’s Pride Corp. 144A 3.500%, 3/1/32(4)	47	48
STERIS Irish FinCo Un-Ltd Co. 2.700%, 3/15/31	190	194
Takeda Pharmaceutical Co. Ltd. 3.175%, 7/9/50	130	132
Trustees of Tufts College 3.099%, 8/15/51	190	200
Viatris, Inc. 144A 4.000%, 6/22/50(4)	185	197
		2,507

Energy—4.0%
BP Capital Markets plc 4.875%(3)	208	229
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	125	183
Energy Transfer LP
6.500%, 2/1/42	75	97
Series G 7.125%(3)	136	143
Series H 6.500%(3)	130	135
Hess Corp.
7.125%, 3/15/33	87	118
5.600%, 2/15/41	120	150
See Notes to Financial Statements

AllianzGI Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
NGPL PipeCo LLC 144A 3.250%, 7/15/31(4)	$ 115	$ 118
Northern Natural Gas Co. 144A 3.400%, 10/16/51(4)	231	235
Petroleos Mexicanos 4.500%, 1/23/26	270	272
Plains All American Pipeline LP Series B 6.125%(3)	237	214
Targa Resources Partners LP 5.500%, 3/1/30	240	262
		2,156

Financials—9.2%
AerCap Ireland Capital DAC 3.500%, 1/15/25	155	163
American Express Co. 3.550%(3)	95	97
American International Group, Inc. 6.820%, 11/15/37	20	28
American Tower Corp. 2.750%, 1/15/27	265	278
Athene Global Funding
144A 2.550%, 6/29/25(4)	82	85
144A 2.500%, 3/24/28(4)	195	199
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	88	87
Equinix, Inc. 1.000%, 9/15/25	338	333
First Horizon Corp. 4.000%, 5/26/25	406	443
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	200	240
Global Atlantic Fin Co.
144A 3.125%, 6/15/31(4)	160	162
144A 4.700%, 10/15/51(4)	350	362
Huntington Bancshares, Inc. Series F 5.625%(3)	75	88
Huntington Capital Trust I (3 month LIBOR + 0.700%) 0.826%, 2/1/27(5)	107	104
Intercontinental Exchange, Inc. 2.650%, 9/15/40	190	182
JPMorgan Chase & Co. Series U (3 month LIBOR + 0.950%) 1.076%, 2/2/37(5)	314	283
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(4)	209	215
Lincoln National Corp. (3 month LIBOR + 2.358%) 2.482%, 5/17/66(5)	200	183
M&T Bank Corp. 3.500%(3)	114	113
	Par Value	Value

Financials—continued
MetLife, Inc.
10.750%, 8/1/39	$ 154	$ 268
144A 9.250%, 4/8/38(4)	55	84
NatWest Group plc 3.073%, 5/22/28	200	212
New York Life Insurance Co. 144A 4.450%, 5/15/69(4)	110	138
Northwestern Mutual Life Insurance Co. (The) 144A 3.850%, 9/30/47(4)	140	160
Popular, Inc. 6.125%, 9/14/23	295	317
State Street Corp. (3 month LIBOR + 1.000%) 1.116%, 6/15/47(5)	165	147
		4,971

Industrials—1.9%
Avnet, Inc. 3.000%, 5/15/31	185	185
Boeing Co. (The)
7.950%, 8/15/24	135	161
4.875%, 5/1/25	125	139
3.625%, 2/1/31	335	359
Waste Connections, Inc. 2.950%, 1/15/52	182	178
		1,022

Technology—4.4%
Analog Devices, Inc.
2.100%, 10/1/31	147	147
2.800%, 10/1/41	170	170
Apple, Inc. 2.700%, 8/5/51	160	154
Broadcom, Inc.
144A 1.950%, 2/15/28(4)	146	144
144A 3.137%, 11/15/35(4)	269	268
144A 3.500%, 2/15/41(4)	109	108
Dell, Inc. 7.100%, 4/15/28	115	148
Intel Corp. 3.050%, 8/12/51	70	70
Leidos, Inc. 7.125%, 7/1/32	44	60
MSCI, Inc. 144A 3.625%, 11/1/31(4)	375	390
NXP B.V. 144A 3.400%, 5/1/30(4)	215	233
salesforce.com, Inc. 2.900%, 7/15/51	91	91
VMware, Inc.
4.500%, 5/15/25	225	251
2.200%, 8/15/31	160	157
		2,391

Utilities—5.9%
Boston Gas Co. 144A 3.150%, 8/1/27(4)	264	281
	Par Value	Value

Utilities—continued
Consolidated Edison Co. of New York, Inc. Series 03-C 5.100%, 6/15/33	$ 89	$ 106
Dominion Energy, Inc. Series C 2.250%, 8/15/31	100	100
Duke Energy Corp. 3.250%, 1/15/82	94	94
Edison International Series A 5.375%(3)	190	196
Enel Finance International N.V 144A 2.250%, 7/12/31(4)	200	197
Enel Finance International N.V. 144A 2.650%, 9/10/24(4)	200	210
Jersey Central Power & Light Co.
6.150%, 6/1/37	85	113
144A 2.750%, 3/1/32(4)	150	154
MidAmerican Energy Co. 4.250%, 7/15/49	73	90
NextEra Energy Capital Holdings, Inc. 1.900%, 6/15/28	230	230
Niagara Mohawk Power Corp. 144A 1.960%, 6/27/30(4)	170	165
NRG Energy, Inc. 144A 2.450%, 12/2/27(4)	260	264
Pacific Gas & Electric Co.
4.500%, 12/15/41	45	44
4.950%, 7/1/50	190	202
PacifiCorp. 2.900%, 6/15/52	40	39
Pennsylvania Electric Co.
6.150%, 10/1/38	125	167
144A 4.150%, 4/15/25(4)	165	176
144A 3.250%, 3/15/28(4)	80	84
Southern California Edison Co. 3.900%, 12/1/41	96	98
Southern Co. (The) Series A 3.750%, 9/15/51	193	197
		3,207

Total Corporate Bonds and Notes (Identified Cost $22,352)		22,723

Shares
Preferred Stocks—0.8%
Financials—0.8%
Citigroup Capital XIII (3 month LIBOR + 6.370%), 6.499%(5)	10 (6)	277
See Notes to Financial Statements

AllianzGI Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value
Financials—continued
Truist Financial Corp. Series Q, 5.100%	160 (6)	$ 184
		461

Total Preferred Stocks (Identified Cost $434)		461

Total Long-Term Investments—106.2% (Identified Cost $57,020)		57,594

Short-Term Investment—2.0%
Money Market Mutual Fund—2.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)	1,076,517	1,077
Total Short-Term Investment (Identified Cost $1,077)		1,077

TOTAL INVESTMENTS—108.2% (Identified Cost $58,097)		$58,671
Other assets and liabilities, net—(8.2)%		(4,467)
NET ASSETS—100.0%		$54,204
Abbreviations:
CDX.NA.HY	Credit Default Swap Index North American High Yield
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
TBA	To be announced

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	All or a portion of the security is segregated as collateral for open futures contracts.
(3)	No contractual maturity date.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $12,265 or 22.6% of net assets.
(5)	Variable rate security. Rate disclosed is as of September 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	Value shown as par value.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	90%
Cayman Islands	3
Netherlands	3
Ireland	1
Puerto Rico	1
Mexico	1
United Kingdom	1
Total	100%
† % of total investments as of September 30, 2021.
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Long Contracts:
U.S. Treasury Long Bond Future	December 2021	4	$ 637	$—	$ (16)
2 Year U.S. Treasury Note Future	December 2021	7	1,541	—	(2)
5 Year U.S. Treasury Note Future	December 2021	26	3,191	—	(20)
				$—	$ (38)
Short Contracts:
10 Year U.S. Treasury Ultra Note Future	December 2021	(17)	(2,469)	48	—
Total				$48	$ (38)

Centrally cleared credit default swap - buy protection(1) outstanding as of September 30, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.37 (3)	Quarterly	ICE	5.000%	12/20/26	$(5,235)	$(482)	$ (493)	$11	$ —
Citigroup, Inc. Senior	Quarterly	ICE	1.000%	12/20/26	(1,000)	(24)	(25)	1	—
Hess Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(560)	1	5	—	(4)
International Business Machines Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(1,385)	(42)	(42)	—	— (4)
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
Centrally cleared credit default swap - buy protection(1) outstanding as of September 30, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Lincoln National Corp. Senior	Quarterly	ICE	1.000%	12/20/26	$ (510)	$ (7)	$ (6)	$—	$ (1)
Morgan Stanley Senior	Quarterly	ICE	1.000%	06/20/26	(610)	(13)	(11)	—	(2)
Simon Property Group LP Senior	Quarterly	ICE	1.000%	12/20/26	(665)	(11)	(10)	—	(1)
Southwest Airlines Co. Senior	Quarterly	ICE	1.000%	12/20/26	(500)	(3)	(1)	—	(2)
Valero Energy Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(520)	(2)	1	—	(3)
Total						$(583)	$ (582)	$12	$ (13)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Markit CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the credit default swap market.
(4)	Amount is less than $500.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$16,998	$ —	$16,998
Corporate Bonds and Notes	22,723	—	22,723
Foreign Government Security	204	—	204
Mortgage-Backed Securities	8,817	—	8,817
U.S. Government Securities	8,391	—	8,391
Equity Securities:
Preferred Stocks	461	277	184
Money Market Mutual Fund	1,077	1,077	—
Other Financial Instruments:
Futures Contract	48	48	—
Centrally Cleared Credit Default Swap	1	—	1
Total Assets	58,720	1,402	57,318
Liabilities:
Other Financial Instruments:
Futures Contracts	(38)	(38)	—
Centrally Cleared Credit Default Swap	(584)	—	(584)
Total Liabilities	(622)	(38)	(584)
Total Investments	$58,098	$1,364	$56,734
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

AllianzGI Emerging Markets Consumer Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value
Preferred Stock—0.3%
Brazil—0.3%
Banco Bradesco S.A.	2,700	$ 10
Total Preferred Stock (Identified Cost $13)		10

Common Stocks—98.8%
Brazil—1.5%
Banco do Brasil S.A.	6,500	35
Sao Martinho S.A.	3,600	23
		58

China—33.0%
Alibaba Group Holding Ltd.(1)	5,700	105
ANTA Sports Products Ltd.	4,000	76
Baidu, Inc. Sponsored ADR(1)	135	21
Bank of Jiangsu Co., Ltd. Class A	18,100	16
Bilibili, Inc. Sponsored ADR(1)	221	15
China Merchants Bank Co., Ltd. Class H	17,000	135
Chlitina Holding Ltd.	3,000	21
Geely Automobile Holdings Ltd.	6,000	17
Great Wall Motor Co., Ltd. Class H	4,500	17
Greenland Holdings Corp. Ltd. Class A	17,124	12
JD.com, Inc. ADR(1)	977	71
JD.com, Inc. Class A(1)	550	20
Lenovo Group Ltd.	62,000	81
Li Ning Co., Ltd.	5,500	63
Luzhou Laojiao Co., Ltd. Class A	741	25
Meituan Class B(1)	800	26
NIO, Inc. ADR(1)	276	10
Nongfu Spring Co., Ltd. Class H	3,600	18
Shanghai Pharmaceuticals Holding Co., Ltd. Class A	6,200	18
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	400	24
Shenzhou International Group Holdings Ltd.	1,600	34
Sinopharm Group Co., Ltd. Class H	5,200	14
Tencent Holdings Ltd.	2,700	161
Topsports International Holdings Ltd.	14,000	16
Tsingtao Brewery Co., Ltd. Class H	6,000	47
Weibo Corp. Sponsored ADR(1)	306	14
Wuxi Biologics Cayman, Inc.(1)	6,000	97
Xiaomi Corp. Class B(1)	8,600	24
Zhejiang Semir Garment Co., Ltd. Class A	30,500	36
	Shares	Value

China—continued
Zhongsheng Group Holdings Ltd.	3,500	$ 28
		1,262

Cyprus—0.5%
TCS Group Holding plc GDR	227	21
Germany—3.4%
Daimler AG Registered Shares	1,484	131
Hong Kong—0.6%
Yue Yuen Industrial Holdings Ltd.(1)	12,000	24
India—7.2%
Apollo Tyres Ltd.	6,468	20
Bajaj Auto Ltd.	290	15
Divi’s Laboratories Ltd.	997	64
HDFC Bank Ltd. ADR	1,250	91
Jubilant Foodworks Ltd.	931	51
Reliance Industries Ltd.	1,046	35
		276

Indonesia—0.4%
Indofood Sukses Makmur Tbk PT	33,500	15
Mexico—2.0%
America Movil SAB de CV Series L	66,600	59
Gruma SAB de CV Class B	1,375	16
		75

Philippines—0.4%
Globe Telecom, Inc.	235	14
Poland—0.4%
Dino Polska S.A.(1)	202	17
Russia—1.4%
Mobile TeleSystems PJSC Sponsored ADR	5,396	52
Singapore—0.7%
Sea Ltd. ADR(1)	87	28
South Africa—0.7%
Absa Group Ltd.	2,581	26
South Korea—15.5%
CJ CheilJedang Corp.	145	50
Hana Financial Group, Inc.	3,063	119
Hankook Tire & Technology Co., Ltd.	679	25
Kia Corp.	1,305	88
KIWOOM Securities Co. Ltd.	125	11
KT Corp.	1,389	38
LG Electronics, Inc.	279	30
NAVER Corp.	116	38
	Shares	Value

South Korea—continued
Samsung Electronics Co., Ltd.	3,138	$ 194
		593

Switzerland—1.9%
Roche Holding AG	198	72
Taiwan—19.5%
Cathay Financial Holding Co., Ltd.	34,000	70
Chong Hong Construction Co., Ltd.	7,000	20
CTBC Financial Holding Co., Ltd.	80,000	66
First Financial Holding Co., Ltd.	77,456	63
Fubon Financial Holding Co., Ltd.	125,400	343
Lite-On Technology Corp.	23,000	51
momo.com, Inc.	1,000	58
O-TA Precision Industry Co., Ltd.	4,000	22
Qisda Corp.	20,000	20
Yuanta Financial Holding Co., Ltd.	40,000	35
		748

Thailand—0.7%
Charoen Pokphand Foods PCL Foreign Shares	13,200	10
Sri Trang Gloves Thailand PCL Foreign Shares	18,200	17
		27

Turkey—1.4%
Arcelik AS	4,141	15
Turkcell Iletisim Hizmetleri AS	6,040	10
Turkiye Garanti Bankasi AS	25,753	27
		52

United States—7.6%
Apple, Inc.	818	116
Microsoft Corp.	282	79
PepsiCo, Inc.	297	44
Thermo Fisher Scientific, Inc.	87	50
		289

Total Common Stocks (Identified Cost $2,808)		3,780

Rights—0.1%
Taiwan—0.1%
Fubon Financial Holding Co., Ltd.(1)	4,345	3
See Notes to Financial Statements

AllianzGI Emerging Markets Consumer Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Taiwan—continued
Fubon Financial Holding Co., Ltd. Preference Shares (1)	2,643	$ —
		3

Total Rights (Identified Cost $—)		3

Total Long-Term Investments—99.2% (Identified Cost $2,821)		3,793

	Shares	Value

Short-Term Investment—4.2%
Money Market Mutual Fund—4.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	162,514	$ 163
Total Short-Term Investment (Identified Cost $163)		163

TOTAL INVESTMENTS—103.4% (Identified Cost $2,984)		$3,956
Other assets and liabilities, net—(3.4)%		(131)
NET ASSETS—100.0%		$3,825

Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PJSC	Public Joint Stock Company
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
China	32%
Taiwan	19
South Korea	15
United States	11
India	7
Germany	3
Mexico	2
Other	11
Total	100%
† % of total investments as of September 30, 2021.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$3,780	$751	$3,029
Preferred Stock	10	10	—
Rights	3	—	3
Money Market Mutual Fund	163	163	—
Total Investments	$3,956	$924	$3,032
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
Securities held by the Fund with an end of period value of $10 were transferred from Level 3 to Level 1 due to a increase in trading activities at period end.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—6.8%
Tennessee Valley Authority 1.500%, 9/15/31	$ 2,450	$ 2,414
U.S. Treasury Bonds
1.750%, 8/15/41	2,592	2,478
2.375%, 5/15/51(1)	2,992	3,193
U.S. Treasury Notes
0.125%, 11/30/22	1,300	1,300
0.125%, 8/31/23	3,635	3,625
0.375%, 4/15/24	400	400
0.375%, 9/15/24	2,735	2,723
0.750%, 8/31/26	2,871	2,840
1.250%, 8/15/31	371	362
Total U.S. Government Securities (Identified Cost $19,556)		19,335

Foreign Government Security—0.1%
United Mexican States 4.500%, 1/31/50	240	245
Total Foreign Government Security (Identified Cost $258)		245

Mortgage-Backed Securities—8.8%
Agency—7.8%
Federal Home Loan Mortgage Multiclass Certificates 2021-P009, A2 1.878%, 1/25/31	921	942
Federal Home Loan Mortgage Multifamily Structured Pass Through Certificates
1.639%, 1/25/30	870	874
1.493%, 9/25/30	1,300	1,288
2.074%, 1/25/31	50	52
Federal National Mortgage Association ACES
2021-M1S, A2 1.429%, 12/25/30(2)	2,000	1,957
2021-M3G, A2 1.250%, 1/25/31(2)	1,000	966
2021-M2G, A2 1.421%, 3/25/31(2)	1,000	976
Government National Mortgage Association II
Pool #78446 3.000%, 2/20/48	1,245	1,303
Pool #784648 3.000%, 11/20/48	2,632	2,724
Pool #BV0838 2.500%, 8/20/50	5,495	5,691
	Par Value	Value

Agency—continued
Pool #MA6985 2.000%, 11/20/50	$ 1,252	$ 1,251
Pool #BZ4061 2.000%, 12/20/50	2,088	2,121
Pool #MA7366 2.000%, 5/20/51	2,208	2,242
		22,387

Non-Agency—1.0%
Grace Trust 2020-GRCE, A 144A 2.347%, 12/10/40(3)	1,250	1,267
One Bryant Park Trust 2019-OBP, A 144A 2.516%, 9/15/54(3)	1,500	1,544
		2,811

Total Mortgage-Backed Securities (Identified Cost $25,525)		25,198

Asset-Backed Securities—6.4%
Automobiles—1.4%
Ally Auto Receivables Trust 2019-4, A3 1.840%, 6/17/24	700	705
CarMax Auto Owner Trust 2020-2, A3 1.700%, 11/15/24	957	966
GM Financial Automobile Leasing Trust 2021-2, A3 0.340%, 5/20/24	500	500
Tesla Auto Lease Trust 2021-A, A3 144A 0.560%, 3/20/25(3)	750	752
Toyota Auto Receivables Owner Trust 2021-B, A3 0.260%, 11/17/25	1,000	997
		3,920

Collateralized Loan Obligations—1.1%
Flatiron CLO 17 Ltd. 2017-1A, AR (3 month LIBOR + 0.980%, Cap N/A, Floor 0.980%) 144A 1.105%, 5/15/30(2)(3)	1,825	1,823
Venture 42 CLO Ltd. 2021-42A, A1A (3 month LIBOR + 1.130%, Cap N/A, Floor 1.130%) 144A 1.311%, 4/15/34(2)(3)	1,220	1,220
		3,043

	Par Value	Value

Consumer Loans—0.2%
OneMain Financial Issuance Trust 2021-1A, A1 144A 1.550%, 6/16/36(3)	$ 500	$ 499
Credit Card—0.3%
Citibank Credit Card Issuance Trust 2018-A2, A2 (1 month LIBOR + 0.330%) 0.417%, 1/20/25(2)	1,000	1,003
Equipment—0.1%
Dell Equipment Finance Trust 2021-2, A3 144A 0.530%, 12/22/26(3)	330	329
Other—3.3%
United States Small Business Administration
2017-20E, 1 2.880%, 5/1/37	1,683	1,802
2020-20G, 1 1.030%, 7/1/40	2,071	2,004
2020-25L, 1 1.210%, 12/1/45	1,474	1,434
2021-25A, 1 1.280%, 1/1/46	3,078	2,985
2021-25B, 1 1.340%, 2/1/46	604	588
2021-25I, 1 1.560%, 9/1/46	250	248
Verizon Master Trust 2021-1, A 0.500%, 5/20/27	500	499
		9,560

Total Asset-Backed Securities (Identified Cost $18,627)		18,354

Corporate Bonds and Notes—14.4%
Advertising—0.1%
Omnicom Group, Inc. 2.600%, 8/1/31	132	134
Aerospace & Defense—0.3%
BAE Systems plc
144A 3.400%, 4/15/30(3)	30	32
144A 1.900%, 2/15/31(3)	125	120
Boeing Co. (The)
4.875%, 5/1/25	140	156
3.625%, 2/1/31	370	396
Raytheon Technologies Corp.
7.200%, 8/15/27	93	121
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Aerospace & Defense—continued
7.000%, 11/1/28	$ 75	$ 98
		923

Airlines—0.4%
American Airlines, Inc. 144A 5.500%, 4/20/26(3)	150	158
Delta Air Lines, Inc.
144A 7.000%, 5/1/25(3)	198	231
144A 4.500%, 10/20/25(3)	205	219
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(3)	480	522
United Airlines, Inc. 144A 4.625%, 4/15/29(3)	100	103
		1,233

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 4.140%, 2/15/23	215	221
General Motors Co. 5.150%, 4/1/38	290	346
		567

Banks—2.5%
Bank of America Corp.
2.456%, 10/22/25	425	444
2.496%, 2/13/31	560	567
BNP Paribas S.A. 144A 1.675%, 6/30/27(3)	200	199
Citigroup, Inc. 0.776%, 10/30/24	1,010	1,014
Cooperatieve Rabobank UA 144A 1.106%, 2/24/27(3)	750	739
Goldman Sachs Group, Inc. (The) 0.855%, 2/12/26	330	327
Huntington Capital Trust I (3 month LIBOR + 0.700%) 0.826%, 2/1/27(2)	220	214
JPMorgan Chase & Co.
0.768%, 8/9/25	555	553
3.328%, 4/22/52	135	141
Series U (3 month LIBOR + 0.950%) 1.076%, 2/2/37(2)	520	469
M&T Bank Corp. 3.500% (4)	153	152
NatWest Group plc
2.359%, 5/22/24	635	652
3.073%, 5/22/28	200	212
Popular, Inc. 6.125%, 9/14/23	340	365
State Street Corp. (3 month LIBOR + 1.000%) 1.116%, 6/15/47(2)	465	414
	Par Value	Value

Banks—continued
Sumitomo Mitsui Financial Group, Inc. 0.508%, 1/12/24	$ 428	$ 427
Truist Financial Corp. 1.267%, 3/2/27	400	398
		7,287

Biotechnology—0.2%
Amgen, Inc. 2.000%, 1/15/32	510	491
Celgene Corp. 5.000%, 8/15/45	70	82
		573

Chemicals—0.3%
Air Products & Chemicals, Inc. 2.800%, 5/15/50	141	141
Braskem Netherlands Finance BV 144A 4.500%, 1/31/30(3)	200	213
LG Chem Ltd. 144A 1.375%, 7/7/26(3)	400	395
		749

Commercial Services—0.3%
Experian Finance plc 144A 2.750%, 3/8/30(3)	200	207
Massachusetts Institute of Technology 5.600%, 7/1/2111	175	302
President & Fellows of Harvard College 4.875%, 10/15/40	135	183
Trustees of Tufts College 3.099%, 8/15/51	135	142
		834

Computers—0.3%
Apple, Inc. 2.700%, 8/5/51	250	241
Dell, Inc. 7.100%, 4/15/28	155	200
Leidos, Inc.
2.300%, 2/15/31	395	386
7.125%, 7/1/32	33	45
		872

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC 3.500%, 1/15/25	150	158
American Express Co.
3.550% (4)	150	153
3.625%, 12/5/24	145	157
8.150%, 3/19/38	105	165
Discover Financial Services
4.100%, 2/9/27	190	212
	Par Value	Value

Diversified Financial Services—continued
Series C 5.500%(4)	$ 230	$ 249
GE Capital Funding LLC 4.550%, 5/15/32	260	308
Intercontinental Exchange, Inc. 2.650%, 9/15/40	110	105
Synchrony Financial 4.375%, 3/19/24	375	405
		1,912

Electric Utilities—2.4%
Alabama Power Co. 4.100%, 1/15/42	165	185
Arizona Public Service Co. 5.500%, 9/1/35	90	115
CMS Energy Corp. 3.600%, 11/15/25	175	189
Consolidated Edison Co. of New York, Inc. Series 03-C 5.100%, 6/15/33	69	82
Dominion Energy, Inc. Series C 2.250%, 8/15/31	200	199
DTE Electric Co. Series A 4.050%, 5/15/48	120	143
Duke Energy Corp. 3.250%, 1/15/82	145	144
Duke Energy Florida LLC 2.500%, 12/1/29	143	148
Duke Energy Progress LLC 3.450%, 3/15/29	330	365
Edison International Series A 5.375% (4)	155	160
Enel Finance International N.V 144A 2.250%, 7/12/31(3)	235	232
Enel Finance International N.V. 144A 2.650%, 9/10/24(3)	800	838
Jersey Central Power & Light Co.
6.150%, 6/1/37	270	359
144A 2.750%, 3/1/32(3)	205	210
MidAmerican Energy Co. 4.250%, 7/15/49	50	62
New York State Electric & Gas Corp. 144A 2.150%, 10/1/31(3)	255	252
NextEra Energy Capital Holdings, Inc. 1.900%, 6/15/28	410	410
Niagara Mohawk Power Corp. 144A 1.960%, 6/27/30(3)	205	199
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Electric Utilities—continued
NRG Energy, Inc. 144A 2.450%, 12/2/27(3)	$ 527	$ 535
Pacific Gas & Electric Co.
4.500%, 12/15/41	25	24
4.950%, 7/1/50	215	229
PacifiCorp. 2.900%, 6/15/52	30	29
Pennsylvania Electric Co.
6.150%, 10/1/38	95	127
144A 4.150%, 4/15/25(3)	313	333
Public Service Co. of Colorado 4.750%, 8/15/41	199	248
Sempra Energy 3.550%, 6/15/24	505	538
Southern California Edison Co. 3.900%, 12/1/41	140	144
Southern Co. (The) Series A 3.750%, 9/15/51	133	136
Virginia Electric & Power Co. Series A 3.800%, 4/1/28	145	162
		6,797

Electronics—0.1%
Avnet, Inc. 3.000%, 5/15/31	245	246
Environmental Services—0.1%
Waste Connections, Inc. 2.950%, 1/15/52	214	209
Equity Real Estate Investment Trusts (REITs)—0.4%
Alexandria Real Estate Equities, Inc. 2.000%, 5/18/32	77	75
American Tower Corp.
3.375%, 5/15/24	147	156
2.750%, 1/15/27	475	499
Equinix, Inc. 1.000%, 9/15/25	427	421
		1,151

Food & Beverage—0.2%
Anheuser-Busch InBev Finance, Inc. 4.000%, 1/17/43	380	419
PepsiCo, Inc. 2.875%, 10/15/49	200	204
Pilgrim’s Pride Corp. 144A 3.500%, 3/1/32(3)	39	39
		662

Healthcare-Products—0.1%
PerkinElmer, Inc. 1.900%, 9/15/28	195	193
	Par Value	Value

Healthcare-Products—continued
STERIS Irish FinCo Un-Ltd Co. 2.700%, 3/15/31	$ 195	$ 200
		393

Healthcare-Services—0.2%
Centene Corp. 2.450%, 7/15/28	308	310
HCA, Inc. 5.875%, 2/15/26	165	189
		499

Insurance—1.2%
American International Group, Inc.
3.400%, 6/30/30	170	185
6.820%, 11/15/37	23	32
Athene Global Funding
144A 2.550%, 6/29/25(3)	111	116
144A 2.500%, 3/24/28(3)	135	138
Global Atlantic Fin Co.
144A 3.125%, 6/15/31(3)	205	207
144A 4.700%, 10/15/51(3)	500	517
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(3)	322	331
Lincoln National Corp. (3 month LIBOR + 2.358%) 2.482%, 5/17/66(2)	345	315
Massachusetts Mutual Life Insurance Co. 144A 5.077%, 2/15/69(3)	345	426
MetLife, Inc. 144A 9.250%, 4/8/38(3)	145	220
Metropolitan Life Insurance Co. 144A 7.800%, 11/1/25(3)	215	266
New York Life Insurance Co. 144A 4.450%, 5/15/69(3)	80	100
Northwestern Mutual Life Insurance Co. (The) 144A 3.850%, 9/30/47(3)	188	215
Pacific Life Global Funding II 144A 1.375%, 4/14/26(3)	375	377
		3,445

Internet—0.2%
Amazon.com, Inc. 3.250%, 5/12/61	196	209
Netflix, Inc. 4.875%, 4/15/28	180	207
		416

	Par Value	Value

Iron & Steel—0.0%
ArcelorMittal S.A. 7.000%, 10/15/39	$ 75	$ 106
Media—0.5%
Charter Communications Operating LLC
2.250%, 1/15/29	201	201
5.375%, 4/1/38	90	108
Discovery Communications LLC 5.200%, 9/20/47	110	137
Time Warner Cable LLC 6.550%, 5/1/37	170	229
ViacomCBS, Inc.
3.450%, 10/4/26	180	193
4.200%, 5/19/32	62	71
5.250%, 4/1/44	205	258
6.250%, 2/28/57	158	181
Walt Disney Co. (The) 3.500%, 5/13/40	160	177
		1,555

Multi-National—0.7%
International Bank for Reconstruction & Development (SOFR + 0.370%) 0.420%, 2/11/31(2)	2,000	2,009
Oil, Gas & Consumable Fuels—0.3%
Boston Gas Co. 144A 3.150%, 8/1/27(3)	435	463
Hess Corp. 7.125%, 3/15/33	180	243
Marathon Petroleum Corp. 5.850%, 12/15/45	85	109
Petroleos Mexicanos 4.500%, 1/23/26	130	131
		946

Paper & Forest Products—0.1%
Fibria Overseas Finance Ltd. 5.500%, 1/17/27	145	165
Suzano Austria GmbH 3.750%, 1/15/31	100	103
		268

Pharmaceuticals—0.4%
Cigna Corp.
4.125%, 11/15/25	175	194
4.800%, 8/15/38	115	141
CVS Health Corp.
4.300%, 3/25/28	87	99
2.700%, 8/21/40	205	196
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26	180	194
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Pharmaceuticals—continued
Takeda Pharmaceutical Co. Ltd. 3.175%, 7/9/50	$ 60	$ 61
Viatris, Inc. 144A 4.000%, 6/22/50(3)	215	229
		1,114

Pipelines—0.5%
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	205	300
Energy Transfer LP
6.500%, 2/1/42	150	195
Series G 7.125%(4)	215	226
Series H 6.500%(4)	100	104
NGPL PipeCo LLC 144A 3.250%, 7/15/31(3)	80	82
Northern Natural Gas Co. 144A 3.400%, 10/16/51(3)	109	111
Plains All American Pipeline LP Series B 6.125% (4)	175	159
Targa Resources Partners LP 5.500%, 3/1/30	185	202
		1,379

Retail—0.1%
Lowe’s Cos., Inc. 2.800%, 9/15/41	193	188
Semiconductors—0.4%
Analog Devices, Inc.
2.100%, 10/1/31	228	229
2.800%, 10/1/41	260	260
Broadcom, Inc.
144A 1.950%, 2/15/28(3)	79	78
144A 3.137%, 11/15/35(3)	183	183
144A 3.500%, 2/15/41(3)	76	75
Intel Corp. 3.050%, 8/12/51	120	119
NXP B.V. 144A 3.400%, 5/1/30(3)	250	271
		1,215

Software—0.5%
Microsoft Corp.
3.500%, 11/15/42	275	316
2.525%, 6/1/50	170	163
MSCI, Inc. 144A 3.625%, 11/1/31(3)	295	307
salesforce.com, Inc. 2.900%, 7/15/51	154	154
VMware, Inc.
4.500%, 5/15/25	315	351
	Par Value	Value

Software—continued
2.200%, 8/15/31	$ 240	$ 235
		1,526

Telecommunications—0.6%
AT&T, Inc. 3.100%, 2/1/43	594	569
T-Mobile USA, Inc. 2.250%, 2/15/26	148	150
Verizon Communications, Inc.
4.125%, 3/16/27	330	375
2.100%, 3/22/28	150	152
4.400%, 11/1/34	205	243
2.875%, 11/20/50	145	135
Vodafone Group plc 5.125%, 6/4/81	145	149
		1,773

Toys/Games/Hobbies—0.1%
Hasbro, Inc.
6.350%, 3/15/40	135	186
5.100%, 5/15/44	75	91
		277

Total Corporate Bonds and Notes (Identified Cost $40,952)		41,258

	Shares
Preferred Stock—0.1%
Banks—0.1%
Truist Financial Corp. Series Q, 5.100%	125 (5)	144
Total Preferred Stock (Identified Cost $125)		144

Common Stocks—13.3%
Aerospace & Defense—0.1%
Lockheed Martin Corp.	320	110
Northrop Grumman Corp.	103	37
Saab AB Class B	5,050	143
		290

Air Freight & Logistics—0.1%
SG Holdings Co. Ltd.	3,400	96
Yamato Holdings Co. Ltd.	2,400	61
		157

Airlines—0.0%
Air New Zealand Ltd.(6)	8,610	10
Banks—0.4%
Agricultural Bank of China Ltd. Class H	261,000	90
Bank of China Ltd. Class H	158,000	56
Bank of Communications Co., Ltd. Class H	188,000	111
	Shares	Value

Banks—continued
Barclays plc	6,164	$ 16
China CITIC Bank Corp. Ltd. Class H	127,000	57
China Construction Bank Corp. Class H	235,000	168
CTBC Financial Holding Co., Ltd.	79,000	65
E.Sun Financial Holding Co., Ltd.	66,850	63
HarborOne Bancorp, Inc.	3,102	44
HDFC Bank Ltd. ADR	1,868	136
Industrial & Commercial Bank of China Ltd. Class H	66,000	37
Mega Financial Holding Co., Ltd.	44,000	50
Mizuho Financial Group, Inc.	11,600	164
Postal Savings Bank of China Co., Ltd. Class H	185,000	127
Shinhan Financial Group Co. Ltd. ADR	541	18
Spar Nord Bank A/S	733	8
Tisco Financial Group PCL	11,100	30
		1,240

Beverages—0.1%
Coca-Cola Co. (The)	2,527	133
PepsiCo, Inc.	1,065	160
		293

Biotechnology—0.3%
Amgen, Inc.	460	98
BioNTech SE ADR(6)	225	61
Gilead Sciences, Inc.	3,247	227
Horizon Therapeutics plc(6)	478	52
Regeneron Pharmaceuticals, Inc.(6)	330	200
Shattuck Labs, Inc.(6)	1,208	25
Vertex Pharmaceuticals, Inc.(6)	925	168
		831

Building Products—0.1%
China Lesso Group Holdings Ltd.	14,000	22
Geberit AG	131	96
Nichias Corp.	502	12
Takasago Thermal Engineering Co., Ltd.	2,903	55
Trane Technologies plc	565	98
		283

Capital Markets—0.1%
Coinbase Global, Inc. Class A(6)	370	84
Flow Traders	1,102	43
Morgan Stanley	717	70
Nasdaq, Inc.	523	101
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Capital Markets—continued
S&P Global, Inc.	86	$ 36
		334

Chemicals—0.4%
Air Products & Chemicals, Inc.	1,029	263
Albemarle Corp.	1,789	392
Givaudan S.A. Registered Shares	34	155
Linde plc	1,025	301
Sociedad Quimica y Minera de Chile S.A Sponsored ADR	2,520	135
		1,246

Commercial Services & Supplies—0.3%
Country Garden Services Holdings Co., Ltd.	10,000	79
Okamura Corp.	2,000	29
Republic Services, Inc. Class A	1,989	239
Secom Co., Ltd.	2,100	152
SP Plus Corp.(6)	132	4
Waste Management, Inc.	2,793	417
		920

Communications Equipment—0.1%
Cisco Systems, Inc.	2,676	145
Motorola Solutions, Inc.	838	195
		340

Construction & Engineering—0.2%
Bouygues S.A	3,595	149
China Conch Venture Holdings Ltd.	14,000	65
HOCHTIEF AG	1,566	125
Kajima Corp.	4,400	56
Okumura Corp.	1,800	48
Sumitomo Densetsu Co., Ltd.	1,000	21
		464

Construction Materials—0.0%
Siam Cement PCL (The)	4,900	58
Consumer Finance—0.0%
B2Holding ASA(6)	5,084	6
Containers & Packaging—0.0%
Cascades, Inc.	673	8
FP Corp.	1,200	45
Silgan Holdings, Inc.	1,388	53
Toyo Seikan Group Holdings Ltd.	900	11
		117

Distributors—0.0%
Pool Corp.	211	92
	Shares	Value

Diversified Consumer Services—0.0%
Graham Holdings Co. Class B	87	$ 51
Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. Class B(6)	385	105
Investor AB Class B	4,504	97
Yuanta Financial Holding Co., Ltd.	62,000	55
		257

Diversified Telecommunication Services—0.7%
AT&T, Inc.	7,525	203
Chunghwa Telecom Co. Ltd. Sponsored ADR	1,465	58
Deutsche Telekom AG Registered Shares	12,176	244
Elisa Oyj	2,544	158
Itissalat Al-Maghrib	2,210	35
KT Corp. Sponsored ADR	4,365	59
Magyar Telekom Telecommunications plc	32,624	45
Nippon Telegraph & Telephone Corp.	9,588	266
Orange S.A	6,202	67
Proximus SADP	2,691	53
Sarana Menara Nusantara Tbk PT	265,200	24
Singapore Telecommunications Ltd.	29,500	53
Swisscom AG Registered Shares	132	76
Telefonica Brasil S.A ADR	4,343	34
Telekom Austria AG(6)	2,708	23
Telstra Corp. Ltd.	26,977	76
Verizon Communications, Inc.	9,580	517
		1,991

Electric Utilities—0.6%
American Electric Power Co., Inc.	886	72
BKW AG	111	12
CEZ AS	1,214	39
CLP Holdings Ltd.	13,719	132
Duke Energy Corp.	778	76
Enel SpA	682	5
Hawaiian Electric Industries, Inc.	1,443	59
Hydro One Ltd.	2,666	63
Iberdrola S.A.	8,932	90
NextEra Energy, Inc.	9,715	763
Power Assets Holdings Ltd.	16,500	97
Southern Co. (The)	1,178	73
Xcel Energy, Inc.	3,493	218
		1,699

Electrical Equipment—0.4%
Generac Holdings, Inc.(6)	724	296
	Shares	Value

Electrical Equipment—continued
Plug Power, Inc.(6)	8,662	$ 221
Shoals Technologies Group, Inc. Class A(6)	8,635	241
Sunrun, Inc.(6)	5,365	236
		994

Electronic Equipment, Instruments & Components—0.2%
ALSO Holding AG Registered Shares(6)	76	22
AU Optronics Corp. Sponsored ADR	3,321	21
Canon Marketing Japan, Inc.	700	16
China Railway Signal & Communication Corp. Ltd. Class H	105,000	38
Hon Hai Precision Industry Co. Ltd. Registered Shares, GDR	9,580	72
Keysight Technologies, Inc.(6)	1,303	214
Shibaura Electronics Co., Ltd.	200	11
Tripod Technology Corp.	8,000	32
		426

Energy Equipment & Services—0.2%
Baker Hughes Co.	13,128	325
Schlumberger N.V.	9,316	276
		601

Entertainment—0.2%
Capcom Co., Ltd.	3,900	108
IGG, Inc.	22,000	21
Koei Tecmo Holdings Co. Ltd.	1,300	62
NetEase, Inc. ADR	558	48
Nintendo Co., Ltd.	300	143
Take-Two Interactive Software, Inc.(6)	285	44
		426

Equity Real Estate Investment—0.6%
American Tower Corp.	318	85
ARA LOGOS Logistics Trust	21,200	14
British Land Co. plc (The)	20,325	135
Crown Castle International Corp.	1,089	189
Duke Realty Corp.	2,806	134
Easterly Government Properties, Inc.	2,284	47
Equity Residential	966	78
Extra Space Storage, Inc.	1,254	211
Fibra Uno Administracion SA de CV	35,900	41
Killam Apartment Real Estate Investment Trust	1,828	31
Land Securities Group plc	14,706	137
Lar Espana Real Estate Socimi S.A(6)	1,947	12
Life Storage, Inc. REIT	673	77
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Equity Real Estate Investment—continued
Nippon Prologis REIT, Inc.	33	$ 110
Public Storage	1,078	320
		1,621

Food & Staples Retailing—0.6%
Casey’s General Stores, Inc.	183	35
Costco Wholesale Corp.	338	152
Empire Co., Ltd. Class A	2,561	78
Etablissements Franz Colruyt N.V.	1,605	82
Kesko Oyj Class B	1,983	68
Koninklijke Ahold Delhaize N.V.	6,377	212
Kroger Co. (The)	2,264	92
Lawson, Inc.	3,000	147
Metro, Inc. Class A	1,762	86
Seven & i Holdings Co., Ltd.	2,900	132
Sheng Siong Group Ltd.	25,500	28
Sugi Holdings Co., Ltd.	800	58
Sumber Alfaria Trijaya Tbk PT	660,500	63
Walmart, Inc.	2,560	357
Welcia Holdings Co. Ltd.	1,500	54
		1,644

Food Products—0.5%
Ajinomoto Co., Inc.	2,200	65
Astral Foods Ltd.	1,214	15
Barry Callebaut AG	26	59
General Mills, Inc.	1,225	74
Hershey Co. (The)	1,200	203
Hormel Foods Corp.	2,933	120
J.M. Smucker Co. (The)	1,001	120
McCormick & Co., Inc.	724	59
MEIJI Holdings Co. Ltd.	1,500	97
Morinaga Milk Industry Co., Ltd.	500	31
Nestle S.A. Registered Shares	2,060	248
Nissin Foods Holdings Co. Ltd.	900	72
Prima Meat Packers Ltd.	600	15
Sino Grandness Food Industry Group Ltd.(6)(7)	77,400	—
Strauss Group Ltd.	992	29
Thai Union Group PCL Foreign Shares	37,700	24
Toyo Suisan Kaisha Ltd.	1,100	49
Uni-President Enterprises Corp.	23,000	56
		1,336

Gas Utilities—0.0%
ENN Energy Holdings Ltd.	4,900	81
Healthcare Equipment & Supplies—0.3%
Arjo AB Class B	3,640	45
BioMerieux	95	11
Danaher Corp.	800	243
DiaSorin SpA	300	63
	Shares	Value

Healthcare Equipment & Supplies—continued
Hogy Medical Co. Ltd.	500	$ 14
IDEXX Laboratories, Inc.(6)	161	100
Kossan Rubber Industries	26,600	15
Nipro Corp.	2,900	30
West Pharmaceutical Services, Inc.	561	238
		759

Healthcare Providers & Services—0.4%
Alfresa Holdings Corp.	2,300	34
AmerisourceBergen Corp.	631	75
Anthem, Inc.	259	96
Centene Corp.(6)	818	51
CVS Health Corp.	1,295	110
EBOS Group Ltd.	1,399	34
H.U. Group Holdings, Inc.	1,900	52
Humana, Inc.	170	66
Laboratory Corp. of America Holdings(6)	329	93
Medipal Holdings Corp.	2,700	51
Quest Diagnostics, Inc.	565	82
Sinopharm Group Co., Ltd. Class H	17,200	45
Summerset Group Holdings Ltd.	7,151	75
Toho Holdings Co. Ltd.	1,100	18
UnitedHealth Group, Inc.	489	191
		1,073

Hotels, Restaurants & Leisure—0.3%
Autogrill SpA(6)	26,048	211
Domino’s Pizza, Inc.	182	87
Ichibanya Co. Ltd.	400	16
McDonald’s Corp.	793	191
McDonald’s Holdings Co. Japan Ltd.	1,400	66
Sands China Ltd.(6)	30,000	62
Starbucks Corp.	841	93
Whitbread plc(6)	3,315	147
		873

Household Durables—0.1%
De’ Longhi SpA	472	17
Rinnai Corp.	900	99
SEB S.A	39	6
Sekisui House Ltd.	3,700	77
		199

Household Products—0.3%
Church & Dwight Co., Inc.	635	53
Clorox Co. (The)	509	84
Colgate-Palmolive Co.	1,000	76
Earth Corp.	400	24
Kimberly-Clark Corp.	1,227	163
Procter & Gamble Co. (The)	2,620	366
Unicharm Corp.	300	13
		779

	Shares	Value

Independent Power Producers & Energy Traders—0.1%
China Everbright Greentech Ltd.	55,000	$ 21
China Longyuan Power Group Corp. Ltd. Class H	10,000	25
eRex Co. Ltd.	1,400	31
Sunnova Energy International, Inc.(6)	8,049	265
		342

Industrial Conglomerates—0.0%
Jardine Matheson Holdings Ltd.	1,600	85
TOKAI Holdings Corp.	1,800	14
		99

Insurance—0.4%
Aon plc Class A	131	37
AUB Group Ltd.	3,083	52
Brown & Brown, Inc.	1,671	93
Cincinnati Financial Corp.	462	53
Fubon Financial Holding Co., Ltd.	36,300	99
Hanover Insurance Group, Inc. (The)	448	58
Intact Financial Corp.	1,224	162
Japan Post Holdings Co., Ltd.	10,400	87
Legal & General Group plc	40,173	151
Marsh & McLennan Cos., Inc.	560	85
Progressive Corp. (The)	1,780	161
Qualitas Controladora SAB de CV	4,100	19
Tryg A/S	2,448	56
Willis Towers Watson plc	268	62
Zurich Insurance Group AG	101	41
		1,216

Interactive Media & Services—0.0%
Tencent Holdings Ltd.	1,200	72
Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc.(6)	45	148
IT Services—0.4%
Accenture plc Class A	371	119
Automatic Data Processing, Inc.	648	130
Fidelity National Information Services, Inc.	569	69
Fiserv, Inc.(6)	720	78
Limelight Networks, Inc.(6)	4,130	10
Mastercard, Inc. Class A	516	179
NEC Corp.	1,400	76
NEC Networks & System Integration Corp.	2,700	51
Paychex, Inc.	2,501	281
Visa, Inc. Class A	588	131
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

IT Services—continued
Western Union Co. (The)	2,783	$ 56
		1,180

Leisure Products—0.0%
Sankyo Co., Ltd.	700	17
Life Sciences Tools & Services—0.2%
Bio-Rad Laboratories, Inc. Class A(6)	145	108
Eurofins Scientific SE	661	85
Tecan Group AG	105	59
Thermo Fisher Scientific, Inc.	262	150
Waters Corp.(6)	249	89
		491

Machinery—0.2%
Chart Industries, Inc.(6)	1,956	374
Graco, Inc.	669	46
Zoomlion Heavy Industry Science & Technology Co., Ltd. Class H	23,400	21
		441

Media—0.1%
Digital Holdings, Inc.	900	15
National CineMedia, Inc.	706	3
Omnicom Group, Inc.	772	56
Shaw Communications, Inc. Class B	2,659	77
		151

Metals & Mining—0.4%
Barrick Gold Corp.	4,117	74
First Quantum Minerals, Ltd.	13,041	241
Franco-Nevada Corp.	1,266	165
Freeport-McMoRan, Inc.	8,068	262
Newmont Corp.	3,685	200
POSCO Sponsored ADR	420	29
Tiangong International Co. Ltd.	42,000	25
Vale S.A Sponsored ADR	2,782	39
Yamana Gold, Inc.	8,821	35
		1,070

Mortgage Real Estate Investment Trusts (REITs)—0.4%
Cherry Hill Mortgage Investment Corp.	16	— (8)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	22,220	1,188
		1,188

Multiline Retail—0.1%
Dollar General Corp.	1,222	259
	Shares	Value

Multiline Retail—continued
Target Corp.	578	$ 132
		391

Multi-Utilities—0.2%
A2A SpA	30,196	62
CMS Energy Corp.	1,195	72
Consolidated Edison, Inc.	2,070	150
Dominion Energy, Inc.	1,137	83
DTE Energy Co.	457	51
REN - Redes Energeticas Nacionais SGPS S.A	1,075	3
WEC Energy Group, Inc.	1,506	133
		554

Oil, Gas & Consumable Fuels—0.2%
China Aviation Oil Singapore Corp. Ltd.	6,900	5
Cosmo Energy Holdings Co. Ltd.	1,900	43
DNO ASA(6)	31,282	35
DTE Midstream LLC	228	11
ENEOS Holdings, Inc.	14,800	60
Iwatani Corp.	1,000	58
MOL Hungarian Oil & Gas plc	387	3
PTT PCL	11,800	13
Star Petroleum Refining PCL(6)	99,100	29
Topaz Energy Corp.	2,177	30
Valero Energy Corp.	3,841	271
		558

Personal Products—0.0%
Kao Corp.	2,000	119
Pharmaceuticals—0.9%
AstraZeneca plc	716	86
Bristol-Myers Squibb Co.	2,526	150
Dechra Pharmaceuticals plc	276	18
Dermapharm Holding SE	344	33
Eli Lilly & Co.	1,508	348
Johnson & Johnson	2,534	409
Merck & Co., Inc.	3,786	284
Novartis AG Registered Shares	3,111	255
Novo Nordisk A/S Class B	480	46
Organon & Co.	378	12
Pfizer, Inc.	5,612	241
Richter Gedeon Nyrt	2,371	65
Roche Holding AG	664	242
Sawai Group Holdings Co., Ltd.	1,100	51
Sumitomo Dainippon Pharma Co. Ltd.	532	10
Takeda Pharmaceutical Co., Ltd.	2,500	83
Viatris, Inc.	696	10
	Shares	Value

Pharmaceuticals—continued
Zoetis, Inc. Class A	636	$ 124
		2,467

Professional Services—0.1%
Booz Allen Hamilton Holding Corp. Class A	1,070	85
FTI Consulting, Inc.(6)	457	62
LifeWorks, Inc.	643	16
		163

Real Estate Management & Development—0.2%
Allreal Holding AG Registered Shares	16	3
Azrieli Group Ltd.	837	75
Hysan Development Co., Ltd.	36,000	117
Intershop Holding AG	26	16
Mobimo Holding AG(6)	100	33
PSP Swiss Property AG Registered Shares	427	52
Swire Properties Ltd.	49,400	123
Swiss Prime Site AG Registered Shares	128	13
TLG Immobilien AG	963	29
WCM Beteiligungs- und Grundbesitz-AG	4,510	24
Wharf Real Estate Investment Co., Ltd.	23,000	118
Yuzhou Group Holdings Co. Ltd.	57,804	9
		612

Road & Rail—0.0%
Fukuyama Transporting Co., Ltd.	154	6
Senko Group Holdings Co., Ltd.	6,204	57
Tourism Holdings Ltd.(6)	3,878	7
		70

Semiconductors & Semiconductor Equipment—0.4%
ASE Technology Holding Co. Ltd. ADR	20,923	164
Enphase Energy, Inc.(6)	1,628	244
Himax Technologies, Inc. ADR	8,281	88
Intel Corp.	1,015	54
Novatek Microelectronics Corp.	1,000	15
Silicon Motion Technology Corp. ADR	2,639	182
SolarEdge Technologies, Inc.(6)	1,069	284
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,052	$ 229
		1,260

Software—0.3%
Adobe, Inc.(6)	209	120
Asseco Poland S.A	2,017	45
Cadence Design Systems, Inc.(6)	160	24
Check Point Software Technologies Ltd.(6)	321	36
Citrix Systems, Inc.	744	80
Intuit, Inc.	247	133
J2 Global, Inc.(6)	406	56
Microsoft Corp.	816	230
Oracle Corp.	1,726	150
Zoom Video Communications, Inc. Class A(6)	340	89
		963

Specialty Retail—0.2%
Aoyama Trading Co., Ltd.(6)	189	1
AutoZone, Inc.(6)	103	175
DCM Holdings Co., Ltd.	3,600	35
Hornbach Holding AG & Co. KGaA	269	35
Nitori Holdings Co., Ltd.	800	158
O’Reilly Automotive, Inc.(6)	296	181
TJX Cos., Inc. (The)	906	60
Yamada Holdings Co., Ltd.	11,100	46
		691

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc.	875	124
Asustek Computer, Inc.	9,000	105
Canon, Inc.	4,190	103
FUJIFILM Holdings Corp.	1,979	171
Legend Holdings Corp. Class H	6,400	12
Lenovo Group Ltd.	90,000	117
Samsung Electronics Co., Ltd. Registered Shares GDR	118	183
		815

Textiles, Apparel & Luxury Goods—0.1%
Bosideng International Holdings Ltd.	76,000	54
Burberry Group plc	5,214	127
	Shares	Value

Textiles, Apparel & Luxury Goods—continued
China Dongxiang Group Co., Ltd.	68,883	$ 7
Hermes International	68	94
PVH Corp.(6)	1,270	131
		413

Thrifts & Mortgage Finance—0.0%
Kearny Financial Corp.	2,236	28
TFS Financial Corp.	453	9
Waterstone Financial, Inc.	1,038	21
		58

Trading Companies & Distributors—0.0%
Solar A/S Class B	333	33
Watsco, Inc.	193	51
		84

Transportation Infrastructure—0.2%
Aeroports de Paris(6)	1,081	138
Fraport AG Frankfurt Airport Services Worldwide(6)	2,186	151
Getlink SE	9,070	142
Kamigumi Co., Ltd.	2,200	46
Shenzhen Expressway Co., Ltd. Class H	8,000	8
Sydney Airport(6)	31,336	184
		669

Water Utilities—0.0%
American Water Works Co., Inc.	153	26
Wireless Telecommunication Services—0.1%
Advanced Info Service PCL Foreign Shares	14,500	84
KDDI Corp.	4,100	135
SK Telecom Co. Ltd. Sponsored ADR	1,017	30
SoftBank Corp.	6,400	87
T-Mobile US, Inc.(6)	484	62
		398

Total Common Stocks (Identified Cost $36,658)		38,217

Exchange-Traded Funds(9)—10.6%
Invesco WilderHill Clean Energy ETF	4,000	309
iShares Core U.S. Aggregate Bond ETF	46,479	5,337
	Shares	Value

iShares ESG Aware MSCI USA ETF	116,228	$ 11,444
iShares Global Clean Energy ETF	14,145	306
iShares MSCI USA ESG Select ETF	13,326	1,279
iShares Trust iShares ESG Aware MSCI EAFE ETF	86,959	6,816
iShares, Inc. iShares ESG Aware MSCI EM ETF	56,917	2,359
PIMCO 1-5 Year U.S. TIPS Index ETF(10)	46,000	2,523
Total Exchange-Traded Funds (Identified Cost $29,370)		30,373

Rights—0.0%
Insurance—0.0%
Fubon Financial Holding Co., Ltd.(6)	1,257	1
Fubon Financial Holding Co., Ltd. Preference Shares (6)	765	—
		1

Total Rights (Identified Cost $—)		1

Total Long-Term Investments—60.5% (Identified Cost $171,071)		173,125

Short-Term Investments—35.5%
Money Market Mutual Fund—3.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(9)	9,203,329	9,203
Total Money Market Mutual Fund (Identified Cost $9,203)		9,203

See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Affiliated Mutual Fund—32.3%
Virtus AllianzGI Global Sustainability Fund Institutional Shares(9)(10)	3,521,823	$ 92,554
Total Affiliated Mutual Fund (Identified Cost $66,102)		92,554

Total Short-Term Investments (Identified Cost $75,305)		101,757

TOTAL INVESTMENTS—96.0% (Identified Cost $246,376)		$274,882
Other assets and liabilities, net—4.0%		11,517
NET ASSETS—100.0%		$286,399
Abbreviations:
ACES	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BIST	Borsa Istanbul
BNP	BNP Paribas
BTP	Italian Buonie
CDX.EM	Credit Default Swap Index Emerging Markets
CDX.NA.HY	Credit Default Swap Index North American High Yield
CDX.NA.IG	Credit Default Swap Index North American Investment Grade
CLO	Collateralized Loan Obligation
DAX	Deutsche Boerse AG German Stock Index
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
JSE	Johannesburg Stock Exchange Limited
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MIB	Milano Indice di Borsa
MSCI	Morgan Stanley Capital International
OAT	Obligations Assimilables du Trésor
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
TIPS	Treasury-Inflation Protected Securities
TOPIX	Tokyo Stock Price Index

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	Variable rate security. Rate disclosed is as of September 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $17,922 or 6.3% of net assets.
(4)	No contractual maturity date.
(5)	Value shown as par value.
(6)	Non-income producing.
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Affiliated investment. See Note 4H in Notes to Financial Statements.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	91%
Japan	2
Cayman Islands	1
Netherlands	1
United Kingdom	1
Switzerland	1
China	1
Other	2
Total	100%
† % of total investments as of September 30, 2021.
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Long Contracts:
BIST 30 Index Future	October 2021	76	$ 130	$ —	$ (8)
FTSE Taiwan Index Future	October 2021	6	355	—	(8)
IBEX 35 Index Future	October 2021	4	409	3	—
Mini Bovespa Future	October 2021	1	4	—	— (1)
2 Year U.S. Treasury Note Future	December 2021	136	29,927	—	(20)
5 Year U.S. Treasury Note Future	December 2021	41	5,032	—	(23)
10 Year Australian Bond Future	December 2021	29	2,966	—	(64)
10 Year Canadian Bond Future	December 2021	20	2,260	—	(43)
10 Year Euro-Bund Future	December 2021	1	197	—	(3)
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
30 Year U.S. Treasury Bond Future	December 2021	8	$ 1,274	$ —	$ (23)
DAX Mini Index Future	December 2021	10	885	—	(20)
E-Mini 1000 Index Future	December 2021	150	11,549	—	(201)
Euro-BTP Future	December 2021	4	704	—	(9)
FTSE 100 Index Future	December 2021	13	1,239	12	—
FTSE MIB Index Future	December 2021	3	441	—	(4)
FTSE/JSE Top 40 Index Future	December 2021	2	77	—	(1)
MSCI EAFE Index Future	December 2021	74	8,388	—	(380)
MSCI Emerging Index Future	December 2021	54	3,363	—	(145)
S&P 200® Index Future	December 2021	4	527	—	(8)
S&P 500® E-Mini Index Future	December 2021	38	8,166	—	(307)
S&P TSX 60 Index Future	December 2021	4	755	—	(19)
TOPIX Index Future	December 2021	18	3,284	—	(26)
U.S. Treasury Ultra Bond Future	December 2021	6	1,146	—	(9)
				$ 15	$(1,321)
Short Contracts:
FTSE China A50 Index Future	October 2021	(7)	(108)	—	(1)
10 Year Long Gilt Future	December 2021	(9)	(1,518)	2	—
10 Year U.S. Treasury Note Future	December 2021	(12)	(1,579)	—	— (1)
10 Year Ultra U.S. Treasury Bond Future	December 2021	(186)	(27,016)	417	—
Australian Dollar Future	December 2021	(17)	(1,230)	15	—
British Pound Future	December 2021	(31)	(2,611)	10	—
Canadian Dollar Future	December 2021	(5)	(395)	— (1)	—
Euro Currency Future	December 2021	(48)	(6,960)	95	—
Euro-OAT Future	December 2021	(1)	(192)	—	— (1)
Japanese Yen Currency Future	December 2021	(69)	(7,746)	78	—
New Zealand Dollar Future	December 2021	(10)	(690)	— (1)	—
				617	(1)
Total				$632	$(1,322)

Centrally cleared credit default swap - buy protection(2) outstanding as of September 30, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(3)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.EM.36 (4)	Quarterly	ICE	1.000%	12/20/26	$ (900)	$ 36	$ 36	$—	$ —
CDX.NA.HY.37 (5)	Quarterly	ICE	5.000%	12/20/26	(3,295)	(312)	(319)	7	—
CDX.NA.IG.37 (6)	Quarterly	ICE	1.000%	12/20/26	(9,100)	(216)	(217)	1	—
International Business Machines Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(1,100)	(34)	(34)	—	— (1)
Southwest Airlines Co. Senior	Quarterly	ICE	1.000%	12/20/26	(395)	(2)	(1)	—	(1)
Valero Energy Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(360)	(1)	1	—	(2)
Total						$(529)	$ (534)	$ 8	$ (3)

Footnote Legend:
(1)	Amount is less than $500.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Markit CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time
(5)	Markit CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the credit default swap market.
See Notes to Financial Statements

AllianzGI Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
(6)	Markit CDX.NA.IG Index, is comprised of one hundred twenty five (125) of the most liquid North American entities with investment grade credit ratings as published by Markit from time to time.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 18,354	$ —	$ 18,354	$—
Corporate Bonds and Notes	41,258	—	41,258	—
Foreign Government Security	245	—	245	—
Mortgage-Backed Securities	25,198	—	25,198	—
U.S. Government Securities	19,335	—	19,335	—
Equity Securities:
Common Stocks	38,217	24,986	13,231	— (1)
Preferred Stock	144	—	144	—
Rights	1	—	1	—
Affiliated Mutual Fund	92,554	92,554	—	—
Exchange-Traded Funds	30,373	30,373	—	—
Money Market Mutual Fund	9,203	9,203	—	—
Other Financial Instruments:
Futures Contracts	632	632	—	—
Centrally Cleared Credit Default Swap	36	—	36	—
Total Assets	275,550	157,748	117,802	— (1)
Liabilities:
Other Financial Instruments:
Futures Contracts	(1,322)	(1,322)	—	—
Centrally Cleared Credit Default Swap	(565)	—	(565)	—
Total Liabilities	(1,887)	(1,322)	(565)	—
Total Investments	$273,663	$156,426	$117,237	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2021.
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)	Par Value	Value
U.S. Government Securities—0.4%
U.S. Treasury Bonds
1.750%, 8/15/41	$ 45	$ 43
2.375%, 5/15/51(1)	112	120
U.S. Treasury Notes
0.750%, 8/31/26	53	52
1.250%, 8/15/31	23	22
Total U.S. Government Securities (Identified Cost $241)		237

Foreign Government Securities—5.7%
New Zealand Government Bond 1.750%, 5/15/41	5,000 NZD	2,999
United Mexican States 4.500%, 1/31/50	200	204
Total Foreign Government Securities (Identified Cost $3,310)		3,203

Corporate Bonds and Notes—16.2%
Austria—0.0%
Suzano Austria GmbH 3.750%, 1/15/31	20	21
Canada—0.1%
Waste Connections, Inc. 2.950%, 1/15/52	49	48
Cayman Islands—0.1%
Fibria Overseas Finance Ltd. 5.500%, 1/17/27	25	29
Ireland—0.3%
AerCap Ireland Capital DAC 3.500%, 1/15/25	85	89
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26	20	22
STERIS Irish FinCo Un-Ltd Co. 2.700%, 3/15/31	60	61
		172

Japan—0.1%
Takeda Pharmaceutical Co., Ltd. 3.025%, 7/9/40	40	41
Luxembourg—0.0%
ArcelorMittal S.A. 7.000%, 10/15/39	15	21
	Par Value	Value

Mexico—0.1%
Petroleos Mexicanos 4.500%, 1/23/26	$ 55	$ 55
Netherlands—0.9%
Cooperatieve Rabobank UA 144A 1.106%, 2/24/27(2)	250	246
Enel Finance International N.V. 144A 2.650%, 9/10/24(2)	200	210
NXP B.V. 144A 3.400%, 5/1/30(2)	45	49
		505

Puerto Rico—0.3%
Popular, Inc. 6.125%, 9/14/23	165	177
South Korea—0.3%
LG Chem Ltd. 144A 1.375%, 7/7/26(2)	200	198
United Kingdom—0.6%
BAE Systems plc 144A 3.400%, 4/15/30(2)	80	86
NatWest Group plc 2.359%, 5/22/24	200	205
Vodafone Group plc 5.125%, 6/4/81	25	26
		317

United States—13.4%
Air Products & Chemicals, Inc. 2.800%, 5/15/50	37	37
Alabama Power Co. 4.100%, 1/15/42	20	22
Alexandria Real Estate Equities, Inc. 2.000%, 5/18/32	18	17
Amazon.com, Inc. 3.250%, 5/12/61	36	38
American Airlines, Inc. 144A 5.500%, 4/20/26(2)	30	32
American Express Co.
3.550% (3)	30	31
3.625%, 12/5/24	35	38
8.150%, 3/19/38	45	71
American International Group, Inc.
3.400%, 6/30/30	25	27
6.820%, 11/15/37	14	20
American Tower Corp.
3.375%, 5/15/24	60	64
2.750%, 1/15/27	115	121
Amgen, Inc. 2.000%, 1/15/32	100	96
Analog Devices, Inc.
2.100%, 10/1/31	54	54
	Par Value	Value

United States—continued
2.800%, 10/1/41	$ 60	$ 60
Anheuser-Busch InBev Finance, Inc. 4.000%, 1/17/43	75	83
Apple, Inc. 2.700%, 8/5/51	60	58
Arizona Public Service Co. 5.500%, 9/1/35	60	77
AT&T, Inc.
5.250%, 3/1/37	45	56
3.100%, 2/1/43	108	104
Athene Global Funding
144A 2.550%, 6/29/25(2)	35	36
144A 2.500%, 3/24/28(2)	25	26
Avnet, Inc. 3.000%, 5/15/31	55	55
Bank of America Corp.
2.456%, 10/22/25	90	94
2.496%, 2/13/31	80	81
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	21	21
Boeing Co. (The)
4.875%, 5/1/25	25	28
3.625%, 2/1/31	65	70
Boston Gas Co. 144A 3.150%, 8/1/27(2)	100	106
Broadcom, Inc.
144A 1.950%, 2/15/28(2)	18	18
144A 3.137%, 11/15/35(2)	34	34
144A 3.500%, 2/15/41(2)	18	18
Celgene Corp. 5.000%, 8/15/45	23	27
Centene Corp. 2.450%, 7/15/28	59	59
Charter Communications Operating LLC
2.250%, 1/15/29	46	46
5.375%, 4/1/38	20	24
Cigna Corp.
4.125%, 11/15/25	30	33
4.800%, 8/15/38	20	24
Citigroup, Inc. 0.776%, 10/30/24	170	171
Consolidated Edison Co. of New York, Inc. Series 03-C 5.100%, 6/15/33	16	19
CVS Health Corp.
4.300%, 3/25/28	8	9
4.780%, 3/25/38	20	25
2.700%, 8/21/40	25	24
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

United States—continued
Dell, Inc. 7.100%, 4/15/28	$ 25	$ 32
Delta Air Lines, Inc.
144A 7.000%, 5/1/25(2)	48	56
144A 4.500%, 10/20/25(2)	21	22
Discover Financial Services
4.100%, 2/9/27	30	33
Series C 5.500%(3)	25	27
Discovery Communications LLC 5.200%, 9/20/47	25	31
Dominion Energy, Inc. Series C 2.250%, 8/15/31	100	100
DTE Electric Co. Series A 4.050%, 5/15/48	40	48
Duke Energy Corp. 3.250%, 1/15/82	34	34
Duke Energy Progress LLC
3.450%, 3/15/29	85	94
6.125%, 9/15/33	20	26
Edison International Series A 5.375% (3)	25	26
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	52	76
Energy Transfer LP
6.500%, 2/1/42	25	32
Series G 7.125%(3)	40	42
Series H 6.500%(3)	20	21
Equinix, Inc. 1.000%, 9/15/25	75	74
First Maryland Capital II (3 month LIBOR + 0.850%) 0.976%, 2/1/27(4)	25	24
Ford Motor Credit Co. LLC 3.350%, 11/1/22	185	188
GE Capital Funding LLC 4.550%, 5/15/32	110	130
General Motors Co.
4.875%, 10/2/23	45	49
5.150%, 4/1/38	50	60
Global Atlantic Fin Co.
144A 3.125%, 6/15/31(2)	40	40
144A 4.700%, 10/15/51(2)	90	93
Goldman Sachs Group, Inc. (The) 0.855%, 2/12/26	55	54
Hasbro, Inc.
6.350%, 3/15/40	25	35
	Par Value	Value

United States—continued
5.100%, 5/15/44	$ 25	$ 30
HCA, Inc. 5.875%, 2/15/26	60	69
Hess Corp. 7.125%, 3/15/33	30	41
Huntington Bancshares, Inc. Series F 5.625% (3)	20	23
Huntington Capital Trust I (3 month LIBOR + 0.700%) 0.826%, 2/1/27(4)	65	63
Intel Corp. 3.050%, 8/12/51	30	30
Intercontinental Exchange, Inc. 2.650%, 9/15/40	25	24
Jersey Central Power & Light Co.
6.150%, 6/1/37	65	87
144A 2.750%, 3/1/32(2)	40	41
JPMorgan Chase & Co.
0.768%, 8/9/25	110	110
3.328%, 4/22/52	25	26
Series U (3 month LIBOR + 0.950%) 1.076%, 2/2/37(4)	85	77
Leidos, Inc.
2.300%, 2/15/31	95	93
7.125%, 7/1/32	8	11
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)	76	78
Lincoln National Corp. (3 month LIBOR + 2.358%) 2.482%, 5/17/66(4)	45	41
Lowe’s Cos., Inc. 2.800%, 9/15/41	47	46
M&T Bank Corp. 3.500% (3)	36	36
Marathon Petroleum Corp. 5.850%, 12/15/45	45	58
Massachusetts Institute of Technology 5.600%, 7/1/2111	15	26
Massachusetts Mutual Life Insurance Co. 144A 5.077%, 2/15/69(2)	150	185
MetLife, Inc. 144A 9.250%, 4/8/38(2)	95	144
Metropolitan Life Insurance Co. 144A 7.800%, 11/1/25(2)	130	161
Microsoft Corp.
3.500%, 11/15/42	65	75
2.525%, 6/1/50	50	48
MidAmerican Energy Co. 4.250%, 7/15/49	17	21
	Par Value	Value

United States—continued
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(2)	$ 90	$ 98
MSCI, Inc. 144A 3.625%, 11/1/31(2)	75	78
Netflix, Inc. 4.875%, 4/15/28	55	63
New York Life Insurance Co. 144A 4.450%, 5/15/69(2)	20	25
New York State Electric & Gas Corp. 144A 2.150%, 10/1/31(2)	60	59
NextEra Energy Capital Holdings, Inc. 1.900%, 6/15/28	80	80
NGPL PipeCo LLC 144A 3.250%, 7/15/31(2)	15	15
Niagara Mohawk Power Corp. 144A 1.960%, 6/27/30(2)	35	34
Northern Natural Gas Co. 144A 3.400%, 10/16/51(2)	22	22
Northwestern Mutual Life Insurance Co. (The) 144A 3.850%, 9/30/47(2)	44	50
NRG Energy, Inc. 144A 2.450%, 12/2/27(2)	141	143
Omnicom Group, Inc. 2.600%, 8/1/31	25	25
Pacific Gas & Electric Co.
4.500%, 12/15/41	10	10
4.950%, 7/1/50	40	43
Pacific Life Global Funding II 144A 1.375%, 4/14/26(2)	75	75
PacifiCorp. 2.900%, 6/15/52	10	10
Pennsylvania Electric Co.
6.150%, 10/1/38	20	27
144A 4.150%, 4/15/25(2)	32	34
PepsiCo, Inc.
4.450%, 4/14/46	30	38
2.875%, 10/15/49	50	51
PerkinElmer, Inc. 1.900%, 9/15/28	45	45
Pilgrim’s Pride Corp. 144A 3.500%, 3/1/32(2)	11	11
Plains All American Pipeline LP Series B 6.125% (3)	35	32
President & Fellows of Harvard College 4.875%, 10/15/40	15	20
Public Service Co. of Colorado 4.750%, 8/15/41	12	15
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

United States—continued
Raytheon Technologies Corp. 7.000%, 11/1/28	$ 100	$ 130
salesforce.com, Inc. 2.900%, 7/15/51	28	28
Sempra Energy 3.550%, 6/15/24	30	32
Southern California Edison Co. 3.900%, 12/1/41	25	26
Southern Co. (The) Series A 3.750%, 9/15/51	26	26
State Street Corp. (3 month LIBOR + 1.000%) 1.116%, 6/15/47(4)	100	89
Targa Resources Partners LP 5.500%, 3/1/30	55	60
Time Warner Cable LLC 6.550%, 5/1/37	45	61
T-Mobile USA, Inc. 2.250%, 2/15/26	29	29
Truist Financial Corp. 1.267%, 3/2/27	80	80
Trustees of Tufts College 3.099%, 8/15/51	40	42
Union Pacific Corp. 3.750%, 2/5/70	13	15
United Airlines, Inc. 144A 4.625%, 4/15/29(2)	30	31
Utah Acquisition Sub, Inc. 3.950%, 6/15/26	25	28
Verizon Communications, Inc.
4.125%, 3/16/27	150	170
2.100%, 3/22/28	30	30
4.400%, 11/1/34	35	41
2.875%, 11/20/50	25	23
ViacomCBS, Inc.
4.200%, 5/19/32	17	19
4.375%, 3/15/43	40	46
5.250%, 4/1/44	20	25
6.250%, 2/28/57	34	39
Viatris, Inc. 144A 4.000%, 6/22/50(2)	35	37
VMware, Inc.
4.500%, 5/15/25	60	67
2.200%, 8/15/31	65	64
Walt Disney Co. (The) 3.500%, 5/13/40	30	33
		7,619
Total Corporate Bonds and Notes (Identified Cost $9,150)		9,203

	Shares	Value
Preferred Stocks—0.2%
Brazil—0.1%
Banco Bradesco S.A.	2,390	$ 9
Cia de Saneamento do Parana	5,700	4
Cia Energetica de Minas Gerais	2,194	6
Cia Paranaense de Energia	4,400	6
Petroleo Brasileiro S.A.	2,500	12
		37

Chile—0.0%
Embotelladora Andina S.A.	2,122	5
Germany—0.1%
Porsche Automobil Holding SE	99	10
Volkswagen AG	77	17
		27

South Korea—0.0%
Samsung Electronics Co., Ltd.	213	12
United States—0.0%
Truist Financial Corp. Series Q, 5.100%	20 (5)	23
Total Preferred Stocks (Identified Cost $83)		104

Common Stocks—50.4%
Argentina—0.0%
MercadoLibre, Inc.(6)	10	17
Australia—0.4%
Ansell Ltd.	263	6
Atlassian Corp. plc Class A(6)	47	18
BHP Group Ltd.	641	17
Brambles Ltd.	799	6
Commonwealth Bank of Australia	241	18
CSL Ltd.	301	63
Endeavour Group Ltd.	478	2
Fortescue Metals Group Ltd.	675	7
Harvey Norman Holdings Ltd.	1,698	6
Integral Diagnostics Ltd.	1,025	4
Medibank Pvt Ltd.	1,178	3
Newcrest Mining Ltd.	96	2
Qantas Airways Ltd.(6)	1,384	6
Rio Tinto Ltd.	204	14
Sonic Healthcare Ltd.	301	9
Stockland	800	3
Vicinity Centres	32,308	38
	Shares	Value

Australia—continued
Woolworths Group Ltd.	700	$ 20
		242

Austria—0.1%
ams AG(6)	240	4
BAWAG Group AG(6)	172	11
Flughafen Wien AG(6)	67	2
OMV AG	146	9
Raiffeisen Bank International AG	402	11
Telekom Austria AG(6)	267	2
		39

Belgium—0.0%
Ageas S.A.	58	3
Bekaert S.A.	131	5
Elia Group S.A.	21	3
Etablissements Franz Colruyt N.V.	57	3
Euronav N.V.	457	4
Proximus SADP	182	4
		22

Bermuda—0.2%
Bunge Ltd.	100	8
Haitong International Securities Group Ltd.	18,000	5
Norwegian Cruise Line Holdings Ltd.(6)	3,080	82
PAX Global Technology Ltd.	3,000	4
		99

Brazil—0.3%
Banco do Brasil S.A.	1,200	6
EDP - Energias do Brasil S.A.	600	2
Engie Brasil Energia S.A.	800	6
StoneCo Ltd. Class A(6)	4,387	152
Telefonica Brasil S.A.	600	5
Vale S.A.	1,145	16
WEG S.A.	1,200	9
		196

Canada—1.4%
Agnico Eagle Mines Ltd.	1,570	81
Alimentation Couche-Tard, Inc. Class B	210	8
B2Gold Corp.	2,156	7
Bank of Montreal	123	12
Barrick Gold Corp.	4,927	89
Baytex Energy Corp.(6)	1,346	4
Canadian Natural Resources, Ltd.	184	7
Canadian Tire Corp., Ltd. Class A	87	12
Cascades, Inc.	716	9
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Canada—continued
Cenovus Energy, Inc.	577	$ 6
Cogeco Communications, Inc.	150	13
Crescent Point Energy Corp.	346	2
DREAM Unlimited Corp.	525	12
Empire Co., Ltd. Class A	587	18
Exchange Income Corp.	205	7
Fairfax Financial Holdings, Ltd.	13	5
First Quantum Minerals, Ltd.	700	13
Franco-Nevada Corp.	178	23
George Weston, Ltd.	218	24
Hydro One Ltd.	268	6
iA Financial Corp, Inc.	235	13
Intact Financial Corp.	76	10
InterRent Real Estate Investment Trust	74	1
Killam Apartment Real Estate Investment Trust	152	3
Kinross Gold Corp.	15,000	80
Kirkland Lake Gold Ltd.	2,400	100
LifeWorks, Inc.	86	2
Loblaw Cos., Ltd.	286	20
Manulife Financial Corp.	937	18
Metro, Inc. Class A	153	7
Mullen Group Ltd.	867	9
Open Text Corp.	226	11
Power Corp. of Canada	667	22
Shopify, Inc. Class A(6)	33	45
Sun Life Financial, Inc.	305	16
Topaz Energy Corp.	202	3
Waste Connections, Inc.	132	17
Wheaton Precious Metals Corp.	2,106	79
		814

Cayman Islands—0.1%
Wynn Macau Ltd.(6)	91,600	77
Chile—0.0%
Engie Energia Chile S.A.	3,778	3
Sociedad Quimica y Minera de Chile S.A Sponsored ADR	400	21
		24

China—2.6%
Agricultural Bank of China Ltd. Class H	25,000	9
Alibaba Group Holding Ltd. Sponsored ADR(6)	1,242	184
Baidu, Inc. Sponsored ADR(6)	57	9
Bank of China Ltd. Class H	63,000	22
Bank of Communications Co., Ltd. Class H	18,000	11
China CITIC Bank Corp. Ltd. Class H	12,000	5
	Shares	Value

China—continued
China Conch Venture Holdings Ltd.	2,500	$ 12
China Construction Bank Corp. Class H	48,812	35
China Dongxiang Group Co., Ltd.	16,117	2
China Everbright Greentech Ltd.	8,000	3
China Life Insurance Co., Ltd. Class H	4,000	6
China Minsheng Banking Corp. Ltd. Class H	9,000	4
China SCE Group Holdings Ltd.	3,000	1
China Water Affairs Group Ltd.	2,000	2
Chinasoft International Ltd.(6)	4,000	7
Chongqing Rural Commercial Bank Co., Ltd. Class H	6,488	2
CIFI Holdings Group Co., Ltd.	193,000	131
Country Garden Holdings Co., Ltd.	90,000	93
Country Garden Services Holdings Co., Ltd.	3,172	25
CSPC Pharmaceutical Group Ltd.	11,440	14
EVA Precision Industrial Holdings Ltd.	20,236	2
Golden Eagle Retail Group Ltd.	3,000	3
Industrial & Commercial Bank of China Ltd. Class H	35,000	19
JD.com, Inc. ADR(6)	151	11
Jiangsu Expressway Co., Ltd. Class H	3,189	3
Ju Teng International Holdings Ltd.	4,744	1
Lee & Man Paper Manufacturing Ltd.	6,000	4
Lenovo Group Ltd.	26,000	34
NetEase, Inc. ADR	228	19
NIO, Inc. ADR(6)	353	13
Postal Savings Bank of China Co., Ltd. Class H	30,000	21
Powerlong Real Estate Holdings Ltd.	195,000	147
Seazen Group Ltd.(6)	170,000	136
Shanghai Electric Group Co., Ltd. Class H	18,000	6
Shenzhen Expressway Co., Ltd. Class H	5,700	6
Shenzhen Investment Holdings Bay Area Development Co., Ltd.	6,000	2
Sinopec Engineering Group Co., Ltd. Class H	12,000	6
	Shares	Value

China—continued
Sinopharm Group Co., Ltd. Class H	2,000	$ 5
Sunac China Holdings Ltd.	58,000	124
Tencent Holdings Ltd.	4,781	285
Tingyi Cayman Islands Holding Corp.	4,000	7
Topsports International Holdings Ltd.	2,000	2
Vipshop Holdings Ltd. ADR(6)	307	3
Xinyi Solar Holdings Ltd.	6,000	12
Zhuzhou CRRC Times Electric Co. Class H(6)	1,600	7
		1,455

Colombia—0.0%
Bancolombia S.A.	939	8
Corp. Financiera Colombiana S.A.(6)	1,390	11
		19

Czech Republic—0.0%
CEZ AS	58	2
Moneta Money Bank AS(6)	492	2
O2 Czech Republic AS(6)	318	4
		8

Denmark—1.0%
Ambu A/S Class B	4,350	129
Carlsberg AS Class B	60	10
Coloplast A/S Class B	394	62
D/S Norden A/S	343	9
DSV A/S	861	206
Novo Nordisk A/S Class B	1,614	155
Scandinavian Tobacco Group A/S	122	2
Solar A/S Class B	31	3
Spar Nord Bank A/S	137	2
Tryg A/S	214	5
		583

Finland—0.1%
Elisa Oyj	376	23
Kesko Oyj Class B	140	5
Oriola Oyj Class B	700	1
TietoEVRY Oyj	186	6
		35

France—1.7%
Accor S.A.(6)	850	30
Aeroports de Paris(6)	310	39
APERAM S.A.	51	3
AXA S.A.	854	24
BNP Paribas S.A.	312	20
Boiron S.A.	31	1
Bouygues S.A	892	37
Carrefour S.A.	720	13
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

France—continued
Cie de Saint-Gobain	232	$ 16
CNP Assurances	744	12
Coface S.A.(6)	627	8
Credit Agricole S.A.	702	10
Dassault Aviation S.A.	500	56
Eiffage S.A	376	38
Faurecia SE	16	1
Getlink SE	1,930	30
Hermes International	9	12
L’Oreal S.A.	292	121
LVMH Moet Hennessy Louis Vuitton SE	328	235
Orange S.A	2,243	24
Publicis Groupe S.A.	176	12
Safran S.A.	500	63
Sanofi	257	25
Schneider Electric SE	158	26
SEB S.A	7	1
Sodexo S.A.(6)	600	52
Teleperformance	38	15
TotalEnergies SE	439	21
Vinci S.A.	345	36
		981

Germany—1.9%
adidas AG	504	158
BASF SE	257	20
Bayer AG Registered Shares	211	11
Bayerische Motoren Werke AG	202	19
Daimler AG Registered Shares	294	26
Dermapharm Holding SE	35	3
Deutsche Lufthansa AG Registered Shares(6)	12,000	82
Deutsche Post AG Registered Shares	585	37
Deutsche Telekom AG Registered Shares	2,240	45
DWS Group GmbH & Co. KGaA	185	8
Fraport AG Frankfurt Airport Services Worldwide(6)	520	36
HeidelbergCement AG	202	15
HOCHTIEF AG	500	40
Hornbach Holding AG & Co. KGaA	85	11
Infineon Technologies AG	2,253	92
LEG Immobilien SE	42	6
MTU Aero Engines AG	98	22
Nemetschek SE	1,035	108
SAP SE	948	128
Talanx AG	31	1
TeamViewer AG(6)	157	5
TLG Immobilien AG	155	5
TUI AG(6)	13,100	57
	Shares	Value

Germany—continued
WCM Beteiligungs- und Grundbesitz-AG	518	$ 3
Zalando SE(6)	1,291	118
		1,056

Greece—0.0%
Hellenic Telecommunications Organization S.A.	249	5
National Bank of Greece S.A.(6)	3,034	8
		13

Hong Kong—1.6%
AIA Group Ltd.	11,400	131
Bosideng International Holdings Ltd.	8,000	6
Cathay Pacific Airways Ltd.(6)	85,543	71
China Jinmao Holdings Group Ltd.	416,000	150
China Lumena New Materials Corp.(6)(7)	44	—
China Overseas Land & Investment Ltd.	67,000	152
CITIC Telecom International Holdings Ltd.	9,000	3
CK Asset Holdings Ltd.	2,529	15
CLP Holdings Ltd.	1,781	17
Fairwood Holdings Ltd.	1,500	3
Global Brands Group Holding Ltd.(6)(7)	61,400	—
Hongkong Land Holdings Ltd.	11,700	56
Hui Xian Real Estate Investment Trust	6,000	1
Hysan Development Co., Ltd.	7,000	23
Jardine Matheson Holdings Ltd.	300	16
Kerry Properties Ltd.	1,243	3
Kingboard Holdings Ltd.	500	2
Link REIT	6,377	55
Power Assets Holdings Ltd.	1,000	6
Shanghai Industrial Urban Development Group Ltd.	17,000	1
Shimao Group Holdings Ltd.	48,000	88
SITC International Holdings Co., Ltd.	2,000	7
Sun Hung Kai Properties Ltd.	500	6
Vinda International Holdings Ltd.	2,000	6
Wharf Real Estate Investment Co., Ltd.	11,000	57
Xinyi Glass Holdings Ltd.	1,000	3
	Shares	Value

Hong Kong—continued
Yue Yuen Industrial Holdings Ltd.(6)	698	$ 1
Yuexiu Real Estate Investment Trust	5,000	2
		881

Hungary—0.0%
Magyar Telekom Telecommunications plc	2,911	4
OTP Bank Nyrt(6)	98	6
Richter Gedeon Nyrt	282	7
		17

India—0.2%
HDFC Bank Ltd. ADR	1,537	112
Reliance Industries Ltd. Sponsored GDR 144A(2)	202	14
		126

Indonesia—0.0%
Indofood CBP Sukses Makmur Tbk PT	10,700	6
Media Nusantara Citra Tbk PT	104,600	6
		12

Ireland—0.4%
Flutter Entertainment plc(6)	59	12
Horizon Therapeutics plc(6)	69	8
Irish Residential Properties REIT plc	403	1
Johnson Controls International plc	213	14
Kingspan Group plc	1,236	123
Origin Enterprises plc	320	1
Seagate Technology Holdings plc	179	15
Trane Technologies plc	119	20
Willis Towers Watson plc	52	12
		206

Isle of Man—0.0%
Entain plc(6)	162	5
Israel—0.0%
Alony Hetz Properties & Investments Ltd.	445	7
B Communications Ltd.(6)	749	2
Check Point Software Technologies Ltd.(6)	39	4
Formula Systems 1985 Ltd.	85	8
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Israel—continued
Shufersal Ltd.	278	$ 2
		23

Italy—0.3%
Assicurazioni Generali SpA	852	18
Atlantia SpA(6)	1,720	33
Autogrill SpA(6)	3,890	32
De’ Longhi SpA	57	2
DiaSorin SpA	26	5
Enav SpA(6)	492	2
Enel SpA	2,171	17
Intesa Sanpaolo SpA	8,302	24
Telecom Italia SpA	11,193	4
Unipol Gruppo SpA	912	5
		142

Japan—3.8%
ABC-Mart, Inc.	3,200	180
ADEKA Corp.	26	1
AGC, Inc.	200	10
Aida Engineering Ltd.	142	1
ANA Holdings, Inc.(6)	5,000	130
Aoyama Trading Co., Ltd.(6)	111	1
Asahi Kasei Corp.	300	3
Canon Marketing Japan, Inc.	300	7
Canon, Inc.	810	20
Capcom Co., Ltd.	500	14
Cawachi Ltd.	300	6
Central Japan Railway Co.	800	128
Chubu Electric Power Co., Inc.	700	8
Chugai Pharmaceutical Co., Ltd.	300	11
Daiichi Sankyo Co., Ltd.	400	11
Daiwabo Holdings Co., Ltd.	200	3
DCM Holdings Co., Ltd.	525	5
Doutor Nichires Holdings Co., Ltd.	451	7
DyDo Group Holdings, Inc.	126	6
Earth Corp.	100	6
ENEOS Holdings, Inc.	1,500	6
FUJIFILM Holdings Corp.	321	28
Fukuyama Transporting Co., Ltd.	145	6
H.U. Group Holdings, Inc.	200	5
Hankyu Hanshin Holdings, Inc.	100	3
HIS Co., Ltd.(6)	5,600	148
Hitachi Ltd.	200	12
Honda Motor Co., Ltd.	400	12
Honeys Holdings Co., Ltd.	39	— (8)
Inpex Corp.	600	5
	Shares	Value

Japan—continued
ITOCHU Corp.	477	$ 14
Iwatani Corp.	200	12
Japan Post Bank Co., Ltd.	1,100	9
Japan Post Holdings Co., Ltd.	2,900	24
Japan Wool Textile Co., Ltd. (The)	500	5
Kajima Corp.	400	5
Kakaku.com, Inc.	3,900	126
Kamigumi Co., Ltd.	300	6
Kandenko Co., Ltd.	600	5
Kao Corp.	200	12
KDDI Corp.	800	26
Keyence Corp.	200	119
Konica Minolta, Inc.	1,500	8
Marui Group Co., Ltd.	6,600	127
McDonald’s Holdings Co. Japan Ltd.	100	5
Mirait Holdings Corp.	500	10
Mitsubishi Corp.	400	13
Mitsubishi Electric Corp.	400	6
Mitsubishi Estate Co., Ltd.	300	5
Mitsubishi HC Capital, Inc.	2,100	11
Mitsubishi Research Institute, Inc.	100	4
Mitsuboshi Belting Ltd.	71	1
Mitsui & Co., Ltd.	500	11
Mizuho Financial Group, Inc.	1,600	23
MonotaRO Co., Ltd.	1,700	38
Morinaga Milk Industry Co., Ltd.	100	6
NEC Corp.	400	22
NGK Insulators Ltd.	400	7
NGK Spark Plug Co., Ltd.	200	3
Nihon M&A Center Holdings, Inc.	300	9
Nippo Corp.	200	7
Nippon Telegraph & Telephone Corp.	1,316	37
Nippon Yusen KK	200	15
Nitori Holdings Co., Ltd.	100	20
Nomura Holdings, Inc.	2,500	12
Nomura Real Estate Holdings, Inc.	200	5
Obayashi Corp.	900	7
Okumura Corp.	200	5
Oracle Corp. Japan	100	9
Osaka Gas Co., Ltd.	400	7
Raito Kogyo Co., Ltd.	363	6
Renesas Electronics Corp.(6)	500	6
Rengo Co., Ltd.	400	3
Rinnai Corp.	100	11
Rohm Co., Ltd.	100	9
Ryohin Keikaku Co., Ltd.	6,000	134
Sankyo Co., Ltd.	300	8
	Shares	Value

Japan—continued
Sanyo Special Steel Co., Ltd.	182	$ 3
Sawai Group Holdings Co., Ltd.	225	11
Secom Co., Ltd.	300	22
Sekisui House Ltd.	700	15
Senko Group Holdings Co., Ltd.	496	5
Seven & i Holdings Co., Ltd.	300	14
Shibaura Electronics Co., Ltd.	100	6
SKY Perfect JSAT Holdings, Inc.	800	3
SoftBank Corp.	900	12
SoftBank Group Corp.	300	17
Sony Corp.	200	22
Sugi Holdings Co., Ltd.	200	15
Sumitomo Densetsu Co., Ltd.	200	4
Sumitomo Electric Industries Ltd.	500	7
Sumitomo Heavy Industries Ltd.	300	8
Sumitomo Mitsui Financial Group, Inc.	400	14
Sumitomo Rubber Industries Ltd.	800	10
Sysmex Corp.	100	12
Takasago Thermal Engineering Co., Ltd.	397	8
Takeda Pharmaceutical Co., Ltd.	400	13
TIS, Inc.	100	3
Tokyo Electron Ltd.	100	44
Towa Pharmaceutical Co., Ltd.	214	6
Toyo Suisan Kaisha Ltd.	300	13
Toyota Motor Corp.	2,755	49
Tv Tokyo Holdings Corp.	166	3
Yakult Honsha Co., Ltd.	100	5
Yamada Holdings Co., Ltd.	1,500	6
Yamaha Corp.	100	6
Yamaha Motor Co., Ltd.	300	8
Yaoko Co., Ltd.	100	6
Yokohama Rubber Co., Ltd. (The)	200	4
Yurtec Corp.	132	1
		2,131

Jersey—0.1%
Amcor plc	51	1
Aptiv plc(6)	62	9
Ferguson plc	122	17
		27

Luxembourg—0.1%
ArcelorMittal S.A.	441	13
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Luxembourg—continued
Eurofins Scientific SE	99	$ 13
		26

Malaysia—0.1%
Axis Real Estate Investment Trust	4,100	2
Bermaz Auto Bhd	3,500	1
Dialog Group Bhd	5,400	3
Hong Leong Bank Bhd	1,000	4
KNM Group Bhd(6)	31,700	2
Malayan Banking Bhd	2,900	6
MBM Resources BHD	7,800	6
MISC Bhd	1,600	3
Tenaga Nasional Bhd	1,500	3
TIME dotCom Bhd	5,700	6
		36

Mexico—0.1%
Alfa SAB de CV Class A	10,100	7
Alpek SAB de CV	5,700	7
Banco del Bajio S.A.	1,800	4
Grupo Financiero Banorte SAB de CV Class O	1,600	10
Grupo Financiero Inbursa SAB de CV Class O(6)	2,500	2
Grupo Lala SAB de CV Class B	4	— (8)
Macquarie Mexico Real Estate Management SA de CV	5,300	6
Nemak SAB de CV(6)	19,369	5
Qualitas Controladora SAB de CV	700	3
		44

Morocco—0.0%
Co. Sucrerie Marocaine et de Raffinage	74	2
Douja Promotion Groupe Addoha S.A.(6)	1,239	2
		4

Netherlands—1.3%
Adyen N.V.(6)	5	14
Aegon N.V.	1,165	6
AerCap Holdings N.V.(6)	152	9
Airbus SE(6)	512	68
ASM International N.V.	36	14
ASML Holding N.V.	705	527
ASR Nederland N.V.	209	9
Flow Traders	102	4
ForFarmers N.V.	812	4
Koninklijke Ahold Delhaize N.V.	928	31
NN Group N.V.	291	15
Prosus N.V.(6)	126	10
Signify N.V.	122	6
	Shares	Value

Netherlands—continued
Stellantis N.V.	471	$ 9
VEON Ltd. ADR(6)	1,300	3
		729

New Zealand—0.3%
Air New Zealand Ltd.(6)	1,891	2
Arvida Group Ltd.	1,779	3
Fisher & Paykel Healthcare Corp., Ltd.	577	13
Kiwi Property Group Ltd.	1,590	1
Mainfreight Ltd.	1,711	114
Summerset Group Holdings Ltd.	771	8
		141

Norway—0.1%
Avance Gas Holding Ltd.	1,399	7
Frontline, Ltd.	831	7
Orkla ASA	405	4
Sparebanken Vest	709	8
TGS ASA	423	4
Yara International ASA	166	8
		38

Panama—0.2%
Carnival Corp.(6)	3,300	83
Peru—0.0%
Ferreycorp SAA	7,075	3
Philippines—0.0%
Globe Telecom, Inc.	70	4
PLDT, Inc.	95	3
		7

Poland—0.0%
Asseco Poland S.A	218	5
Ciech S.A.	206	2
TEN Square Games S.A.	70	9
		16

Portugal—0.0%
Jeronimo Martins SGPS S.A.	555	11
REN - Redes Energeticas Nacionais SGPS S.A	627	2
		13

Singapore—1.2%
BOC Aviation Ltd.	1,100	9
ComfortDelGro Corp., Ltd.	90,200	100
DBS Group Holdings Ltd.	600	13
Fortune Real Estate Investment Trust	5,000	5
Frasers Logistics & Commercial Trust	5,300	6
Genting Singapore Ltd.	248,500	131
	Shares	Value

Singapore—continued
Parkway Life Real Estate Investment Trust	600	$ 2
SATS Ltd.(6)	31,600	96
Sea Ltd. ADR(6)	626	199
Sheng Siong Group Ltd.	1,900	2
Singapore Airlines Ltd.(6)	29,500	109
Sino Grandness Food Industry Group Ltd.(6)(7)	25,900	—
		672

South Africa—0.1%
Anglo American Platinum Ltd.	74	6
Impala Platinum Holdings Ltd.	1,124	13
MTN Group Ltd.(6)	1,903	18
Nedbank Group Ltd.	762	9
Old Mutual Ltd.	8,447	9
Sibanye Stillwater Ltd.	2,068	6
Thungela Resources Ltd.(6)	91	1
		62

South Korea—0.9%
CJ CheilJedang Corp.	14	5
CJ Corp.	79	7
DB HiTek Co., Ltd.	72	3
DB Insurance Co., Ltd.	97	5
DGB Financial Group, Inc.	503	4
DL E&C Co., Ltd.(6)	64	7
GS Holdings Corp.	127	5
Hana Financial Group, Inc.	231	9
Hankook Tire & Technology Co., Ltd.	103	4
HDC Hyundai Development Co-Engineering & Construction	1	— (8)
JB Financial Group Co., Ltd.	657	5
Kakao Corp.	92	9
Kangwon Land, Inc.(6)	4,820	116
KB Financial Group, Inc.	134	6
KC Co., Ltd.	70	1
Kia Corp.	132	9
Korea Gas Corp.(6)	155	6
KT Corp.	379	10
KT&G Corp.	66	5
LG Chem Ltd.	46	30
LG Innotek Co., Ltd.	49	8
LOTTE Fine Chemical Co., Ltd.	125	10
LX Semicon Co., Ltd.	46	4
NCSoft Corp.	17	9
POSCO	36	10
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

South Korea—continued
Posco International Corp.	336	$ 7
Samsung Electronics Co., Ltd.	164	10
Samsung Electronics Co., Ltd. Registered Shares GDR	20	31
Shinhan Financial Group Co., Ltd.	305	10
Shinsegae, Inc.	550	121
SK Hynix, Inc.	134	11
SK Telecom Co., Ltd.(6)	37	10
Woori Financial Group, Inc.	682	7
		494

Spain—0.4%
Aena SME S.A.(6)	210	36
Banco Santander S.A.	6,155	22
Ebro Foods S.A.	113	2
Ferrovial S.A.	1,300	38
Iberdrola S.A.	2,843	29
International Consolidated Airlines Group S.A.(6)	1,561	4
International Consolidated Airlines Group S.A.(6)	11,290	27
Lar Espana Real Estate Socimi S.A(6)	137	1
Mapfre S.A.	6,522	14
Mediaset Espana Comunicacion S.A.(6)	1,102	6
Neinor Homes S.A.(6)	509	7
Repsol S.A.	1,129	15
Telefonica S.A.	4,480	21
		222

Sweden—0.5%
Annehem Fastigheter AB Class B(6)	42	— (8)
Arjo AB Class B	684	8
Assa Abloy AB Class B	3,012	87
Atlas Copco AB Class A	1,053	63
Essity AB Class B	374	12
Getinge AB Class B	149	6
Hexagon AB Class B	4,196	65
Peab AB Class B	211	2
Saab AB Class B	1,190	34
Telefonaktiebolaget LM Ericsson Class B	955	11
Volvo AB Class B	531	12
		300

Switzerland—1.4%
ALSO Holding AG Registered Shares(6)	10	3
BKW AG	16	2
Chubb Ltd.	133	23
	Shares	Value

Switzerland—continued
Cie Financiere Richemont S.A.	117	$ 12
Givaudan S.A. Registered Shares	3	14
Holcim Ltd.(6)	171	8
Intershop Holding AG	4	2
Kuehne + Nagel International AG	39	13
Logitech International S.A.	102	9
Lonza Group AG Registered Shares	157	118
Nestle S.A. Registered Shares	486	58
Novartis AG Registered Shares	590	48
Partners Group Holding AG	59	92
PSP Swiss Property AG Registered Shares	32	4
Roche Holding AG	170	62
Sika AG Registered Shares	489	155
Swiss Life Holding AG Registered Shares	18	9
Swiss Prime Site AG Registered Shares	78	8
Swisscom AG Registered Shares	26	15
Tecan Group AG	11	6
UBS Group AG Registered Shares	918	15
VAT Group AG	262	103
Zurich Insurance Group AG	75	31
		810

Taiwan—1.0%
Acer, Inc.	7,000	6
ASE Technology Holding Co., Ltd.	4,000	16
Asia Cement Corp.	8,000	13
Asustek Computer, Inc.	2,000	23
AU Optronics Corp.	8,000	5
Cathay Financial Holding Co., Ltd.	13,000	27
China Development Financial Holding Corp.	13,000	7
China Motor Corp.	2,000	5
Compal Electronics, Inc.	13,000	11
CTBC Financial Holding Co., Ltd.	10,000	8
E.Sun Financial Holding Co., Ltd.	3,213	3
Elan Microelectronics Corp.	1,000	5
Evergreen Marine Corp. Taiwan Ltd.	2,000	9
	Shares	Value

Taiwan—continued
Everlight Electronics Co., Ltd.	4,000	$ 7
Far EasTone Telecommunications Co., Ltd.	3,000	7
Fubon Financial Holding Co., Ltd.	14,300	39
Getac Technology Corp.	3,000	6
Global Mixed Mode Technology, Inc.	2,000	16
Great Wall Enterprise Co., Ltd.	3,553	7
Hon Hai Precision Industry Co., Ltd.	4,200	16
Hua Nan Financial Holdings Co., Ltd.	10,215	7
Lien Hwa Industrial Holdings Corp.	6,721	14
Mega Financial Holding Co., Ltd.	7,000	8
Pegatron Corp.	4,000	10
Powertech Technology, Inc.	4,000	15
Qisda Corp.	6,000	6
Realtek Semiconductor Corp.	1,500	26
Silicon Motion Technology Corp. ADR	158	11
Sinbon Electronics Co., Ltd.	2,000	17
Taiwan Fertilizer Co., Ltd.	1,000	2
Taiwan PCB Techvest Co., Ltd.	2,000	3
Taiwan Semiconductor Manufacturing Co., Ltd.	4,000	83
Tripod Technology Corp.	2,000	8
Uni-President Enterprises Corp.	3,000	7
United Microelectronics Corp.	5,000	11
United Microelectronics Corp. Sponsored ADR	1,557	18
United Renewable Energy Co., Ltd.(6)	1,889	1
Wisdom Marine Lines Co., Ltd.	2,118	6
Wistron Corp.	7,000	7
WT Microelectronics Co., Ltd.	1,707	4
Yuanta Financial Holding Co., Ltd.	43,400	38
		538

Thailand—0.3%
Bangchak Corp. PCL Foreign Shares	3,000	3
BTS Group Holdings PCL Foreign Shares	205,600	57
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Thailand—continued
Central Pattana PCL Foreign Shares	36,200	$ 56
Minor International PCL Foreign Shares(6)	70,000	65
Thanachart Capital PCL Foreign Shares	4,000	4
		185

Turkey—0.0%
Dogus Otomotiv Servis ve Ticaret AS	909	3
Turkcell Iletisim Hizmetleri AS	2,677	5
Turkiye Garanti Bankasi AS	5,914	6
Turkiye Petrol Rafinerileri AS(6)	58	1
		15

United Kingdom—1.1%
3i Group plc	452	8
Airtel Africa plc	6,769	9
Anglo American plc	857	30
Aviva plc	1,920	10
Barclays plc	5,141	13
BHP Group plc	569	14
BP plc	4,052	18
British Land Co. plc (The)	3,890	26
BT Group plc(6)	4,057	9
Burberry Group plc	1,058	26
Compass Group plc(6)	1,379	28
Computacenter plc	119	4
Diageo plc	71	3
Diversified Energy Co. plc	3,992	6
easyJet plc(6)	2,950	26
Endeavour Mining plc	198	4
Firstgroup plc(6)	22,510	27
Gamma Communications plc	200	5
Halfords Group plc	1,115	5
Hikma Pharmaceuticals plc	277	9
HSBC Holdings plc	4,005	21
IHS Markit Ltd.	190	22
Indivior plc(6)	2,260	7
Intertek Group plc	126	8
J Sainsbury plc	4,273	16
JD Sports Fashion plc	595	8
Keller Group plc	654	8
Kingfisher plc	2,122	10
Legal & General Group plc	785	3
Linde plc	155	46
M&G plc	2,329	6
Melrose Industries plc	1,258	3
Micro Focus International plc	820	5
	Shares	Value

United Kingdom—continued
Ortho Clinical Diagnostics Holdings plc(6)	265	$ 5
Persimmon plc	200	7
Premier Foods plc	2,759	4
Reach plc	1,492	7
Rio Tinto plc	447	29
Rolls-Royce Holdings plc(6)	14,200	27
Royal Dutch Shell plc Class A	841	19
Royal Dutch Shell plc Class B	658	15
SSE plc	183	4
SSP Group plc(6)	7,470	28
Virgin Money UK plc(6)	1,098	3
Vodafone Group plc	7,110	11
Whitbread plc(6)	580	26
		628

United States—25.1%
3M Co.	93	16
Abbott Laboratories	502	59
AbbVie, Inc.	269	29
ABM Industries, Inc.	165	7
Academy Sports & Outdoors, Inc.(6)	193	8
Accenture plc Class A	163	52
ACCO Brands Corp.	673	6
Activision Blizzard, Inc.	989	77
Adobe, Inc.(6)	697	401
Aflac, Inc.	394	21
AGCO Corp.	40	5
Agilent Technologies, Inc.	208	33
AGNC Investment Corp.	1,492	24
Air Lease Corp. Class A	121	5
Air Products & Chemicals, Inc.	155	40
Akamai Technologies, Inc.(6)	83	9
Albertsons Cos., Inc. Class A	278	9
Align Technology, Inc.(6)	133	89
Allstate Corp. (The)	158	20
Ally Financial, Inc.	225	11
Alphabet, Inc. Class A(6)	106	283
Alphabet, Inc. Class C(6)	46	123
Amazon.com, Inc.(6)	156	512
Amdocs Ltd.	81	6
AMERCO	13	8
American Airlines Group, Inc.(6)	3,870	79
American Electric Power Co., Inc.	192	16
American Equity Investment Life Holding Co.	198	6
American Express Co.	500	84
American Financial Group, Inc.	92	12
	Shares	Value

United States—continued
American Tower Corp.	550	$ 146
American Water Works Co., Inc.	122	21
Ameriprise Financial, Inc.	40	11
AMETEK, Inc.	45	6
Amgen, Inc.	130	28
Amphenol Corp. Class A	251	18
Analog Devices, Inc.	77	13
Anthem, Inc.	77	29
Apple, Inc.	2,150	304
Applied Materials, Inc.	831	107
ArcBest Corp.	64	5
Arrow Electronics, Inc.(6)	81	9
AT&T, Inc.	1,716	46
Atmos Energy Corp.	22	2
Automatic Data Processing, Inc.	171	34
AutoZone, Inc.(6)	13	22
Baker Hughes Co.	840	21
Bank of America Corp.	3,534	150
Baxter International, Inc.	46	4
Beazer Homes USA, Inc.(6)	257	4
Berkley (W.R.) Corp.	83	6
Berkshire Hathaway, Inc. Class B(6)	66	18
Biogen, Inc.(6)	44	12
Bio-Rad Laboratories, Inc. Class A(6)	16	12
BlackRock, Inc.	25	21
Boeing Co. (The)(6)	432	95
Booz Allen Hamilton Holding Corp. Class A	140	11
Bristol-Myers Squibb Co.	528	31
Broadcom, Inc.	69	33
Broadstone Net Lease, Inc.	232	6
Camping World Holdings, Inc. Class A	112	4
Carlyle Group, Inc. (The)	154	7
Carrier Global Corp.	256	13
Casey’s General Stores, Inc.	20	4
Catalent, Inc.(6)	686	91
Caterpillar, Inc.	103	20
CBTX, Inc.	78	2
Centene Corp.(6)	261	16
Central Garden & Pet Co. Class A(6)	80	3
Century Communities, Inc.	62	4
Charles Schwab Corp. (The)	134	10
Chemed Corp.	12	6
Chevron Corp.	303	31
Chipotle Mexican Grill, Inc. Class A(6)	2	4
Church & Dwight Co., Inc.	113	9
Cigna Corp.	76	15
Cincinnati Financial Corp.	63	7
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

United States—continued
Cinemark Holdings, Inc.(6)	4,450	$ 85
Cisco Systems, Inc.	781	43
Citigroup, Inc.	281	20
Citizens Financial Group, Inc.	285	13
Citrix Systems, Inc.	119	13
Clorox Co. (The)	107	18
CMS Energy Corp.	104	6
CNA Financial Corp.	126	5
Coca-Cola Co. (The)	772	41
Colgate-Palmolive Co.	356	27
Comcast Corp. Class A	258	14
Computer Programs & Systems, Inc.(6)	208	7
Conagra Brands, Inc.	258	9
Conduent, Inc.(6)	771	5
ConocoPhillips	258	17
Consolidated Edison, Inc.	265	19
Cooper Cos., Inc. (The)	368	152
Corning, Inc.	432	16
Costco Wholesale Corp.	122	55
Crown Castle International Corp.	759	132
CSX Corp.	452	13
Cummins, Inc.	59	13
CVS Health Corp.	572	49
Danaher Corp.	226	69
Dave & Buster’s Entertainment, Inc.(6)	2,220	85
Deere & Co.	119	40
Dell Technologies, Inc. Class C(6)	108	11
Delta Air Lines, Inc.(6)	215	9
DENTSPLY SIRONA, Inc.	158	9
Dexcom, Inc.(6)	20	11
Digital Realty Trust, Inc.	900	130
Dollar General Corp.	134	28
Domino’s Pizza, Inc.	18	9
Dover Corp.	115	18
Dow, Inc.	164	9
DR Horton, Inc.	135	11
Duke Energy Corp.	166	16
Duke Realty Corp.	2,959	142
eBay, Inc.	222	15
Echo Global Logistics, Inc.(6)	134	6
Edwards Lifesciences Corp.(6)	1,334	151
Electronic Arts, Inc.	55	8
Eli Lilly & Co.	300	69
Ellington Financial, Inc.	34	1
Emergent BioSolutions, Inc.(6)	181	9
Emerson Electric Co.	223	21
Encompass Health Corp.	132	10
Ennis, Inc.	113	2
Entergy Corp.	18	2
EOG Resources, Inc.	68	5
Equinix, Inc.	160	126
Equity Commonwealth(6)	113	3
	Shares	Value

United States—continued
Estee Lauder Cos., Inc. (The) Class A	569	$ 171
Exelon Corp.	353	17
Expeditors International of Washington, Inc.	70	8
Extra Space Storage, Inc.	919	154
Exxon Mobil Corp.	665	39
Facebook, Inc. Class A(6)	646	219
FedEx Corp.	51	11
Fidelity National Information Services, Inc.	46	6
First NBC Bank Holding Co.(7)	1,041	—
Fiserv, Inc.(6)	36	4
Franklin Electric Co., Inc.	48	4
Freeport-McMoRan, Inc.	955	31
Genco Shipping & Trading Ltd.	394	8
Generac Holdings, Inc.(6)	44	18
General Electric Co.	241	25
General Mills, Inc.	72	4
General Motors Co.(6)	427	23
Gilead Sciences, Inc.	466	33
Graham Holdings Co. Class B	9	5
Gray Television, Inc.	233	5
Green Brick Partners, Inc.(6)	169	3
Griffon Corp.	219	5
HarborOne Bancorp, Inc.	288	4
Hartford Financial Services Group, Inc. (The)	292	21
Hawaiian Electric Industries, Inc.	134	5
Heidrick & Struggles International, Inc.	216	10
Hershey Co. (The)	74	13
Hewlett Packard Enterprise Co.	1,081	15
Hologic, Inc.(6)	183	14
Home Depot, Inc. (The)	71	23
Honeywell International, Inc.	154	33
Hormel Foods Corp.	89	4
Host Hotels & Resorts, Inc.(6)	4,890	80
HP, Inc.	552	15
Humana, Inc.	55	21
IDEX Corp.	44	9
IDEXX Laboratories, Inc.(6)	28	17
IES Holdings, Inc.(6)	89	4
Illinois Tool Works, Inc.	130	27
Insight Enterprises, Inc.(6)	12	1
Intel Corp.	553	29
International Business Machines Corp.	63	9
International Paper Co.	178	10
Intuit, Inc.	342	185
	Shares	Value

United States—continued
Intuitive Surgical, Inc.(6)	164	$ 163
J.M. Smucker Co. (The)	98	12
J2 Global, Inc.(6)	40	5
Jack in the Box, Inc.	78	8
Johnson & Johnson	567	92
JPMorgan Chase & Co.	977	160
Kearny Financial Corp.	346	4
Kellogg Co.	34	2
Keysight Technologies, Inc.(6)	115	19
Kimberly-Clark Corp.	101	13
Kinder Morgan, Inc.	492	8
KLA Corp.	42	14
Knight-Swift Transportation Holdings, Inc. Class A	207	11
Kraft Heinz Co. (The)	239	9
Kroger Co. (The)	464	19
Laboratory Corp. of America Holdings(6)	46	13
Lam Research Corp.	34	19
Las Vegas Sands Corp.(6)	1,800	66
Leidos Holdings, Inc.	59	6
Lennar Corp. Class A	126	12
Lennox International, Inc.	247	73
Live Nation Entertainment, Inc.(6)	910	83
Lockheed Martin Corp.	31	11
Lowe’s Cos., Inc.	143	29
Lumen Technologies, Inc.	1,090	14
Marathon Petroleum Corp.	80	5
MarketAxess Holdings, Inc.	147	62
Marsh & McLennan Cos., Inc.	31	5
Marten Transport Ltd.	495	8
Mastercard, Inc. Class A	155	54
Matson, Inc.	82	7
Matthews International Corp. Class A	148	5
McDonald’s Corp.	307	74
Medtronic plc	226	28
Merck & Co., Inc.	707	53
Methode Electronics, Inc.	223	9
MetLife, Inc.	348	21
Mettler-Toledo International, Inc.(6)	10	14
Micron Technology, Inc.	210	15
Microsoft Corp.	2,416	681
Moderna, Inc.(6)	87	33
Molson Coors Beverage Co. Class B	294	14
Mondelez International, Inc. Class A	342	20
Monster Beverage Corp.(6)	99	9
Moody’s Corp.	26	9
Morgan Stanley	300	29
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

United States—continued
Mosaic Co. (The)	591	$ 21
Motorola Solutions, Inc.	63	15
MSCI, Inc. Class A	444	270
MYR Group, Inc.(6)	82	8
Nasdaq, Inc.	24	5
NetApp, Inc.	219	20
Netflix, Inc.(6)	31	19
Newmont Corp.	2,068	112
NextEra Energy, Inc.	513	40
NIKE, Inc. Class B	1,107	161
Norfolk Southern Corp.	88	21
Northrop Grumman Corp.	6	2
NortonLifeLock, Inc.	286	7
Nucor Corp.	102	10
NVIDIA Corp.	393	81
Old Republic International Corp.	218	5
OneMain Holdings, Inc.	213	12
Oracle Corp.	397	35
O’Reilly Automotive, Inc.(6)	51	31
Organon & Co.	92	3
Otis Worldwide Corp.	263	22
Owens & Minor, Inc.	124	4
Owens Corning	94	8
Park Hotels & Resorts, Inc.(6)	4,040	77
Paychex, Inc.	79	9
PayPal Holdings, Inc.(6)	1,130	294
PepsiCo, Inc.	234	35
Pfizer, Inc.	1,267	54
Plug Power, Inc.(6)	600	15
Pool Corp.	315	137
Popular, Inc.	214	17
Procter & Gamble Co. (The)	551	77
Progressive Corp. (The)	158	14
Prologis, Inc.	1,124	141
Prudential Financial, Inc.	190	20
Public Storage	495	147
PulteGroup, Inc.	206	9
QCR Holdings, Inc.	33	2
Qorvo, Inc.(6)	72	12
QUALCOMM, Inc.	295	38
Quanta Services, Inc.	67	8
Quest Diagnostics, Inc.	69	10
Ralph Lauren Corp.	680	76
Ready Capital Corp.	141	2
Regeneron Pharmaceuticals, Inc.(6)	59	36
Reinsurance Group of America, Inc.	96	11
Rent-A-Center, Inc.	73	4
Republic Services, Inc. Class A	216	26
Roku, Inc. Class A (6)	38	12
Roper Technologies, Inc.	203	91
Ross Stores, Inc.	850	93
	Shares	Value

United States—continued
Royal Caribbean Cruises Ltd.(6)	1,051	$ 93
S&P Global, Inc.	822	349
SBA Communications, Corp. Class A	400	132
Schlumberger N.V.	800	24
Schneider National, Inc. Class B	175	4
Schweitzer-Mauduit International, Inc.	135	5
Sempra Energy	97	12
Service Properties Trust	7,360	83
ServiceNow, Inc.(6)	51	32
Sherwin-Williams Co. (The)	291	81
Shoals Technologies Group, Inc. Class A(6)	670	19
Six Flags Entertainment Corp.(6)	1,880	80
Snap-on, Inc.	64	13
Southern Co. (The)	147	9
Southwest Airlines Co.(6)	1,540	79
SP Plus Corp.(6)	82	3
Square, Inc. Class A(6)	696	167
Star Group LP	721	7
Starbucks Corp.	313	35
Steel Dynamics, Inc.	358	21
Stewart Information Services Corp.	91	6
STORE Capital Corp.	64	2
Sunnova Energy International, Inc.(6)	620	20
Sunrun, Inc.(6)	500	22
Synchrony Financial	364	18
Synopsys, Inc.(6)	81	24
Take-Two Interactive Software, Inc.(6)	32	5
Target Corp.	227	52
TEGNA, Inc.	453	9
Telephone & Data Systems, Inc.	257	5
Teradyne, Inc.	141	15
Tesla, Inc.(6)	32	25
Texas Instruments, Inc.	188	36
Thermo Fisher Scientific, Inc.	97	55
T-Mobile US, Inc.(6)	54	7
Tyler Technologies, Inc.(6)	279	128
Tyson Foods, Inc. Class A	164	13
U.S. Bancorp	454	27
United Airlines Holdings, Inc.(6)	1,710	81
United Therapeutics Corp.(6)	42	8
UnitedHealth Group, Inc.	325	127
Unum Group	214	5
Valero Energy Corp.	310	22
Valley National Bancorp	151	2
Valmont Industries, Inc.	16	4
	Shares	Value

United States—continued
Veeva Systems, Inc. Class A(6)	96	$ 28
VEREIT, Inc.	110	5
Verizon Communications, Inc.	1,784	96
Vertex Pharmaceuticals, Inc.(6)	187	34
Viatris, Inc.	797	11
Visa, Inc. Class A	1,627	362
Walgreens Boots Alliance, Inc.	416	20
Walmart, Inc.	459	64
Walt Disney Co. (The)(6)	933	158
Waste Management, Inc.	370	55
Waterstone Financial, Inc.	139	3
WEC Energy Group, Inc.	280	25
West Pharmaceutical Services, Inc.	79	34
Westrock Co.	351	17
Whirlpool Corp.	48	10
Williams Cos., Inc. (The)	280	7
Xcel Energy, Inc.	70	4
Xerox Holdings Corp.	536	11
Yum! Brands, Inc.	94	11
Zebra Technologies Corp. Class A(6)	20	10
Zions Bancorp NA	1,370	85
Zoetis, Inc. Class A	840	163
Zoom Video Communications, Inc. Class A(6)	72	19
		14,257

Total Common Stocks (Identified Cost $23,840)		28,573

Rights—0.0%
Taiwan—0.0%
Fubon Financial Holding Co., Ltd.(6)	495	— (8)
Fubon Financial Holding Co., Ltd. Preference Shares (6)	301	—
		—

Total Rights (Identified Cost $—)		—

Warrants—0.0%
Bermuda—0.0%
Valaris Ltd.(6)	5	— (8)
Canada—0.0%
Cenovus Energy, Inc.(6)	65	1
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Thailand—0.0%
Minor International PCL(6)	1,503	$ —(8)
Minor International PCL(6)	1,362	— (8)
BTS Group Holdings PCL(6)	20,000	—
BTS Group Holdings PCL(6)	40,000	—
BTS Group Holdings PCL(6)	80,000	—
		—

Total Warrants (Identified Cost $—)		1

Total Long-Term Investments—72.9% (Identified Cost $36,624)		41,321

Short-Term Investment—23.9%
Money Market Mutual Fund—23.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(9)	13,569,177	13,569
Total Short-Term Investment (Identified Cost $13,569)		13,569

TOTAL INVESTMENTS—96.8% (Identified Cost $50,193)		$54,890
Other assets and liabilities, net—3.2%		1,821
NET ASSETS—100.0%		$56,711
Abbreviations:
ADR	American Depositary Receipt
CDX.NA.HY	Credit Default Swap Index North American High Yield
EAFE	Europe, Australasia and Far East
GDR	Global Depositary Receipt
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
NA	National Association
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $2,605 or 4.6% of net assets.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of September 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Value shown as par value.
(6)	Non-income producing.
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
ICE	Intercontinental Exchange

Foreign Currencies:
EUR	Euro
NZD	New Zealand Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	65%
New Zealand	6
Japan	4
China	3
Netherlands	2
Germany	2
France	2
Other	16
Total	100%
† % of total investments as of September 30, 2021.
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Long Contracts:
2 Year U.S. Treasury Note Future	December 2021	16	$ 3,521	$—	$ (2)
10 Year Euro-Bund Future	December 2021	27	5,311	—	(71)
10 Year U.K. Long Gilt Future	December 2021	20	3,373	—	(38)
Euro Stoxx 50® Future	December 2021	13	610	—	(20)
MSCI EAFE® Index Future	December 2021	18	2,040	—	(91)
Nasdaq 100 E-mini Future	December 2021	10	2,936	—	(14)
Nikkei 225 Stock Average Future	December 2021	8	1,174	—	(35)
Russell 2000 E-mini Future	December 2021	12	1,320	—	(21)
S&P 200® Index Future	December 2021	5	659	—	(5)
S&P MidCap 400® Index E-mini Future	December 2021	5	1,317	—	(32)
Ultra U.S. Treasury Bond Future	December 2021	27	5,159	—	(15)
				$—	$(344)
Short Contracts:
10 Year Australian Bond Future	December 2021	(66)	(6,750)	67	—
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
10 Year U.S. Ultra Treasury Bond Future	December 2021	(2)	$ (291)	$— (1)	$ —
				67	—
Total				$67	$(344)
Footnote Legend:
(1)Amount is less than $500.

Centrally cleared credit default swap - buy protection(1) outstanding as of September 30, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.37 (3)	Quarterly	ICE	5.000%	12/20/26	$(775)	$(71)	$ (73)	$ 2	$ —
International Business Machines Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(245)	(8)	(8)	—	—
Southwest Airlines Co. Senior	Quarterly	ICE	1.000%	12/20/26	(125)	—	(—)	—	— (4)
Valero Energy Corp. Senior	Quarterly	ICE	1.000%	12/20/26	(110)	(1)	— (4)	—	(1)
Total						$(80)	$ (81)	$ 2	$ (1)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Markit CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the credit default swap market.
(4)	Amount is less than $500.

Over-the-counter volatility swaps outstanding as of September 30, 2021 were as follows:
Referenced Entity	Pay/Receive Volatility	Volatility Strike	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
S&P 500® Index(1)	Pay	18.15%	Maturity	UBS Securities LLC	10/15/21	$5,000	USD	$ 11	$—	$11	$ —
S&P 500® Index(1)	Pay	20.00	Maturity	UBS Securities LLC	10/15/21	5,000	USD	18	—	18	—
S&P 500® Index(1)	Pay	15.70	Maturity	UBS Securities LLC	10/15/21	5,000	USD	(17)	—	—	(17)
S&P 500® Index(1)	Pay	17.30	Maturity	Citibank N.A.	10/15/21	5,000	USD	(11)	—	—	(11)
Euro Stoxx® Index(1)	Pay	20.25	Maturity	Citibank N.A.	10/15/21	5,000	EUR	(18)	—	—	(18)
S&P 500® Index(1)	Pay	18.90	Maturity	Citibank N.A.	11/19/21	5,000	USD	(18)	—	—	(18)
S&P 500® Index(1)	Pay	23.40	Maturity	Citibank N.A.	11/19/21	5,000	USD	6	—	6	—
S&P 500® Index(1)	Pay	20.50	Maturity	UBS Securities LLC	11/19/21	5,000	USD	(12)	—	—	(12)
Total								$(41)	$—	$35	$(76)

Footnote Legend:
(1)	Variance Swap.
See Notes to Financial Statements

AllianzGI Global Dynamic Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 9,203	$ —	$ 9,203	$—
Foreign Government Securities	3,203	—	3,203	—
U.S. Government Securities	237	—	237	—
Equity Securities:
Common Stocks	28,573	16,524	12,049	— (1)
Preferred Stocks	104	42	62	—
Warrants	1	1	—	—
Rights	— (2)	— (2)	—	—
Money Market Mutual Fund	13,569	13,569	—	—
Other Financial Instruments:
Futures Contracts	67	67	—	—
Over-the-Counter Volatility swaps	35	—	35	—
Total Assets	54,992	30,203	24,789	— (1)
Liabilities:
Other Financial Instruments:
Futures Contracts	(344)	(344)	—	—
Over-the-Counter Volatility swaps	(76)	—	(76)	—
Centrally Cleared Credit Default Swap	(80)	—	(80)	—
Total Liabilities	(500)	(344)	(156)	—
Total Investments	$54,492	$29,859	$24,633	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2021.
See Notes to Financial Statements

AllianzGI Global Sustainability Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.4%
Australia—2.3%
CSL Ltd.	13,790	$ 2,881
Denmark—1.8%
Novo Nordisk A/S Class B	23,919	2,305
Finland—2.3%
Stora Enso Oyj Class R	174,881	2,913
France—2.2%
Bureau Veritas S.A.	42,292	1,305
Kering S.A.	2,063	1,465
		2,770

Germany—5.5%
adidas AG	8,412	2,644
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered Shares	8,386	2,288
SAP SE	14,643	1,980
		6,912

Hong Kong—1.2%
AIA Group Ltd.	125,600	1,445
Japan—5.8%
Daikin Industries Ltd.	14,400	3,140
Keyence Corp.	7,000	4,178
		7,318

Netherlands—2.1%
ASML Holding N.V.	3,472	2,594
South Korea—1.6%
Samsung Electronics Co., Ltd. Registered Shares GDR	1,273	1,975
Spain—1.8%
Industria de Diseno Textil S.A.	61,056	2,247
Sweden—3.5%
Assa Abloy AB Class B	64,851	1,881
Atlas Copco AB Class A	40,954	2,473
		4,354

Switzerland—6.1%
Nestle S.A. Registered Shares	26,142	3,150
	Shares	Value

Switzerland—continued
Roche Holding AG	7,449	$ 2,718
UBS Group AG Registered Shares	110,759	1,768
		7,636

United Kingdom—8.0%
AstraZeneca plc	21,555	2,598
Prudential plc	94,839	1,840
Royal Dutch Shell plc Class B	173,707	3,849
Unilever plc	32,767	1,774
		10,061

United States—53.2%
AbbVie, Inc.	14,969	1,615
Accenture plc Class A	10,631	3,401
Adobe, Inc.(1)	7,044	4,055
Agilent Technologies, Inc.	13,228	2,084
Alphabet, Inc. Class A(1)	1,971	5,270
American Express Co.	20,621	3,455
Apple, Inc.	47,101	6,665
Applied Materials, Inc.	19,189	2,470
CME Group, Inc. Class A	8,063	1,559
Eaton Corp. plc	15,661	2,338
Estee Lauder Cos., Inc. (The) Class A	8,320	2,495
International Flavors & Fragrances, Inc.	14,209	1,900
Intuit, Inc.	9,910	5,347
Jackson Financial, Inc. Class A(1)	2,370	62
Johnson & Johnson	12,358	1,996
Microsoft Corp.	15,257	4,301
S&P Global, Inc.	9,700	4,121
Starbucks Corp.	30,236	3,335
UnitedHealth Group, Inc.	8,320	3,251
Visa, Inc. Class A	21,108	4,702
Xylem, Inc.	19,516	2,414
		66,836

Total Common Stocks (Identified Cost $85,111)		122,247

Total Long-Term Investments—97.4% (Identified Cost $85,111)		122,247

	Shares	Value

Short-Term Investment—2.6%
Money Market Mutual Fund—2.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	3,234,409	$ 3,234
Total Short-Term Investment (Identified Cost $3,234)		3,234

TOTAL INVESTMENTS—100.0% (Identified Cost $88,345)		$125,481
Other assets and liabilities, net—0.0%		44
NET ASSETS—100.0%		$125,525

Abbreviations:
GDR	Global Depositary Receipt
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	56%
United Kingdom	8
Switzerland	6
Japan	6
Germany	6
Sweden	3
Finland	2
Other	13
Total	100%
† % of total investments as of September 30, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Global Sustainability Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$122,247	$66,836	$55,411
Money Market Mutual Fund	3,234	3,234	—
Total Investments	$125,481	$70,070	$55,411
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

AllianzGI High Yield Bond Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—90.3%
Advertising—0.8%
Clear Channel Outdoor Holdings, Inc.
144A 7.750%, 4/15/28(1)	$ 185	$ 195
144A 7.500%, 6/1/29(1)	350	364
		559

Aerospace & Defense—2.2%
TransDigm, Inc.
6.375%, 6/15/26	650	670
5.500%, 11/15/27	185	190
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)	407	448
144A 6.250%, 9/15/24(1)	245	245
		1,553

Airlines—1.6%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	285	353
144A 5.750%, 4/20/29(1)	160	172
Delta Air Lines, Inc. 7.375%, 1/15/26	500	589
		1,114

Auto Components—3.1%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	380	396
Clarios Global LP 144A 8.500%, 5/15/27(1)	500	532
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31	340	365
144A 5.250%, 7/15/31(1)	345	367
Tenneco, Inc.
5.000%, 7/15/26	335	330
144A 7.875%, 1/15/29(1)	150	168
		2,158

Auto Manufacturers—2.2%
Ford Motor Co.
9.000%, 4/22/25	725	872
9.625%, 4/22/30	475	672
		1,544

Building Materials—2.7%
APi Group DE, Inc. 144A 4.125%, 7/15/29(1)	175	172
Builders FirstSource, Inc. 144A 5.000%, 3/1/30(1)	430	458
Griffon Corp. 5.750%, 3/1/28	320	336
Koppers, Inc. 144A 6.000%, 2/15/25(1)	360	368
	Par Value	Value

Building Materials—continued
Summit Materials LLC 144A 5.250%, 1/15/29(1)	$ 535	$ 562
		1,896

Chemicals—1.0%
Tronox, Inc. 144A 4.625%, 3/15/29(1)	345	343
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	325	335
		678

Commercial Services—3.8%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	345	343
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	485	513
Deluxe Corp. 144A 8.000%, 6/1/29(1)	480	502
HealthEquity, Inc. 144A 4.500%, 10/1/29(1)	170	172
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	265	278
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	330	342
RR Donnelley & Sons Co. 7.000%, 2/15/22	193	196
United Rentals North America, Inc. 5.250%, 1/15/30	315	345
		2,691

Computers—0.5%
NCR Corp. 144A 5.125%, 4/15/29(1)	325	335
Containers & Packaging—1.9%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	250	264
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	460	493
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	525	564
		1,321

Cosmetics & Personal Care—0.3%
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	220	232
Diversified Financial Services—3.9%
Coinbase Global, Inc. 144A 3.625%, 10/1/31(1)	240	228
Nationstar Mortgage Holdings, Inc. 144A 5.500%, 8/15/28(1)	495	510
	Par Value	Value

Diversified Financial Services—continued
Navient Corp.
6.750%, 6/15/26	$ 395	$ 436
4.875%, 3/15/28	160	161
OneMain Finance Corp.
6.625%, 1/15/28	790	909
5.375%, 11/15/29	180	195
PennyMac Financial Services, Inc. 144A 4.250%, 2/15/29(1)	320	305
		2,744

Electronic Equipment, Instruments & Components—0.7%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	445	493
Entertainment—5.2%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)	785	882
144A 4.625%, 10/15/29(1)	170	172
Cedar Fair LP 5.375%, 4/15/27	480	493
International Game Technology plc 144A 6.250%, 1/15/27(1)	400	452
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	470	486
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)	480	488
Scientific Games International, Inc. 144A 8.250%, 3/15/26(1)	600	637
		3,610

Environmental Services—0.7%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	505	519
Equity Real Estate Investment Trusts (REITs)—1.7%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)	490	520
Park Intermediate Holdings LLC 144A 4.875%, 5/15/29(1)	340	350
Service Properties Trust
4.350%, 10/1/24	150	152
4.500%, 3/15/25	200	200
		1,222

Food & Beverage—4.1%
Kraft Heinz Foods Co.
5.000%, 7/15/35	145	178
6.500%, 2/9/40	455	646
See Notes to Financial Statements

AllianzGI High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Food & Beverage—continued
Performance Food Group, Inc. 144A 4.250%, 8/1/29(1)	$ 345	$ 346
Post Holdings, Inc. 144A 4.500%, 9/15/31(1)	345	341
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	360	363
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	505	513
US Foods, Inc. 144A 4.750%, 2/15/29(1)	460	472
		2,859

Food Service—0.2%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)	150	154
Healthcare-Products—0.3%
Mozart Debt Merger Sub, Inc. 144A 5.250%, 10/1/29(1)	180	183
Healthcare-Services—2.6%
Encompass Health Corp. 4.750%, 2/1/30	210	221
HCA, Inc. 5.625%, 9/1/28	310	369
ModivCare Escrow Issuer, Inc. 144A 5.000%, 10/1/29(1)	200	207
Select Medical Corp. 144A 6.250%, 8/15/26(1)	325	342
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)	645	677
		1,816

Home Builders—1.2%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	360	381
Taylor Morrison Communities, Inc. 144A 5.750%, 1/15/28(1)	400	445
		826

Home Furnishings—0.5%
Tempur Sealy International, Inc. 144A 3.875%, 10/15/31(1)	340	340
Internet—1.6%
Netflix, Inc. 144A 5.375%, 11/15/29(1)	300	363
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	265	280
	Par Value	Value

Internet—continued
144A 7.500%, 9/15/27(1)	$ 445	$ 486
		1,129

Investment Companies—0.5%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	350	366
Iron & Steel—2.0%
Cleveland-Cliffs, Inc.
5.875%, 6/1/27	495	512
144A 6.750%, 3/15/26(1)	400	426
United States Steel Corp. 6.875%, 3/1/29	465	496
		1,434

Leisure Time—2.9%
Carnival Corp.
144A 10.500%, 2/1/26(1)	440	510
144A 5.750%, 3/1/27(1)	180	186
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	505	518
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)	589	672
144A 5.500%, 4/1/28(1)	160	164
		2,050

Lodging—1.0%
Boyd Gaming Corp. 144A 8.625%, 6/1/25(1)	430	466
MGM Resorts International 4.750%, 10/15/28	245	258
		724

Machinery-Construction & Mining—0.8%
Terex Corp. 144A 5.000%, 5/15/29(1)	510	529
Media—6.7%
CCO Holdings LLC
4.500%, 5/1/32	265	273
144A 5.375%, 6/1/29(1)	500	540
CSC Holdings LLC
144A 7.500%, 4/1/28(1)	510	551
144A 5.750%, 1/15/30(1)	185	188
DIRECTV Holdings LLC 144A 5.875%, 8/15/27(1)	500	522
DISH DBS Corp. 7.375%, 7/1/28	495	525
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	530	521
Meredith Corp. 6.875%, 2/1/26	645	666
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	260	275
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	405	398
	Par Value	Value

Media—continued
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	$ 235	$ 241
		4,700

Metal Fabricate/Hardware—0.6%
Park-Ohio Industries, Inc. 6.625%, 4/15/27	390	390
Mining—0.8%
Hudbay Minerals, Inc. 144A 4.500%, 4/1/26(1)	365	361
Joseph T Ryerson & Son, Inc. 144A 8.500%, 8/1/28(1)	208	231
		592

Oil, Gas & Consumable Fuels—9.9%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	390	436
144A 5.375%, 3/1/30(1)	175	184
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	690	681
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	170	173
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	405	431
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	475	513
144A 5.875%, 1/15/30(1)	325	338
Continental Resources, Inc. 144A 5.750%, 1/15/31(1)	260	314
EQT Corp. 7.500%, 2/1/30	330	425
Occidental Petroleum Corp.
5.550%, 3/15/26	650	722
8.875%, 7/15/30	150	204
6.625%, 9/1/30	380	468
PBF Holding Co. LLC 6.000%, 2/15/28	295	188
PDC Energy, Inc. 5.750%, 5/15/26	400	417
SM Energy Co. 6.500%, 7/15/28	360	373
Southwestern Energy Co. 5.375%, 3/15/30	325	351
Sunoco LP 5.875%, 3/15/28	205	216
USA Compression Partners LP 6.875%, 9/1/27	495	524
		6,958

Paper & Forest Products—0.5%
Mercer International, Inc. 5.125%, 2/1/29	330	337
See Notes to Financial Statements

AllianzGI High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Pharmaceuticals—4.0%
AdaptHealth LLC 144A 4.625%, 8/1/29(1)	$ 410	$ 410
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	500	533
Bausch Health Cos., Inc. 144A 7.250%, 5/30/29(1)	515	528
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	345	357
Organon & Co. 144A 5.125%, 4/30/31(1)	505	530
Prestige Brands, Inc. 144A 5.125%, 1/15/28(1)	395	412
		2,770

Pipelines—3.7%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	325	335
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	495	518
DCP Midstream Operating LP 5.125%, 5/15/29	290	326
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	220	247
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	505	514
NuStar Logistics LP 6.375%, 10/1/30	305	336
Targa Resources Partners LP 6.500%, 7/15/27	315	340
		2,616

Real Estate—0.7%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	470	481
Retail—1.7%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	295	335
Carvana Co. 144A 4.875%, 9/1/29(1)	340	337
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)	170	170
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	345	342
		1,184

	Par Value	Value

Semiconductors—0.9%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	$ 245	$ 262
Synaptics, Inc. 144A 4.000%, 6/15/29(1)	345	353
		615

Software—2.7%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	515	516
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	505	524
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(1)	355	349
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	445	470
		1,859

Telecommunications—7.1%
Avaya, Inc. 144A 6.125%, 9/15/28(1)	445	468
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(1)	510	519
CommScope Technologies LLC 144A 5.000%, 3/15/27(1)	330	314
CommScope, Inc. 144A 8.250%, 3/1/27(1)	495	518
Frontier Communications Holdings LLC 144A 5.000%, 5/1/28(1)	300	315
Hughes Satellite Systems Corp. 6.625%, 8/1/26	465	529
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)	335	341
Lumen Technologies, Inc.
144A 4.500%, 1/15/29(1)	440	426
144A 5.375%, 6/15/29(1)	520	531
Plantronics, Inc. 144A 4.750%, 3/1/29(1)	360	337
Sprint Corp. 7.625%, 3/1/26	530	642
		4,940

	Par Value	Value

Transportation—1.0%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	$ 300	$ 340
144A 5.500%, 5/1/28(1)	340	342
		682

Total Corporate Bonds and Notes (Identified Cost $60,118)		63,203

	Shares
Preferred Stock—2.7%
Entertainment—2.7%
LiveStyle, Inc. Series B(2)(3)(4)(5)(6)	18,941	1,894
Total Preferred Stock (Identified Cost $1,857)		1,894

Common Stocks—2.0%
Banks—1.9%
CCF Holdings LLC(4)(5)	1,570,753	1,131
CCF Holdings LLC Class M(4)(5)	293,320	211
		1,342

Consumer Finance—0.1%
Erickson, Inc.(4)(5)	2,675	75
Entertainment—0.0%
LiveStyle, Inc.(2)(3)(4)(5)(6)	67,983	— (7)
Total Common Stocks (Identified Cost $4,817)		1,417

Warrants—0.3%
Banks—0.3%
CCF Holdings LLC(4)(5)	485,227	228
Entertainment—0.0%
LiveStyle, Inc. Series C(2)(3)(4)(5)	14,500	— (7)
See Notes to Financial Statements

AllianzGI High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

Media—0.0%
Affinion Group Holdings(4)(5)(6)	3,898	$ —
Total Warrants (Identified Cost $770)		228

Total Long-Term Investments—95.3% (Identified Cost $67,562)		66,742

Short-Term Investment—7.1%
Money Market Mutual Fund—7.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)	4,962,933	4,963
Total Short-Term Investment (Identified Cost $4,963)		4,963

TOTAL INVESTMENTS—102.4% (Identified Cost $72,525)		$71,705
Other assets and liabilities, net—(2.4)%		(1,714)
NET ASSETS—100.0%		$69,991
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $44,283 or 63.3% of net assets.
(2)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 2.71% of net assets. See Note 4H in the Notes to Financial Statements.
(3)	Affiliated investment. See Note 4H in Notes to Financial Statements.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	All or a portion of the security is restricted.
(7)	Amount is less than $500.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	92%
Canada	2
Liberia	1
Panama	1
United Kingdom	1
Netherlands	1
Bermuda	1
Ireland	1
Total	100%
† % of total investments as of September 30, 2021.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$63,203	$ —	$63,203	$ —
Equity Securities:
Common Stocks	1,417	—	—	1,417
Preferred Stock	1,894	—	—	1,894
Warrants	228	—	—	228 (1)
Money Market Mutual Fund	4,963	4,963	—	—
Total Investments	$71,705	$4,963	$63,203	$3,539

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI High Yield Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of September 30, 2020:	$ 7,616	$ 2,766	$ 35	$ 4,799	$ 16
Accrued discount/(premium)	14	14	—	—	—
Realized gain (loss)	(5,570)	(5,686)	—	116	—
Change in unrealized appreciation (depreciation)(c)	7,550	8,266	(2,072)	1,144	212
Purchases	3,454	—	3,454	—	—
Sales (d)	(9,525)	(5,360) (b)	—	(4,165)	—
Balance as of September 30, 2021	$ 3,539	$ —	$ 1,417	$ 1,894	$ 228 (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Includes securities issued or removed due to corporate actions.
(c) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2021, was $578.
(d) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2021:
Investments in Securities – Assets	Ending Balance at September 30, 2021	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$1,894	Market and Company Comparables	EV Multiples	4.35x (0.43x - 17.64x)
			Illiquidity Discount	(25% - 30%)

Common Stocks:
CCF Holdings LLC	$1,131	Market and Company Comparables	EV Multiples Illiquidity Discount	1.07x (0.33x - 1.87x) 0.54x (0.20x - 0.78x) 20%

CCF Holdings LLC Class M	$ 211	Market and Company Comparables	EV Multiples Illiquidity Discount	1.07x (0.33x - 1.87x) 0.54x (0.20x - 0.78x) 20%

Erickson, Inc.	$ 75	Market and Company Comparables	EV Multiples	1.32x (0.74x - 2.38x) 11.58x (7.87x - 47.06x) 1.01x (0.57x - 1.43x)
			M&A Transaction Multiples Illiquidity Discount	0.96x (0.41x - 1.96x) 20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	4.35x (0.43x - 17.64x)
			Illiquidity Discount	(25% - 30%)

Warrants:
CCF Holdings LLC	$ 228	Market and Company Comparables	EV Multiples	1.07x (0.33x - 1.87x) 0.54x (0.20x - 0.78x)
		Black-Scholes Model	Illiquidity Discount Volatility	20% 52.95%

LiveStyle, Inc. Series C	$ —(1)	Market and Company Comparables	EV Multiples	4.35x (0.43x - 17.64x)
			Illiquidity Discount	(25% - 30%)

(1) Amount is less than $500.
See Notes to Financial Statements

AllianzGI International Small-Cap Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value
Preferred Stock—1.4%
Germany—1.4%
Jungheinrich AG	23,096	$ 1,071
Total Preferred Stock (Identified Cost $502)		1,071

Common Stocks—96.8%
Australia—4.6%
ALS Ltd.	97,953	882
Ansell Ltd.	7,007	170
Bapcor Ltd.	90,106	486
Nick Scali Ltd.	52,521	431
Paradigm Biopharmaceuticals Ltd.(1)	246,278	388
Pro Medicus Ltd.	18,200	706
Starpharma Holdings Ltd.(1)	531,745	508
		3,571

Austria—1.4%
Wienerberger AG	32,795	1,101
Cayman Islands—2.0%
Alchip Technologies Ltd.	47,000	1,550
Denmark—2.2%
Ambu A/S Class B	24,179	716
SimCorp A/S	8,165	965
		1,681

Finland—1.3%
Huhtamaki Oyj	22,293	1,003
France—8.6%
APERAM S.A.	21,463	1,190
Elis S.A.(1)	66,163	1,262
Nexity S.A.	21,091	1,003
SCOR SE	30,565	880
SOITEC (1)	5,728	1,238
SPIE S.A.	45,287	1,025
		6,598

Germany—7.6%
Bechtle AG	17,661	1,208
CANCOM SE	22,963	1,356
Deutsche Pfandbriefbank AG	21,023	237
Evotec SE(1)	29,251	1,387
Jenoptik AG	28,673	966
Scout24 AG	9,699	672
		5,826

Hong Kong—3.1%
Hutchmed China Ltd. ADR(1)	21,240	777
	Shares	Value

Hong Kong—continued
Melco International Development Ltd.(1)	280,000	$ 330
Tam Jai International Co., Ltd.(1)	663,000	284
Techtronic Industries Co., Ltd.	19,000	375
VTech Holdings Ltd.	82,600	601
		2,367

Ireland—1.6%
Grafton Group plc - UTS	74,655	1,269
Italy—2.7%
Buzzi Unicem SpA	40,871	929
ERG SpA	38,009	1,128
		2,057

Japan—28.2%
Asahi Intecc Co. Ltd.	32,200	882
COMSYS Holdings Corp.	39,300	1,037
Dai Nippon Printing Co. Ltd.	40,100	966
Ferrotec Holdings Corp.	7,500	212
Fuji Electric Co. Ltd.	24,400	1,110
Hitachi Zosen Corp.	58,700	449
Industrial & Infrastructure Fund Investment Corp. Class A	653	1,190
Jeol Ltd.	15,900	1,158
JMDC, Inc.(1)	16,100	1,100
Kawasaki Kisen Kaisha Ltd.(1)	5,200	281
Mitsubishi HC Capital, Inc.	203,900	1,066
Nikon Corp.	77,300	858
PALTAC Corp.	16,100	729
Penta-Ocean Construction Co. Ltd.	57,700	392
Shimamura Co. Ltd.	9,700	907
Ship Healthcare Holdings, Inc.	11,500	296
Sojitz Corp.	83,020	1,356
T&D Holdings, Inc.	72,500	994
TechMatrix Corp.	67,600	1,221
Tess Holdings Co., Ltd.	19,900	395
Tokai Carbon Co. Ltd.	61,500	786
Tokyu Fudosan Holdings Corp.	206,700	1,272
ValueCommerce Co. Ltd.	24,300	1,038
Zenkoku Hosho Co. Ltd.	19,300	942
Zeon Corp.	76,900	1,082
		21,719

Netherlands—3.1%
ASM International N.V.	3,101	1,215
	Shares	Value

Netherlands—continued
ASR Nederland N.V.	26,081	$ 1,193
		2,408

New Zealand—0.4%
Eroad Ltd.(1)	78,875	312
Norway—3.6%
Elkem ASA(1)	334,736	1,443
Storebrand ASA	140,303	1,336
		2,779

South Korea—0.9%
Koh Young Technology, Inc.	41,400	676
Sweden—2.6%
AAK AB	49,436	1,063
Elekta AB Class B	82,324	922
		1,985

Switzerland—4.9%
Bystronic AG	885	1,194
Georg Fischer AG	883	1,308
Interroll Holding AG	295	1,249
		3,751

Taiwan—3.5%
Advanced Wireless Semiconductor Co.	23,000	117
ASMedia Technology, Inc.	21,000	1,240
Unimicron Technology Corp.	289,000	1,352
		2,709

United Kingdom—14.5%
ASOS plc(1)	17,436	702
Auto Trader Group plc	135,916	1,072
Crest Nicholson Holdings plc	205,339	1,054
Genus plc	17,467	1,277
HomeServe plc	59,551	724
Howden Joinery Group plc	109,235	1,315
Intermediate Capital Group plc	45,270	1,240
Moneysupermarket.com Group plc	273,707	781
Rotork plc	153,007	715
Spectris plc	24,243	1,258
See Notes to Financial Statements

AllianzGI International Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

United Kingdom—continued
Wizz Air Holdings plc(1)	16,041	$ 1,078
		11,216

Total Common Stocks (Identified Cost $56,205)		74,578

Total Long-Term Investments—98.2% (Identified Cost $56,707)		75,649

	Shares	Value

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	1,039,137	$ 1,039
Total Short-Term Investment (Identified Cost $1,039)		1,039

TOTAL INVESTMENTS—99.5% (Identified Cost $57,746)		$76,688
Other assets and liabilities, net—0.5%		359
NET ASSETS—100.0%		$77,047

Abbreviations:
ADR	American Depositary Receipt
UTS	Unit Trust Shares
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Japan	28%
United Kingdom	15
Germany	9
France	9
Switzerland	5
Australia	5
Norway	4
Other	25
Total	100%
† % of total investments as of September 30, 2021.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$74,578	$1,061	$73,517
Preferred Stock	1,071	—	1,071
Money Market Mutual Fund	1,039	1,039	—
Total Investments	$76,688	$2,100	$74,588
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Preferred Securities and Income Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Security—0.8%
U.S. Treasury Bonds 1.375%, 8/15/50(1)	$ 225	$ 190
Total U.S. Government Security (Identified Cost $198)		190

Corporate Bonds and Notes—62.3%
Communications—5.0%
ViacomCBS, Inc. 6.250%, 2/28/57	290	332
Vodafone Group plc 5.125%, 6/4/81	800	824
		1,156

Consumer, Cyclical—5.2%
General Motors Financial Co., Inc. Series C 5.700%(2)	522	601
United Airlines, Inc. 144A 4.625%, 4/15/29(3)	600	620
		1,221

Energy—7.4%
Enbridge, Inc. 6.250%, 3/1/78	75	84
Energy Transfer LP
Series G 7.125%(2)	470	493
Series H 6.500%(2)	200	208
Murphy Oil Corp. 6.375%, 7/15/28	440	465
Plains All American Pipeline LP Series B 6.125%(2)	401	363
Transcanada Trust 5.500%, 9/15/79	90	99
		1,712

Financials—41.4%
Ally Financial, Inc. Series B 4.700%(2)	675	703
American Express Co. 3.550%(2)	575	586
American International Group, Inc. 8.175%, 5/15/58	374	553
Banco Santander S.A. 4.750%(2)	400	407
Barclays plc 4.375%(2)	650	649
Citigroup, Inc. 3.875%(2)	450	460
	Par Value	Value

Financials—continued
Citizens Financial Group, Inc. Series B 6.000%(2)	$ 165	$ 173
Deutsche Bank AG 6.000%(2)	450	474
Discover Financial Services Series C 5.500%(2)	545	591
Global Atlantic Fin Co. 144A 4.700%, 10/15/51(3)	700	724
Intesa Sanpaolo SpA 144A 7.700%(2)(3)	200	226
JPMorgan Chase & Co. 4.000%(2)	600	602
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(3)	725	745
M&T Bank Corp. 3.500%(2)	242	240
MetLife, Inc.
10.750%, 8/1/39	860	1,498
144A 9.250%, 4/8/38(3)	215	327
PNC Financial Services Group, Inc. (The) Series T 3.400%(2)	200	199
SVB Financial Group Series C 4.000%(2)	440	451
		9,608

Utilities—3.3%
Edison International Series A 5.375%(2)	640	662
Southern Co. (The) Series A 3.750%, 9/15/51	100	102
		764

Total Corporate Bonds and Notes (Identified Cost $13,789)		14,461

	Shares
Preferred Stocks—33.7%
Communication Services—3.4%
AT&T, Inc. Series C , 4.750%	19,100	503
United States Cellular Corp. Series C, 6.250%	10,370	281
		784

Consumer Discretionary—0.4%
Ford Motor Co., 6.000%	3,000	80
Financials—29.1%
Athene Holding Ltd. Series A, 6.350%	29,468	874
	Shares	Value

Financials—continued
Bank of America Corp. Series NN, 4.375%	23,400	$ 617
Bank of Hawaii Corp. Series A, 4.375%	16,000	409
Capital One Financial Corp. Series J, 4.800%	13,000	341
Citigroup Capital XIII (3 month LIBOR + 6.370%), 6.499%(4)	17 (5)	474
First Horizon Corp. Series F, 6.500%	31,910	874
First Horizon Corp., 4.700%	4,000	104
Regions Financial Corp. Series E, 4.450%	15,000	390
Regions Financial Corp. Series C, 5.700%	24,618	700
Synchrony Financial Series A, 5.625%	22,985	613
Truist Financial Corp. Series Q, 5.100%	255 (5)	293
Wells Fargo & Co. Series CC, 4.375%	28,750	733
Wells Fargo & Co. Series DD, 4.250%	13,500	338
		6,760

Industrials—0.8%
General Electric Co. Series D, 3.446%(4)	200 (5)	196
Total Preferred Stocks (Identified Cost $7,412)		7,820

Total Long-Term Investments—96.8% (Identified Cost $21,399)		22,471

Short-Term Investment—3.0%
Money Market Mutual Fund—3.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)	705,970	706
Total Short-Term Investment (Identified Cost $706)		706

TOTAL INVESTMENTS—99.8% (Identified Cost $22,105)		$23,177
Other assets and liabilities, net—0.2%		36
NET ASSETS—100.0%		$23,213
See Notes to Financial Statements

AllianzGI Preferred Securities and Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
Abbreviations:
CDX.NA.HY	Credit Default Swap Index North American High Yield
LIBOR	London Interbank Offered Rate
LP	Limited Partnership

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	No contractual maturity date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $2,642 or 11.4% of net assets.
(4)	Variable rate security. Rate disclosed is as of September 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Value shown as par value.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	84%
United Kingdom	6
Bermuda	4
Germany	2
Spain	2
Italy	1
Canada	1
Total	100%
† % of total investments as of September 30, 2021.
Exchange-Traded Futures contracts as of September 30, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Long Contracts:
5 Year U.S. Treasury Note Future	December 2021	3	$368	$—	$ (2)
Total				$—	$ (2)

Centrally cleared credit default swap - buy protection(1) outstanding as of September 30, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.37 (3)	Quarterly	ICE	5.000%	12/20/26	$(2,250)	$(207)	$ (212)	$ 5	$—
Simon Property Group LP Senior	Quarterly	ICE	1.000%	12/20/26	(95)	(1)	(1)	—	— (4)
Total						$(208)	$ (213)	$ 5	$— (4)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Markit CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the credit default swap market.
(4)	Amount is less than $500.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Preferred Securities and Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$14,461	$ —	$14,461
U.S. Government Security	190	—	190
Equity Securities:
Preferred Stocks	7,820	7,331	489
Money Market Mutual Fund	706	706	—
Total Assets	23,177	8,037	15,140
Liabilities:
Other Financial Instruments:
Futures Contract	(2)	(2)	—
Centrally Cleared Credit Default Swap	(208)	—	(208)
Total Liabilities	(210)	(2)	(208)
Total Investments	$22,967	$8,035	$14,932
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

AllianzGI Short Duration High Income Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—89.5%
Advertising—0.5%
Summer BC Bidco B LLC 144A 5.500%, 10/31/26(1)	$ 3,500	$ 3,587
Aerospace & Defense—2.8%
Spirit AeroSystems, Inc. 144A 7.500%, 4/15/25(1)	19,524	20,671
Airlines—1.7%
Hawaiian Brand Intellectual Property Ltd. 144A 5.750%, 1/20/26(1)	2,500	2,616
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	6,450	7,014
Spirit Loyalty Cayman Ltd. 144A 8.000%, 9/20/25(1)	1,200	1,346
United Airlines, Inc. 144A 4.375%, 4/15/26(1)	2,000	2,052
		13,028

Apparel—0.4%
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	2,750	2,879
Auto Components—1.7%
Clarios Global LP 144A 6.750%, 5/15/25(1)	720	759
Goodyear Tire & Rubber Co. (The) 9.500%, 5/31/25	10,950	12,018
		12,777

Auto Manufacturers—2.2%
Ford Motor Co. 8.500%, 4/21/23	15,050	16,554
Chemicals—0.0%
CVR Partners LP 144A 9.250%, 6/15/23(1)	207	208
Coal—0.9%
Cloud Peak Energy Resources LLC PIK 12.000%, 5/1/25(2)	6,711	4,529
Navajo Transitional Energy Co. LLC 9.000%, 10/24/24	3,813	2,478
		7,007

Commercial Services—3.1%
Brink’s Co. (The) 144A 5.500%, 7/15/25(1)	5,000	5,225
Prime Security Services Borrower LLC 144A 5.250%, 4/15/24(1)	6,000	6,399
Shift4 Payments LLC 144A 4.625%, 11/1/26(1)	3,500	3,653
	Par Value	Value

Commercial Services—continued
Square, Inc. 144A 2.750%, 6/1/26(1)	$ 1,750	$ 1,774
WASH Multifamily Acquisition, Inc. 144A 5.750%, 4/15/26(1)	5,400	5,639
		22,690

Computers—0.1%
Dell International LLC 144A 7.125%, 6/15/24(1)	1,100	1,125
Containers & Packaging—0.3%
Pactiv Evergreen Group Issuer LLC 144A 4.375%, 10/15/28(1)	2,000	2,007
Distribution/Wholesale—2.2%
Wolverine Escrow LLC
144A 8.500%, 11/15/24(1)	12,259	11,401
144A 9.000%, 11/15/26(1)	5,090	4,702
		16,103

Diversified Financial Services—9.0%
Alliance Data Systems Corp.
144A 4.750%, 12/15/24(1)	19,000	19,461
144A 7.000%, 1/15/26(1)	6,000	6,420
Global Aircraft Leasing Co. Ltd. PIK 144A 6.500%, 9/15/24(1)(3)	16,045	15,765
LD Holdings Group LLC 144A 6.500%, 11/1/25(1)	6,775	6,758
PennyMac Financial Services, Inc. 144A 5.375%, 10/15/25(1)	2,750	2,828
SLM Corp. 4.200%, 10/29/25	8,950	9,595
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	6,000	6,045
		66,872

Electric Utilities—2.2%
Calpine Corp. 144A 5.250%, 6/1/26(1)	5,250	5,401
Vistra Operations Co. LLC 144A 5.500%, 9/1/26(1)	10,450	10,737
		16,138

Electronic Equipment, Instruments & Components—0.6%
WESCO Distribution, Inc. 144A 7.125%, 6/15/25(1)	4,000	4,269
	Par Value	Value

Energy-Alternate Sources—0.5%
Sunnova Energy Corp. 144A 5.875%, 9/1/26(1)	$ 4,000	$ 4,075
Engineering & Construction—1.7%
Artera Services LLC 144A 9.033%, 12/4/25(1)	11,553	12,535
Entertainment—2.2%
Banijay Entertainment SASU 144A 5.375%, 3/1/25(1)	6,092	6,282
International Game Technology plc 144A 4.125%, 4/15/26(1)	1,500	1,559
Scientific Games International, Inc. 144A 5.000%, 10/15/25(1)	6,500	6,687
Wynn Resorts Finance LLC 144A 7.750%, 4/15/25(1)	1,800	1,899
		16,427

Environmental Services—0.2%
Stericycle, Inc. 144A 5.375%, 7/15/24(1)	1,336	1,369
Equity Real Estate Investment Trusts (REITs)—1.1%
Blackstone Mortgage Trust, Inc. 144A 3.750%, 1/15/27(1)	3,000	2,974
HAT Holdings I LLC 144A 3.375%, 6/15/26(1)	2,000	2,030
SBA Communications Corp. 4.875%, 9/1/24	3,000	3,050
		8,054

Food Service—0.6%
Aramark Services, Inc. 144A 5.000%, 4/1/25(1)	4,586	4,694
Healthcare-Services—3.6%
Akumin, Inc. 144A 7.000%, 11/1/25(1)	10,875	10,549
IQVIA, Inc. 144A 5.000%, 10/15/26(1)	5,000	5,124
RP Escrow Issuer LLC 144A 5.250%, 12/15/25(1)	2,400	2,469
Tenet Healthcare Corp.
4.625%, 7/15/24	1,764	1,791
144A 4.875%, 1/1/26(1)	6,500	6,727
		26,660

Home Builders—0.5%
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	2,000	1,998
See Notes to Financial Statements

AllianzGI Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Home Builders—continued
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	$ 729	$ 771
Taylor Morrison Communities, Inc. 144A 5.625%, 3/1/24(1)	1,000	1,078
		3,847

Household Products/Wares—0.4%
Spectrum Brands, Inc. 5.750%, 7/15/25	3,099	3,176
Internet—2.6%
Cogent Communications Group, Inc. 144A 3.500%, 5/1/26(1)	3,000	3,041
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	15,900	16,376
		19,417

Iron & Steel—0.9%
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	6,039	6,439
Lodging—1.6%
Hilton Worldwide Finance LLC 4.875%, 4/1/27	2,965	3,065
MGM Resorts International 7.750%, 3/15/22	500	514
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)	8,000	8,160
		11,739

Machinery-Diversified—0.4%
CNH Industrial Capital LLC 4.375%, 4/5/22	2,675	2,726
Media—3.0%
AMC Networks, Inc. 5.000%, 4/1/24	9,749	9,859
CCO Holdings LLC 144A 5.500%, 5/1/26(1)	750	773
DIRECTV Holdings LLC 144A 5.875%, 8/15/27(1)	3,000	3,131
Sirius XM Radio, Inc. 144A 3.125%, 9/1/26(1)	3,000	3,041
TEGNA, Inc. 144A 4.750%, 3/15/26(1)	1,500	1,565
Townsquare Media, Inc. 144A 6.875%, 2/1/26(1)	1,871	1,963
	Par Value	Value

Media—continued
Univision Communications, Inc. 144A 5.125%, 2/15/25(1)	$ 2,000	$ 2,029
		22,361

Miscellaneous Manufacturing—2.9%
Hillenbrand, Inc. 5.750%, 6/15/25	2,000	2,110
LSB Industries, Inc.
144A 9.625%, 5/1/23(1)	13,100	13,637
144A 6.250%, 10/15/28(1)	5,750	5,800
		21,547

Oil, Gas & Consumable Fuels—8.9%
AmeriGas Partners LP 5.625%, 5/20/24	2,710	2,934
CVR Energy, Inc. 144A 5.250%, 2/15/25(1)	27,929	27,650
PBF Holding Co. LLC
7.250%, 6/15/25	24,000	16,152
144A 9.250%, 5/15/25(1)	4,000	3,790
TechnipFMC plc 144A 6.500%, 2/1/26(1)	14,385	15,428
		65,954

Pharmaceuticals—0.6%
Bausch Health Cos., Inc. 144A 5.500%, 11/1/25(1)	3,000	3,045
PRA Health Sciences, Inc. 144A 2.875%, 7/15/26(1)	1,500	1,515
		4,560

Pipelines—8.8%
Cheniere Energy Partners LP 5.625%, 10/1/26	10,000	10,275
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	2,000	2,131
EQM Midstream Partners LP 144A 6.000%, 7/1/25(1)	8,000	8,770
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	17,700	17,036
144A 6.500%, 9/30/26(1)	5,250	5,020
NuStar Logistics LP 5.750%, 10/1/25	3,450	3,717
PBF Logistics LP 6.875%, 5/15/23	11,912	11,614
Rattler Midstream LP 144A 5.625%, 7/15/25(1)	5,000	5,207
	Par Value	Value

Pipelines—continued
Targa Resources Partners LP 5.875%, 4/15/26	$ 1,500	$ 1,567
		65,337

Real Estate—2.2%
Newmark Group, Inc. 6.125%, 11/15/23	10,197	11,033
Realogy Group LLC 144A 7.625%, 6/15/25(1)	5,000	5,340
		16,373

Retail—3.5%
Carvana Co. 144A 5.625%, 10/1/25(1)	2,000	2,067
eG Global Finance plc
144A 6.750%, 2/7/25(1)	6,250	6,391
144A 8.500%, 10/30/25(1)	9,104	9,480
New Red Finance, Inc. 144A 5.750%, 4/15/25(1)	4,500	4,724
Sally Holdings LLC 5.625%, 12/1/25	3,534	3,621
		26,283

Semiconductors—0.8%
ams AG 144A 7.000%, 7/31/25(1)	5,250	5,631
Software—4.5%
ACI Worldwide, Inc. 144A 5.750%, 8/15/26(1)	2,500	2,613
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	7,250	7,449
144A 6.500%, 10/15/28(1)	5,900	6,123
Veritas US, Inc. 144A 7.500%, 9/1/25(1)	16,500	17,160
		33,345

Telecommunications—7.3%
CommScope, Inc. 144A 6.000%, 3/1/26(1)	7,000	7,268
Connect Finco Sarl 144A 6.750%, 10/1/26(1)	26,140	27,349
Level 3 Financing, Inc.
5.375%, 5/1/25	3,000	3,065
5.250%, 3/15/26	1,000	1,032
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)	2,000	2,035
Lumen Technologies, Inc.
5.800%, 3/15/22	500	510
See Notes to Financial Statements

AllianzGI Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
144A 5.125%, 12/15/26(1)	$ 3,000	$ 3,112
Sprint Communications, Inc. 6.000%, 11/15/22	3,000	3,154
Viasat, Inc. 144A 5.625%, 4/15/27(1)	6,250	6,516
		54,041

Transportation—3.0%
Fly Leasing Ltd. 144A 7.000%, 10/15/24(1)	9,990	9,954
Fortress Transportation and Infrastructure Investors LLC 144A 6.500%, 10/1/25(1)	10,188	10,487
XPO Logistics, Inc. 144A 6.250%, 5/1/25(1)	1,500	1,583
		22,024

Total Corporate Bonds and Notes (Identified Cost $674,830)		664,529

Leveraged Loans—7.0%
Advertising—0.4%
Summer BC Bidco B LLC Tranche B-2 (3 month LIBOR + 4.500%) 5.250%, 12/4/26 (4)	3,000	2,998
Airlines—0.3%
United AirLines, Inc. Tranche B (1 month LIBOR + 3.750%) 4.500%, 4/21/28 (4)	1,990	2,002
Commercial Services—1.6%
APX Group, Inc. (1 month LIBOR + 3.500%) 4.000%, 7/10/28 (4)	10,000	9,965
Spin Holdco, Inc. (3 month LIBOR + 4.000%) 4.750%, 3/4/28 (4)	1,990	1,995
		11,960

Electric Utilities—1.3%
PG&E Corp. Tranche B (3 month LIBOR + 3.000%) 3.500%, 6/23/25 (4)	9,825	9,650
Electronics—0.4%
Ingram Micro, Inc. (3 month LIBOR + 3.500%) 4.000%, 6/30/28 (4)	2,993	2,999
	Par Value	Value

Insurance—2.1%
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 5.334%, 1/31/28 (4)	$ 8,000	$ 7,972
Tranche B-8 (1 month LIBOR + 3.250%) 3.334%, 12/23/26 (4)	8,028	7,905
		15,877

Pipelines—0.9%
Prairie ECI Acquiror LP (1 month LIBOR + 4.750%) 4.834%, 3/11/26 (4)	7,200	6,952
Total Leveraged Loans (Identified Cost $52,779)		52,438

	Shares
Common Stocks—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cloud Peak Energy, Inc.(5)(6)(7)	40,020	—
Total Common Stocks (Identified Cost $—)		—

Total Long-Term Investments—96.5% (Identified Cost $727,609)		716,967

Short-Term Investment—4.2%
Money Market Mutual Fund—4.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)	31,151,691	31,152
Total Short-Term Investment (Identified Cost $31,152)		31,152

TOTAL INVESTMENTS—100.7% (Identified Cost $758,761)		$748,119
Other assets and liabilities, net—(0.7)%		(5,526)
NET ASSETS—100.0%		$742,593
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to a value of $524,390 or 70.6% of net assets.
(2)	100% of the income received was in PIK.
(3)	100% of the income received was in cash.
(4)	Variable rate security. Rate disclosed is as of September 30, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	All or a portion of the security is restricted.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	84%
United Kingdom	4
Luxembourg	4
Cayman Islands	3
Canada	2
Bermuda	1
France	1
Other	1
Total	100%
† % of total investments as of September 30, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

AllianzGI Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$664,529	$ —	$664,529	$—
Leveraged Loans	52,438	—	52,438	—
Common Stocks	—	—	—	— (1)
Money Market Mutual Fund	31,152	31,152	—	—
Total Investments	$748,119	$31,152	$716,967	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2021.
See Notes to Financial Statements

AllianzGI Water Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Australia—1.6%
Reliance Worldwide Corp. Ltd.	4,580,410	$ 16,656
Austria—0.9%
Wienerberger AG	276,018	9,268
Canada—4.1%
Algonquin Power & Utilities Corp.	944,988	13,855
Stantec, Inc.	601,890	28,274
		42,129

France—2.4%
Veolia Environnement S.A.	788,374	24,089
Ireland—2.8%
STERIS plc	51,552	10,531
Trane Technologies plc	105,471	18,210
		28,741

Italy—0.9%
Hera SpA	2,189,318	8,926
Japan—1.8%
Kubota Corp.	883,500	18,803
Netherlands—1.7%
Arcadis NV	338,278	16,896
Sweden—5.1%
Alfa Laval AB	1,396,043	52,070
Switzerland—11.2%
Bucher Industries AG	30,193	14,336
Geberit AG	59,241	43,495
Georg Fischer AG	24,529	36,326
Sika AG Registered Shares	61,823	19,547
		113,704

United Kingdom—10.7%
CNH Industrial NV	1,089,448	18,313
Halma plc	911,208	34,757
Pennon Group plc	1,562,318	23,814
Severn Trent plc	918,404	32,152
		109,036

	Shares	Value

United States—54.3%
AGCO Corp.	170,297	$ 20,867
Agilent Technologies, Inc.	98,100	15,454
American Water Works Co., Inc.	340,527	57,563
Badger Meter, Inc.	196,858	19,910
Danaher Corp.	126,110	38,393
Deere & Co.	69,516	23,293
Ecolab, Inc.	84,994	17,731
Evoqua Water Technologies Corp.(1)	463,454	17,407
Fortune Brands Home & Security, Inc.	203,613	18,207
Franklin Electric Co., Inc.	335,867	26,819
IDEX Corp.	176,842	36,597
Itron, Inc.(1)	273,061	20,652
Lindsay Corp.	122,196	18,548
Mueller Water Products, Inc. Class A	653,447	9,945
PerkinElmer, Inc.	125,973	21,830
Tetra Tech, Inc.	201,384	30,075
Thermo Fisher Scientific, Inc.	64,707	36,969
Trimble, Inc.(1)	305,766	25,149
Valmont Industries, Inc.	84,034	19,758
Waste Management, Inc.	105,543	15,764
Xylem, Inc.	509,007	62,954
		553,885

Total Common Stocks (Identified Cost $679,465)		994,203

Rights—0.1%
France—0.1%
Veolia Environnement S.A.(1)	788,374	616
Total Rights (Identified Cost $—)		616

Total Long-Term Investments—97.6% (Identified Cost $679,465)		994,819

	Shares	Value

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	14,252,527	$ 14,253
Total Short-Term Investment (Identified Cost $14,253)		14,253

TOTAL INVESTMENTS—99.0% (Identified Cost $693,718)		$1,009,072
Other assets and liabilities, net—1.0%		10,544
NET ASSETS—100.0%		$1,019,616

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	56%
Switzerland	11
United Kingdom	11
Sweden	5
Canada	4
Ireland	3
France	2
Other	8
Total	100%
† % of total investments as of September 30, 2021.
See Notes to Financial Statements

AllianzGI Water Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$ 994,203	$624,755	$369,448
Rights	616	616	—
Money Market Mutual Fund	14,253	14,253	—
Total Investments	$1,009,072	$639,624	$369,448
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS September 30, 2021
($ reported in thousands)
	Shares	Value
Preferred Stock—4.4%
South Korea—4.4%
Samsung Electronics Co., Ltd.	112,522	$ 6,564
Total Preferred Stock (Identified Cost $6,226)		6,564

Common Stocks—93.3%
Argentina—0.7%
MercadoLibre, Inc.(1)	600	1,008
Brazil—3.2%
Ambipar Participacoes e Empreendimentos S.A.	136,600	1,180
B3 SA - Brasil Bolsa Balcao	723,648	1,698
Cia de Locacao das Americas	197,407	867
Magazine Luiza S.A.	236,900	625
StoneCo Ltd. Class A(1)	13,626	473
		4,843

China—35.9%
Aier Eye Hospital Group Co. Ltd. Class A	129,293	1,066
Alibaba Group Holding Ltd.(1)	387,100	7,167
A-Living Smart City Services Co., Ltd.	155,000	550
Anhui Conch Cement Co., Ltd. Class H	70,000	378
ANTA Sports Products Ltd.	51,000	963
Bank of Ningbo Co., Ltd. Class A	58,954	320
China Construction Bank Corp. Class H	734,000	524
China Lesso Group Holdings Ltd.	196,000	312
China Merchants Bank Co., Ltd. Class A	115,544	898
China Merchants Bank Co., Ltd. Class H	505,100	4,020
CIFI Holdings Group Co., Ltd.	690,000	468
CSPC Pharmaceutical Group Ltd.	274,800	328
Double Medical Technology, Inc. Class A	47,100	384
East Money Information Co., Ltd. Class A	505,766	2,674
ENN Energy Holdings Ltd.	54,900	905
Foshan Haitian Flavouring & Food Co., Ltd. Class A	49,243	835
Gree Electric Appliances, Inc. of Zhuhai Class A	134,100	801
Hangzhou Tigermed Consulting Co. Ltd. Class A	42,200	1,135
JD.com, Inc. Class A(1)	28,100	1,013
	Shares	Value

China—continued
Jiangsu Hengli Hydraulic Co., Ltd. Class A	80,100	$ 1,046
Kweichow Moutai Co., Ltd. Class A	3,200	903
Li Ning Co., Ltd.	112,500	1,297
Longfor Group Holdings Ltd.	141,500	647
LONGi Green Energy Technology Co., Ltd. Class A	91,140	1,158
Luxshare Precision Industry Co., Ltd. Class A	1,004,130	5,509
Meituan Class B(1)	32,700	1,044
Midea Group Co., Ltd. Class A	94,200	1,013
NetEase, Inc.	36,300	614
Ping An Insurance Group Co. of China Ltd. Class H	277,000	1,894
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	248,000	440
Shenzhou International Group Holdings Ltd.	20,600	437
Sino Biopharmaceutical Ltd.	282,500	234
Tencent Holdings Ltd.	162,300	9,689
Wuliangye Yibin Co., Ltd. Class A	26,855	909
Wuxi Biologics Cayman, Inc.(1)	67,500	1,095
Yealink Network Technology Corp. Ltd. Class A	35,835	450
Yihai International Holding Ltd.(1)	97,000	541
		53,661

Hong Kong—3.9%
AIA Group Ltd.	53,800	619
China Mengniu Dairy Co., Ltd.(1)	170,000	1,095
Hong Kong Exchanges & Clearing Ltd.	18,900	1,161
SITC International Holdings Co., Ltd.	270,000	961
SUNeVision Holdings Ltd.	686,000	645
Techtronic Industries Co., Ltd.	70,500	1,393
		5,874

India—9.4%
Aarti Industries Ltd.	76,014	950
Asian Paints Ltd.	26,188	1,142
Atul Ltd.	6,323	804
Bajaj Finserv Ltd.	2,552	610
Britannia Industries Ltd.	10,478	556
Coromandel International Ltd.	92,616	987
HDFC Bank Ltd.	53,285	1,139
Hindustan Unilever Ltd.	14,046	511
Indraprastha Gas Ltd.	139,067	996
Infosys Ltd.	54,304	1,217
	Shares	Value

India—continued
Ipca Laboratories Ltd.	38,744	$ 1,254
Manappuram Finance Ltd.	182,000	412
Muthoot Finance Ltd.	20,073	390
Reliance Industries Ltd.	73,237	2,479
Tata Consultancy Services Ltd.	13,409	679
		14,126

Indonesia—0.7%
Bank Central Asia Tbk PT	446,100	1,087
Kazakhstan—0.8%
Kaspi.KZ JSC GDR	11,098	1,183
Netherlands—2.4%
ASM International N.V.	2,708	1,060
ASML Holding N.V.	1,480	1,106
Prosus N.V.(1)	5,092	408
Yandex N.V. Class A(1)	12,066	961
		3,535

Poland—0.7%
Dino Polska S.A.(1)	12,505	1,043
Russia—1.0%
LUKOIL PJSC Sponsored ADR	11,153	1,059
Polyus PJSC GDR	5,431	444
		1,503

Saudi Arabia—1.4%
Abdullah Al Othaim Markets Co.	16,408	493
Al Rajhi Bank	18,733	610
Saudi Arabian Oil Co.	107,268	1,029
		2,132

Singapore—2.1%
Keppel DC REIT	462,200	844
Mapletree Industrial Trust	437,800	895
Sea Ltd. ADR(1)	4,139	1,319
		3,058

South Africa—3.8%
AngloGold Ashanti Ltd.	43,362	695
Capitec Bank Holdings Ltd.	6,810	826
Clicks Group Ltd.	56,489	1,041
Gold Fields Ltd. Sponsored ADR	312,286	2,536
Naspers Ltd. Class N	3,318	548
		5,646

South Korea—4.7%
Coupang, Inc. Class A(1)	27,019	753
Douzone Bizon Co., Ltd.	6,899	554
Hansol Chemical Co., Ltd.	2,780	806
Kakao Corp.	8,499	836
Macquarie Korea Infrastructure Fund	42,125	455
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
	Shares	Value

South Korea—continued
NAVER Corp.	2,682	$ 870
NCSoft Corp.	913	463
NICE Information Service Co., Ltd.	30,455	522
Samsung Electronics Co., Ltd.	17,057	1,057
SK Hynix, Inc.	8,457	724
		7,040

Taiwan—11.9%
Accton Technology Corp.	70,000	660
ASMedia Technology, Inc.	14,000	827
ASPEED Technology, Inc.	15,000	1,235
Chailease Holding Co., Ltd.	94,206	827
E.Sun Financial Holding Co., Ltd.	1,193,774	1,123
Getac Technology Corp.	120,000	221
Lotes Co., Ltd.	44,000	871
MediaTek, Inc.	28,000	901
Micro-Star International Co., Ltd.	102,000	471
Parade Technologies Ltd.	18,000	1,054
Poya International Co., Ltd.	26,780	453
Realtek Semiconductor Corp.	51,200	902
Sinbon Electronics Co., Ltd.	89,000	748
Taiwan Semiconductor Manufacturing Co., Ltd.	109,000	2,254
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	7,667	856
Taiwan Union Technology Corp.	62,000	238
Unimicron Technology Corp.	220,000	1,029
Vanguard International Semiconductor Corp.	245,000	1,315
Voltronic Power Technology Corp.	21,350	1,302
Wiwynn Corp.	17,133	531
		17,818

Thailand—1.1%
Carabao Group PCL NVDR	147,800	520
Global Power Synergy PCL NVDR	405,500	900
	Shares	Value

Thailand—continued
Tisco Financial Group PCL NVDR	87,400	$ 236
		1,656

United States—9.6%
Advanced Micro Devices, Inc.(1)	12,950	1,333
American Tower Corp.	3,501	929
Broadcom, Inc.	2,271	1,101
Fabrinet (1)	8,735	895
Lam Research Corp.	1,416	806
Micron Technology, Inc.	13,109	931
Monolithic Power Systems, Inc.	2,993	1,451
NVIDIA Corp.	6,168	1,278
Skyworks Solutions, Inc.	5,137	846
Southern Copper Corp.	9,554	536
Teradyne, Inc.	39,159	4,275
		14,381

Total Common Stocks (Identified Cost $115,986)		139,594

Total Long-Term Investments—97.7% (Identified Cost $122,212)		146,158

Short-Term Investment—2.7%
Money Market Mutual Fund—2.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	4,042,719	4,043
Total Short-Term Investment (Identified Cost $4,043)		4,043

TOTAL INVESTMENTS—100.4% (Identified Cost $126,255)		$150,201
Other assets and liabilities, net—(0.4)%		(537)
NET ASSETS—100.0%		$149,664
Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipts
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
China	36%
United States	12
Taiwan	12
India	9
South Korea	9
Hong Kong	4
South Africa	4
Other	14
Total	100%
† % of total investments as of September 30, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$139,594	$28,740	$110,854
Preferred Stock	6,564	—	6,564
Money Market Mutual Fund	4,043	4,043	—
Total Investments	$150,201	$32,783	$117,418
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Convertible Fund	AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund
Assets
Investment in securities at value(1)	$ 3,036,897	$ 58,671	$ 3,956	$ 179,805
Investment in affiliates at value(2)	—	—	—	95,077
Foreign currency at value(3)	—	—	73	39
Cash	2,792	48	50	100
Due from broker	—	—	—	8,549
Cash pledged as collateral for futures	—	17	—	3,064
Cash pledged as collateral for cleared swaps	—	366	—	339
Margin due from counterparty on cleared swaps	—	596	—	596
Receivables
Investment securities sold	3,154	4,078	2,957	2,401
Fund shares sold	8,505	—	—	8
Dividends and interest	3,353	256	9	521
Tax reclaims	—	—	13	17
Prepaid Trustees’ retainer	—	—	—	—
Prepaid expenses	83	23	14	39
Other assets	230	2	9	85
Total assets	3,055,014	64,057	7,081	290,640
Liabilities
Due to Broker	—	107	—	—
Variation margin payable on futures contracts	—	1	—	351
Swaps at value(4)	—	583	—	529
Payables
Fund shares repurchased	4,556	—	3,134	94
Investment securities purchased	35,539	9,063	—	3,013
Investment advisory fees	1,027	36	64	47
Distribution and service fees	310	—	— (a)	15
Administration and accounting fees	248	5	1	25
Transfer agent and sub-transfer agent fees and expenses	567	2	1	26
Professional fees	94	42	36	33
Trustee deferred compensation plan	230	2	9	85
Interest expense and/or commitment fees	3	1	— (a)	— (a)
Other accrued expenses	244	11	11	23
Total liabilities	42,818	9,853	3,256	4,241
Net Assets	$ 3,012,196	$ 54,204	$ 3,825	$ 286,399
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 2,147,428	$ 53,532	$ (728)	$ 239,595
Accumulated earnings (loss)	864,768	672	4,553	46,804
Net Assets	$ 3,012,196	$ 54,204	$ 3,825	$ 286,399
Net Assets:
Class A	$ 396,378	$ —	$ 92	$ 49,743
Class C	$ 141,138	$ —	$ —	$ 2,558
Class P	$ 808,844	$ 12	$ —	$ 6,536
Institutional Class	$ 1,640,171	$ 1,650	$ 3,733	$ 10,820
Class R6	$ —	$ 52,542	$ —	$ 216,700
Administrative Class	$ 25,665	$ —	$ —	$ 42
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Convertible Fund	AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	8,665,508	—	5,682	4,149,758
Class C	3,044,292	—	—	204,641
Class P	18,287,187	809	—	554,155
Institutional Class	36,599,628	107,734	227,652	909,998
Class R6	—	3,426,384	—	18,698,011
Administrative Class	568,477	—	—	3,402
Net Asset Value and Redemption Price Per Share:*
Class A	$ 45.74	$ —	$ 16.21	$ 11.99
Class C	$ 46.36	$ —	$ —	$ 12.50
Class P	$ 44.23	$ 15.35	$ —	$ 11.79
Institutional Class	$ 44.81	$ 15.32	$ 16.40	$ 11.89
Class R6	$ —	$ 15.33	$ —	$ 11.59
Administrative Class	$ 45.15	$ —	$ —	$ 12.42
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 48.40	$ —	$ 17.15	$ 12.69
Maximum Sales Charge - Class A	5.50%	—%	5.50%	5.50%
(1) Investment in securities at cost	$ 2,645,828	$ 58,097	$ 2,984	$ 177,800
(2) Investment in affiliates at cost	$ —	$ —	$ —	$ 68,576
(3) Foreign currency at cost	$ —	$ —	$ 75	$ 38
(4) Includes premiums paid (received) on swaps	$ —	$ (582)	$ —	$ (534)

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Global Dynamic Allocation Fund	AllianzGI Global Sustainability Fund	AllianzGI High Yield Bond Fund	AllianzGI International Small-Cap Fund
Assets
Investment in securities at value(1)	$ 54,890	$ 125,481	$ 69,811	$ 76,688
Investment in affiliates at value(2)	—	—	1,894	—
Foreign currency at value(3)	67	—	—	198
Cash	50	100	50	50
Due from broker	732	—	—	—
Cash pledged as collateral for futures	1,073	—	—	—
Cash pledged as collateral for cleared swaps	46	—	—	—
Margin due from counterparty on cleared swaps	82	—	—	—
Receivables
Investment securities sold	741	—	—	736
Fund shares sold	54	8	1	30
Dividends and interest	142	27	872	178
Tax reclaims	58	98	3	334
Prepaid expenses	44	27	40	36
Other assets	46	6	60	34
Total assets	58,025	125,747	72,731	78,284
Liabilities
Variation margin payable on futures contracts	89	—	—	—
Swaps at value(4)	121	—	—	—
Payables
Fund shares repurchased	2	10	1	44
Investment securities purchased	900	—	2,505	958
Investment advisory fees	85	98	90	103
Distribution and service fees	2	8	10	8
Administration and accounting fees	5	11	6	8
Transfer agent and sub-transfer agent fees and expenses	8	16	15	16
Professional fees	28	37	41	39
Trustee deferred compensation plan	46	6	60	34
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	28	36	12	27
Total liabilities	1,314	222	2,740	1,237
Net Assets	$ 56,711	$ 125,525	$ 69,991	$ 77,047
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 44,681	$ 66,404	$ 108,757	$ 47,639
Accumulated earnings (loss)	12,030	59,121	(38,766)	29,408
Net Assets	$ 56,711	$ 125,525	$ 69,991	$ 77,047
Net Assets:
Class A	$ 3,648	$ 5,305	$ 20,763	$ 4,853
Class C	$ 944	$ —	$ 2,255	$ 373
Class P	$ 16,310	$ 5,336	$ 4,196	$ 10,911
Institutional Class	$ 13,464	$ 114,884	$ 42,666	$ 29,125
Class R6	$ 22,314	$ —	$ —	$ 31,785
Administrative Class	$ 31	$ —	$ 111	$ —
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Global Dynamic Allocation Fund	AllianzGI Global Sustainability Fund	AllianzGI High Yield Bond Fund	AllianzGI International Small-Cap Fund
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	208,886	208,034	2,314,466	115,807
Class C	55,485	—	251,889	9,300
Class P	902,332	207,493	491,353	261,173
Institutional Class	754,219	4,372,137	4,978,442	673,547
Class R6	1,264,466	—	—	741,517
Administrative Class	1,799	—	13,059	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 17.46	$ 25.50	$ 8.97	$ 41.91
Class C	$ 17.00	$ —	$ 8.95	$ 40.12
Class P	$ 18.08	$ 25.72	$ 8.54	$ 41.77
Institutional Class	$ 17.85	$ 26.28	$ 8.57	$ 43.24
Class R6	$ 17.65	$ —	$ —	$ 42.86
Administrative Class	$ 17.38	$ —	$ 8.52	$ —
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 18.48	$ 26.98	$ 9.32	$ 44.35
Maximum Sales Charge - Class A	5.50%	5.50%	3.75%	5.50%
(1) Investment in securities at cost	$ 50,193	$ 88,345	$ 70,668	$ 57,746
(2) Investment in affiliates at cost	$ —	$ —	$ 1,857	$ —
(3) Foreign currency at cost	$ 68	$ —	$ —	$ 198
(4) Includes premiums paid (received) on swaps	$ (81)	$ —	$ —	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Preferred Securities and Income Fund	AllianzGI Short Duration High Income Fund	AllianzGI Water Fund	NFJ Emerging Markets Value Fund
Assets
Investment in securities at value(1)	$ 23,177	$ 748,119	$ 1,009,072	$ 150,201
Foreign currency at value(2)	—	—	6,034	—
Cash	50	100	100	100
Cash pledged as collateral for futures	2	—	—	—
Cash pledged as collateral for cleared swaps	113	—	—	—
Margin due from counterparty on cleared swaps	213	—	—	—
Variation margin receivable on futures contracts	— (a)	—	—	—
Receivables
Investment securities sold	97	5,293	3	—
Fund shares sold	225	1,081	4,719	91
Dividends and interest	182	12,297	845	163
Tax reclaims	—	—	1,095	6
Prepaid expenses	22	48	47	38
Other assets	— (a)	272	133	20
Total assets	24,081	767,210	1,022,048	150,619
Liabilities
Due to custodian	—	—	—	—
Due to Broker	90	—	—	—
Swaps at value(3)	208	—	—	—
Payables
Fund shares repurchased	1	1,446	997	177
Investment securities purchased	492	21,972	3	—
Foreign capital gains tax	—	—	—	493
Investment advisory fees	30	289	549	106
Distribution and service fees	—	281	250	9
Administration and accounting fees	2	62	88	13
Transfer agent and sub-transfer agent fees and expenses	2	176	232	57
Professional fees	38	46	47	27
Trustee deferred compensation plan	— (a)	272	133	20
Interest expense and/or commitment fees	— (a)	1	1	— (a)
Other accrued expenses	5	72	132	53
Total liabilities	868	24,617	2,432	955
Net Assets	$ 23,213	$ 742,593	$ 1,019,616	$ 149,664
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 20,796	$ 900,187	$ 624,290	$ 135,961
Accumulated earnings (loss)	2,417	(157,594)	395,326	13,703
Net Assets	$ 23,213	$ 742,593	$ 1,019,616	$ 149,664
Net Assets:
Class A	$ —	$ 145,424	$ 286,453	$ 15,565
Class C	$ —	$ 77,032	$ 68,805	$ 914
Class P	$ 13	$ 247,819	$ 339,111	$ 10,449
Institutional Class	$ 6,904	$ 251,201	$ 325,247	$ 122,736
Class R6	$ 16,296	$ 21,117	$ —	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	—	9,970,075	12,761,061	774,001
Class C	—	5,265,950	3,249,121	45,435
Class P	804	17,070,677	15,054,121	522,655
Institutional Class	421,910	17,359,506	14,742,699	6,142,810
Class R6	996,305	1,457,966	—	—
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021
(Reported in thousands except shares and per share amounts)
	AllianzGI Preferred Securities and Income Fund	AllianzGI Short Duration High Income Fund	AllianzGI Water Fund	NFJ Emerging Markets Value Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$ —	$ 14.59	$ 22.45	$ 20.11
Class C	$ —	$ 14.63	$ 21.18	$ 20.12
Class P	$ 16.35	$ 14.52	$ 22.53	$ 19.99
Institutional Class	$ 16.36	$ 14.47	$ 22.06	$ 19.98
Class R6	$ 16.36	$ 14.48	$ —	$ —
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ —	$ 14.93	$ 23.76	$ 21.28
Maximum Sales Charge - Class A	—%	2.25%	5.50%	5.50%
(1) Investment in securities at cost	$ 22,105	$ 758,761	$ 693,718	$ 126,255
(2) Foreign currency at cost	$ —	$ —	$ 6,173	$ —
(3) Includes premiums paid (received) on swaps	$ (213)	$ —	$ —	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS YEAR ENDED September 30, 2021
($ reported in thousands)
	AllianzGI Convertible Fund	AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund	AllianzGI Global Dynamic Allocation Fund
Investment Income
Dividends	$17,714	$ 22	$ 302	$ 1,272	$ 560
Dividends from affiliated	—	—	—	2,466	121
Interest	16,048	1,159	—	1,448	361
Foreign taxes withheld	—	—	(45)	(56)	(42)
Total investment income	33,762	1,181	257	5,130	1,000
Expenses
Investment advisory fees	15,948	163	133	2,045	357
Distribution and service fees, Class A	967	—	— (1)	126	6
Distribution and service fees, Class C	1,409	—	—	31	7
Distribution and service fees, Class R	1	—	—	— (1)	— (1)
Distribution and service fees, Class P	89	—	—	2	— (1)
Distribution and service fees, Administrative Class	58	—	—	— (1)	— (1)
Administration and accounting fees	1,865	37	10	189	35
Transfer agent fees and expenses	931	18	4	111	19
Sub-transfer agent fees and expenses, Class A	225	—	— (1)	22	1
Sub-transfer agent fees and expenses, Class C	80	—	—	1	— (1)
Sub-transfer agent fees and expenses, Class R	— (1)	—	—	—	— (1)
Sub-transfer agent fees and expenses, Class P	646	—	—	6	2
Sub-transfer agent fees and expenses, Institutional Class	860	— (1)	— (1)	— (1)	11
Sub-transfer agent fees and expenses, Administrative Class	2	—	—	1	— (1)
Custodian fees	264	38	66	84	144
Printing fees and expenses	215	—	—	16	1
Professional fees	180	46	47	62	73
Interest expense and/or commitment fees	2	2	— (1)	1	— (1)
Registration fees	213	46	35	98	98
Trustees’ fees and expenses	245	6	3	31	7
Miscellaneous expenses	100	7	7	25	17
Total expenses	24,300	363	305	2,851	778
Less net expenses reimbursed and/or waived by investment adviser(2)	(2,398)	(225)	(140)	(1,907)	(469)
Net expenses	21,902	138	165	944	309
Net investment income (loss)	11,860	1,043	92	4,186	691

See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2021
($ reported in thousands)
	AllianzGI Convertible Fund	AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund	AllianzGI Global Dynamic Allocation Fund
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	$498,165	$ 865	$12,470	$ 5,250	$ 5,036
Investments in affiliates	—	—	—	3,406	(2,547)
Foreign currency transactions	—	(2)	(16)	(36)	38
Forward foreign currency transactions	—	—	— (1)	— (1)	(2)
Futures	—	(119)	—	8,935	3,119
Swaps	—	(323)	—	43	580
Net increase from payment by affiliate(3)	—	—	—	19	5
Capital gain received from investments in underlying funds	—	—	—	4,055	4,137
Net change in unrealized appreciation (depreciation) on:
Investments	40,697	(404)	(9,589)	334	1,639
Investments in affiliates	—	—	—	15,281	(1,351)
Foreign currency transactions	—	—	(5)	(28)	(7)
Futures	—	58	—	(597)	(152)
Swaps	—	331	—	4	(50)
Net realized and unrealized gain (loss) on investments	538,862	406	2,860	36,666	10,445
Net increase (decrease) in net assets resulting from operations	$550,722	$1,449	$ 2,952	$40,852	$11,136

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2021
($ reported in thousands)
	AllianzGI Global Sustainability Fund	AllianzGI High Yield Bond Fund	AllianzGI International Small-Cap Fund	AllianzGI Preferred Securities and Income Fund	AllianzGI Short Duration High Income Fund
Investment Income
Dividends	$ 2,251	$ 432	$ 1,677	$ 350	$ 4
Interest	—	4,154	—	746	40,077
Foreign taxes withheld	(132)	(7)	(177)	—	—
Total investment income	2,119	4,579	1,500	1,096	40,081
Expenses
Investment advisory fees	1,218	362	859	101	3,771
Distribution and service fees, Class A	10	53	13	—	364
Distribution and service fees, Class C	—	30	6	—	433
Distribution and service fees, Class R	—	— (1)	1	—	—
Distribution and service fees, Class P	6	2	3	—	86
Distribution and service fees, Administrative Class	—	— (1)	—	—	—
Administration and accounting fees	90	47	57	16	490
Transfer agent fees and expenses	45	27	30	7	268
Sub-transfer agent fees and expenses, Class A	2	14	5	—	65
Sub-transfer agent fees and expenses, Class C	—	2	— (1)	—	59
Sub-transfer agent fees and expenses, Class R	—	— (1)	1	—	—
Sub-transfer agent fees and expenses, Class P	14	5	11	—	238
Sub-transfer agent fees and expenses, Institutional Class	26	24	34	8	181
Sub-transfer agent fees and expenses, Administrative Class	—	1	—	—	—
Custodian fees	136	31	109	22	108
Printing fees and expenses	5	1	—	—	42
Professional fees	48	45	43	43	69
Interest expense and/or commitment fees	1	— (1)	— (1)	— (1)	5
Registration fees	48	85	85	47	101
Trustees’ fees and expenses	18	9	9	3	87
Miscellaneous expenses	13	15	16	4	47
Total expenses	1,680	753	1,282	251	6,414
Less net expenses reimbursed and/or waived by investment adviser(2)	(600)	(10)	(377)	(136)	(763)
Net expenses	1,080	743	905	115	5,651
Net investment income (loss)	1,039	3,836	595	981	34,430
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	21,616	(2,022)	11,176	1,638	(2,872)
Foreign currency transactions	(26)	—	28	— (1)	—
Forward foreign currency transactions	1	—	(3)	—	—
Futures	—	—	—	(4)	—
Swaps	—	—	—	(136)	—
Net increase from payment by affiliate(3)	—	—	—	4	—
Net change in unrealized appreciation (depreciation) on:
Investments	11,562	6,147	6,276	1,046	49,267
Investments in affiliates	—	1,282	—	—	—
Foreign currency transactions	(2)	—	(21)	—	—
Forward foreign currency transactions	—	—	— (1)	—	—
Futures	—	—	—	(2)	—
Swaps	—	—	—	130	—
Net realized and unrealized gain (loss) on investments	33,151	5,407	17,456	2,676	46,395
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2021
($ reported in thousands)
	AllianzGI Global Sustainability Fund	AllianzGI High Yield Bond Fund	AllianzGI International Small-Cap Fund	AllianzGI Preferred Securities and Income Fund	AllianzGI Short Duration High Income Fund
Net increase (decrease) in net assets resulting from operations	$34,190	$ 9,243	$18,051	$3,657	$80,825

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2021
($ reported in thousands)
	AllianzGI Water Fund	NFJ Emerging Markets Value Fund
Investment Income
Dividends	$ 22,727	$ 2,508
Foreign taxes withheld	(705)	(304)
Total investment income	22,022	2,204
Expenses
Investment advisory fees	8,494	1,341
Distribution and service fees, Class A	631	42
Distribution and service fees, Class C	673	11
Distribution and service fees, Class P	80	3
Administration and accounting fees	602	103
Transfer agent fees and expenses	309	52
Sub-transfer agent fees and expenses, Class A	180	11
Sub-transfer agent fees and expenses, Class C	55	1
Sub-transfer agent fees and expenses, Class P	288	27
Sub-transfer agent fees and expenses, Institutional Class	216	121
Custodian fees	245	206
Printing fees and expenses	63	7
Professional fees	72	44
Interest expense and/or commitment fees	3	— (1)
Registration fees	82	65
Trustees’ fees and expenses	81	16
Miscellaneous expenses	111	17
Total expenses	12,185	2,067
Less net expenses reimbursed and/or waived by investment adviser(2)	(2,405)	(600)
Net expenses	9,780	1,467
Net investment income (loss)	12,242	737
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	74,295	15,389
Foreign currency transactions	(51)	33
Foreign capital gains tax	—	— (1)
Forward foreign currency transactions	(28)	—
Net change in unrealized appreciation (depreciation) on:
Investments	125,508	1,569
Foreign currency transactions	(117)	(33)
Foreign capital gains tax	—	(493)
Net realized and unrealized gain (loss) on investments	199,607	16,465
Net increase (decrease) in net assets resulting from operations	$211,849	$17,202

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	AllianzGI Convertible Fund		AllianzGI Core Plus Bond Fund		AllianzGI Emerging Markets Consumer Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,860	$ 11,292	$ 1,043	$ 1,465	$ 92	$ 413
Net realized gain (loss)	498,165	138,326	421	3,868	12,454	(872)
Net change in unrealized appreciation (depreciation)	40,697	296,228	(15)	(258)	(9,594)	5,541
Increase (decrease) in net assets resulting from operations	550,722	445,846	1,449	5,075	2,952	5,082
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(22,125)	(3,905)	—	—	(3)	(1)
Class C	(8,086)	(2,225)	—	—	—	—
Class R	(23)	(7)	—	—	—	—
Class P	(47,449)	(11,072)	(1)	(1)	—	—
Institutional Class	(94,311)	(23,304)	(7)	(1)	(524)	(437)
Class R6	—	—	(5,032)	(3,643)	—	—
Administrative Class	(1,437)	(55)	—	—	—	—
Total dividends and distributions to shareholders	(173,431)	(40,568)	(5,040)	(3,645)	(527)	(438)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	92,170	137,879	—	—	30	(8)
Class C	7,742	26,863	—	—	—	—
Class R	(318)	67	—	—	—	—
Class P	158,447	284,708	1	1	—	—
Institutional Class	393,391	451,431	1,631	27	(34,141)	(8,373)
Class R6	—	—	5,729	(10,465)	—	—
Administrative Class	8,952	11,822	—	—	—	—
Increase (decrease) in net assets from capital transactions	660,384	912,770	7,361	(10,437)	(34,111)	(8,381)
Net increase (decrease) in net assets	1,037,675	1,318,048	3,770	(9,007)	(31,686)	(3,737)
Net Assets
Beginning of period	1,974,521	656,473	50,434	59,441	35,511	39,248
End of Period	$ 3,012,196	$ 1,974,521	$ 54,204	$ 50,434	$ 3,825	$ 35,511
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	AllianzGI Global Allocation Fund		AllianzGI Global Dynamic Allocation Fund		AllianzGI Global Sustainability Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 4,186	$ 4,326	$ 691	$ 1,691	$ 1,039	$ 1,278
Net realized gain (loss)	21,653	21,915	10,361	9,397	21,591	3,487
Net increase from payment by affiliate(1)	19	—	5	—	—	—
Net change in unrealized appreciation (depreciation)	14,994	3,684	79	35	11,560	22,095
Increase (decrease) in net assets resulting from operations	40,852	29,925	11,136	11,123	34,190	26,860
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,153)	(4,288)	(410)	(179)	(80)	(27)
Class C	(169)	(444)	(143)	(64)	—	—
Class R	(1)	(2)	(6)	(11)	—	—
Class P	(403)	(674)	(19)	(5)	(1,011)	(491)
Institutional Class	(739)	(587)	(3,319)	(1,011)	(4,100)	(2,565)
Class R6	(16,125)	(24,244)	(8,451)	(11,996)	—	—
Administrative Class	(2)	(2)	(7)	(2)	—	—
Total dividends and distributions to shareholders	(20,592)	(30,241)	(12,355)	(13,268)	(5,191)	(3,083)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(571)	(2,840)	2,159	(220)	2,234	600
Class C	(1,274)	(2,756)	440	(42)	—	—
Class R	(21)	2	(68)	(69)	—	—
Class P	744	(795)	16,740	(11,732)	(26,093)	2,757
Institutional Class	431	3,520	1,522	3,066	(42,410)	110,563
Class R6	9,982	(57,148)	(8,304)	(94,041)	—	—
Administrative Class	13	4	7	2	—	—
Increase (decrease) in net assets from capital transactions	9,304	(60,013)	12,496	(103,036)	(66,269)	113,920
Net increase (decrease) in net assets	29,564	(60,329)	11,277	(105,181)	(37,270)	137,697
Net Assets
Beginning of period	256,835	317,164	45,434	150,615	162,795	25,098
End of Period	$ 286,399	$ 256,835	$ 56,711	$ 45,434	$ 125,525	$ 162,795

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	AllianzGI High Yield Bond Fund		AllianzGI International Small-Cap Fund		AllianzGI Preferred Securities and Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 3,836	$ 5,555	$ 595	$ 570	$ 981	$ 954
Net realized gain (loss)	(2,022)	(3,056)	11,201	2,253	1,498	349
Net increase from payment by affiliate(1)	—	—	—	—	4	—
Net change in unrealized appreciation (depreciation)	7,429	(3,143)	6,255	3,857	1,174	(690)
Increase (decrease) in net assets resulting from operations	9,243	(644)	18,051	6,680	3,657	613
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,000)	(1,141)	(43)	(68)	—	—
Class C	(127)	(178)	(6)	(1)	—	—
Class R	(9)	(33)	(12)	(20)	—	—
Class P	(326)	(603)	(128)	(224)	(1)	(1)
Institutional	(2,439)	(4,000)	(499)	(629)	(363)	(290)
Class R6	—	—	(431)	(690)	(856)	(1,120)
Administrative Class	(5)	(1)	—	—	—	—
Total dividends and distributions to shareholders	(3,906)	(5,956)	(1,119)	(1,632)	(1,220)	(1,411)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(857)	(5,306)	458	(1,444)	—	—
Class C	(1,861)	(758)	(495)	(296)	—	—
Class R	(527)	(113)	(1,032)	(206)	—	—
Class P	(6,426)	(1,274)	(2,178)	(9,573)	1	1
Institutional	(12,456)	(21,242)	(9,967)	(11,043)	(1,492)	4,359
Class R6	—	—	(4,443)	(394)	(3,245)	4,258
Administrative Class	83	3	—	—	—	—
Increase (decrease) in net assets from capital transactions	(22,044)	(28,690)	(17,657)	(22,956)	(4,736)	8,618
Net increase (decrease) in net assets	(16,707)	(35,290)	(725)	(17,908)	(2,299)	7,820
Net Assets
Beginning of period	86,698	121,988	77,772	95,680	25,512	17,692
End of Period	$ 69,991	$ 86,698	$ 77,047	$ 77,772	$ 23,213	$ 25,512

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	AllianzGI Short Duration High Income Fund		AllianzGI Water Fund		NFJ Emerging Markets Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 34,430	$ 48,272	$ 12,242	$ 3,027	$ 737	$ 1,321
Net realized gain (loss)	(2,872)	(45,704)	74,216	7,363	15,422	1,186
Net change in unrealized appreciation (depreciation)	49,267	(42,227)	125,391	58,381	1,043	18,437
Increase (decrease) in net assets resulting from operations	80,825	(39,659)	211,849	68,771	17,202	20,944
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(8,599)	(6,317)	(3,622)	(5,631)	(157)	(165)
Class C	(4,603)	(4,670)	(945)	(1,776)	(1)	(6)
Class P	(14,795)	(24,930)	(4,915)	(6,755)	(129)	(66)
Institutional Class	(17,396)	(17,989)	(4,511)	(5,443)	(1,796)	(1,388)
Class R6	(1,606)	(2,118)	—	—	—	—
Total dividends and distributions to shareholders	(46,999)	(56,024)	(13,993)	(19,605)	(2,083)	(1,625)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	3,040	9,166	30,189	9,749	(1,008)	(1,390)
Class C	(18,088)	(20,544)	(4,402)	(16,575)	(222)	(143)
Class P	(28,217)	(182,217)	30,967	13,026	2,702	4,356
Institutional Class	(45,650)	(76,766)	61,479	37,602	(5,859)	8,656
Class R6	(14,092)	(4,370)	—	—	—	—
Increase (decrease) in net assets from capital transactions	(103,007)	(274,731)	118,233	43,802	(4,387)	11,479
Net increase (decrease) in net assets	(69,181)	(370,414)	316,089	92,968	10,732	30,798
Net Assets
Beginning of period	811,774	1,182,188	703,527	610,559	138,932	108,134
End of Period	$ 742,593	$ 811,774	$ 1,019,616	$ 703,527	$ 149,664	$ 138,932
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

AllianzGI Convertible Fund
Class A
10/1/20 to 9/30/21	$38.77	0.11	—	9.73	9.84	(0.20)	(2.67)	(2.87)	—	6.97	$45.74	25.71%	$ 396,378	0.95% (6)	1.02%	0.25%	130%
10/1/19 to 9/30/20	29.25	0.27	—	10.59	10.86	(0.43)	(0.91)	(1.34)	—	9.52	38.77	38.44	254,762	0.96	0.98	0.83	145
10/1/18 to 9/30/19	32.78	0.29	—	0.63	0.92	(0.90)	(3.55)	(4.45)	—	(3.53)	29.25	5.29	69,611	1.02	1.02	0.99	143
10/1/17 to 9/30/18	34.27	0.32	—	4.58	4.90	(1.30)	(5.09)	(6.39)	—	(1.49)	32.78	16.83	61,385	0.96	0.96	1.02	133
10/1/16 to 9/30/17	31.02	0.38	—	3.64	4.02	(0.77)	—	(0.77)	—	3.25	34.27	13.14	76,586	1.02	1.02	1.19	124 (7)
Class C
10/1/20 to 9/30/21	$39.39	(0.24)	—	9.88	9.64	— (8)	(2.67)	(2.67)	—	6.97	$46.36	24.75%	$ 141,138	1.72% (6)	1.77%	(0.52) %	130%
10/1/19 to 9/30/20	29.61	0.02	—	10.77	10.79	(0.10)	(0.91)	(1.01)	—	9.78	39.39	37.40	112,523	1.73	1.74	0.06	145
10/1/18 to 9/30/19	32.95	0.08	—	0.67	0.75	(0.54)	(3.55)	(4.09)	—	(3.34)	29.61	4.53	60,434	1.75	1.75	0.26	143
10/1/17 to 9/30/18	34.36	0.08	—	4.59	4.67	(0.99)	(5.09)	(6.08)	—	(1.41)	32.95	15.90	53,461	1.73	1.73	0.24	133
10/1/16 to 9/30/17	31.19	0.17	—	3.65	3.82	(0.65)	—	(0.65)	—	3.17	34.36	12.41	48,905	1.69	1.69	0.51	124 (7)
Class P
10/1/20 to 9/30/21	$37.57	0.22	—	9.42	9.64	(0.31)	(2.67)	(2.98)	—	6.66	$44.23	26.03%	$ 808,844	0.69% (9)	0.81%	0.51%	130%
10/1/19 to 9/30/20	28.45	0.34	—	10.27	10.61	(0.58)	(0.91)	(1.49)	—	9.12	37.57	38.78	547,783	0.71	0.71	1.08	145
10/1/18 to 9/30/19	32.12	0.35	—	0.60	0.95	(1.07)	(3.55)	(4.62)	—	(3.67)	28.45	5.59	155,601	0.75	0.75	1.26	143
10/1/17 to 9/30/18	33.95	0.38	—	4.50	4.88	(1.62)	(5.09)	(6.71)	—	(1.83)	32.12	17.08	102,412	0.74	0.74	1.24	133
10/1/16 to 9/30/17	30.84	0.48	—	3.61	4.09	(0.98)	—	(0.98)	—	3.11	33.95	13.52	80,392	0.72	0.72	1.49	124 (7)
Institutional Class
10/1/20 to 9/30/21	$38.04	0.23	—	9.53	9.76	(0.32)	(2.67)	(2.99)	—	6.77	$44.81	26.02%	$1,640,171	0.69%	0.77%	0.51%	130%
10/1/19 to 9/30/20	28.76	0.34	—	10.40	10.74	(0.55)	(0.91)	(1.46)	—	9.28	38.04	38.80	1,045,769	0.71	0.71	1.07	145
10/1/18 to 9/30/19	32.41	0.37	—	0.61	0.98	(1.08)	(3.55)	(4.63)	—	(3.65)	28.76	5.62	370,111	0.72	0.72	1.29	143
10/1/17 to 9/30/18	33.89	0.40	—	4.52	4.92	(1.31)	(5.09)	(6.40)	—	(1.48)	32.41	17.10	332,874	0.71	0.71	1.27	133
10/1/16 to 9/30/17	30.76	0.49	—	3.61	4.10	(0.97)	—	(0.97)	—	3.13	33.89	13.58	322,732	0.68	0.68	1.54	124 (7)
Administrative Class
10/1/20 to 9/30/21	$38.36	0.14	—	9.62	9.76	(0.30)	(2.67)	(2.97)	—	6.79	$45.15	25.79%	$ 25,665	0.91%	0.97%	0.31%	130%
10/1/19 to 9/30/20	28.95	0.35	—	10.42	10.77	(0.45)	(0.91)	(1.36)	—	9.41	38.36	38.50	13,386	0.93	0.93	0.99	145
10/1/18 to 9/30/19	32.46	0.30	—	0.61	0.91	(0.87)	(3.55)	(4.42)	—	(3.51)	28.95	5.29	550	0.97	0.97	1.03	143
10/1/17 to 9/30/18	34.08	0.33	—	4.54	4.87	(1.40)	(5.09)	(6.49)	—	(1.62)	32.46	16.88	997	0.93	0.93	1.05	133
10/1/16 to 9/30/17	30.96	0.42	—	3.62	4.04	(0.92)	—	(0.92)	—	3.12	34.08	13.30	1,240	0.89	0.89	1.32	124 (7)

AllianzGI Core Plus Bond Fund
Class P
10/1/20 to 9/30/21	$16.41	0.29	—	0.18	0.47	(0.45)	(1.08)	(1.53)	—	(1.06)	$15.35	2.89%	$ 12	0.35%	0.67%	1.83%	361%
10/1/19 to 9/30/20	16.00	0.39	—	1.00	1.39	(0.41)	(0.57)	(0.98)	—	0.41	16.41	9.18	12	0.35	0.73	2.46	552
10/1/18 to 9/30/19	14.92	0.46	—	1.06	1.52	(0.44)	—	(0.44)	—	1.08	16.00	10.39	11	0.35	0.93	3.01	864
5/30/18 (10) to 9/30/18	15.00	0.14	—	(0.11)	0.03	(0.11)	—	(0.11)	—	(0.08)	14.92	0.18	10	0.35	1.19 (11)	2.81 (11)	302
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Core Plus Bond Fund (Continued)
Institutional Class
10/1/20 to 9/30/21	$16.41	0.04	—	0.43	0.47	(0.48)	(1.08)	(1.56)	—	(1.09)	$15.32	2.92%	$ 1,650	0.32%	0.61%	0.26%	361%
10/1/19 to 9/30/20	16.00	0.40	—	1.00	1.40	(0.42)	(0.57)	(0.99)	—	0.41	16.41	9.25	39	0.30	0.74	2.49	552
10/1/18 to 9/30/19	14.92	0.47	—	1.06	1.53	(0.45)	—	(0.45)	—	1.08	16.00	10.47	11	0.30	21.03	3.06	864
5/30/18 (10) to 9/30/18	15.00	0.14	—	(0.11)	0.03	(0.11)	—	(0.11)	—	(0.08)	14.92	0.20	10	0.30	1.19 (11)	2.86 (11)	302
Class R6
10/1/20 to 9/30/21	$16.41	0.30	—	0.17	0.47	(0.47)	(1.08)	(1.55)	—	(1.08)	$15.33	2.90%	$ 52,542	0.26% (6)	0.67%	1.93%	361%
10/1/19 to 9/30/20	16.00	0.41	—	1.00	1.41	(0.43)	(0.57)	(1.00)	—	0.41	16.41	9.28	50,383	0.25	0.76	2.56	552
10/1/18 to 9/30/19	14.92	0.48	—	1.07	1.55	(0.47)	—	(0.47)	—	1.08	16.00	10.56	59,419	0.25	0.94	3.11	864
5/30/18 (10) to 9/30/18	15.00	0.15	—	(0.12)	0.03	(0.11)	—	(0.11)	—	(0.08)	14.92	0.22	40,075	0.25	1.19 (11)	2.91 (11)	302

AllianzGI Emerging Markets Consumer Fund
Class A
10/1/20 to 9/30/21	$15.88	0.14	—	0.88	1.02	(0.69)	—	(0.69)	—	0.33	$16.21	6.30%	$ 92	1.39% (12)	2.28%	0.80%	65%
10/1/19 to 9/30/20	13.51	0.12	—	2.35	2.47	(0.10)	—	(0.10)	—	2.37	15.88	18.34	63	1.40	1.81	0.86	57
10/1/18 to 9/30/19	13.88	0.12	—	(0.45)	(0.33)	(0.04)	—	(0.04)	—	(0.37)	13.51	(2.34)	62	1.52	1.75	0.90	82
10/1/17 to 9/30/18	15.76	0.11	—	(1.11)	(1.00)	(0.26)	(0.62)	(0.88)	—	(1.88)	13.88	(7.04)	69	1.55	1.78	0.68	115
10/1/16 to 9/30/17	13.60	0.21	—	2.07	2.28	(0.12)	—	(0.12)	—	2.16	15.76	16.97	155	1.55	16.84	1.47	122
Institutional Class
10/1/20 to 9/30/21	$15.89	0.10	—	0.97	1.07	(0.56)	—	(0.56)	—	0.51	$16.40	6.63%	$ 3,733	1.05% (12)	1.94%	0.59%	65%
10/1/19 to 9/30/20	13.51	0.16	—	2.37	2.53	(0.15)	—	(0.15)	—	2.38	15.89	18.84	35,448	1.05	1.51	1.12	57
10/1/18 to 9/30/19	14.05	0.17	—	(0.48)	(0.31)	(0.23)	—	(0.23)	—	(0.54)	13.51	(2.05)	39,186	1.16	1.43	1.30	82
10/1/17 to 9/30/18	15.86	0.21	—	(1.17)	(0.96)	(0.23)	(0.62)	(0.85)	—	(1.81)	14.05	(6.69)	43,333	1.20	1.37	1.36	115
10/1/16 to 9/30/17	13.68	0.22	—	2.11	2.33	(0.15)	—	(0.15)	—	2.18	15.86	17.37	43,487	1.20	1.64	1.55	122

AllianzGI Global Allocation Fund
Class A
10/1/20 to 9/30/21	$11.11	0.14	0.16	1.33	1.63	(0.22)	(0.53)	(0.75)	— (8)	0.88	$11.99	15.16% (13)	$ 49,743	0.56% (9)	1.22%	1.19%	168%
10/1/19 to 9/30/20	11.05	0.13	—	0.94	1.07	(0.12)	(0.89)	(1.01)	—	0.06	11.11	10.21	46,506	0.52	1.14	1.18	141
10/1/18 to 9/30/19	11.47	0.21	—	0.06	0.27	(0.25)	(0.44)	(0.69)	—	(0.42)	11.05 (14)	3.05 (14)	49,259	0.61	1.14	1.95	29
10/1/17 to 9/30/18	12.34	0.26	—	0.07	0.33	(0.55)	(0.65)	(1.20)	—	(0.87)	11.47	2.62	40,974	0.59	1.12	2.24	17
10/1/16 to 9/30/17	11.23	0.20	—	1.11	1.31	(0.20)	—	(0.20)	—	1.11	12.34	11.88	47,170	0.60	1.12	1.73	15
Class C
10/1/20 to 9/30/21	$11.47	0.07	0.21	1.32	1.60	(0.04)	(0.53)	(0.57)	— (8)	1.03	$12.50	14.29% (13)	$ 2,558	1.31% (9)	1.94%	0.59%	168%
10/1/19 to 9/30/20	11.37	0.06	—	0.95	1.01	(0.02)	(0.89)	(0.91)	—	0.10	11.47	9.28	3,549	1.27	1.83	0.55	141
10/1/18 to 9/30/19	11.67	0.13	—	0.08	0.21	(0.07)	(0.44)	(0.51)	—	(0.30)	11.37 (14)	2.29 (14)	6,393	1.34	1.91	1.14	29
10/1/17 to 9/30/18	12.47	0.19	0.06	0.06	0.25	(0.40)	(0.65)	(1.05)	—	(0.80)	11.67	1.90	26,220	1.33	1.86	1.56	17
10/1/16 to 9/30/17	11.32	0.13	—	1.12	1.25	(0.10)	—	(0.10)	—	1.15	12.47	11.09	34,670	1.35	1.87	1.12	15
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Global Allocation Fund (Continued)
Class P
10/1/20 to 9/30/21	$10.96	0.16	0.16	1.30	1.62	(0.26)	(0.53)	(0.79)	— (8)	0.83	$11.79	15.30% (13)	$ 6,536	0.36% (9)	1.03%	1.38%	168%
10/1/19 to 9/30/20	10.94	0.17	—	0.90	1.07	(0.16)	(0.89)	(1.05)	—	0.02	10.96	10.39	5,371	0.32	0.90	1.63	141
10/1/18 to 9/30/19	11.38	0.18	—	0.12	0.30	(0.30)	(0.44)	(0.74)	—	(0.44)	10.94 (14)	3.30 (14)	6,173	0.37	0.91	1.68	29
10/1/17 to 9/30/18	12.28	0.27	—	0.09	0.36	(0.61)	(0.65)	(1.26)	—	(0.90)	11.38	2.92	4,292	0.35	0.88	2.30	17
10/1/16 to 9/30/17	11.24	0.24	—	1.11	1.35	(0.31)	—	(0.31)	—	1.04	12.28	12.31	3,563	0.32	0.85	2.05	15
Institutional Class
10/1/20 to 9/30/21	$11.05	0.17	0.16	1.32	1.65	(0.28)	(0.53)	(0.81)	— (8)	0.84	$11.89	15.46% (13)	$ 10,820	0.31% (9)	0.86%	1.43%	168%
10/1/19 to 9/30/20	11.02	0.14	—	0.94	1.08	(0.16)	(0.89)	(1.05)	—	0.03	11.05	10.40	9,609	0.29	0.88	1.28	141
10/1/18 to 9/30/19	11.45	0.24	—	0.06	0.30	(0.29)	(0.44)	(0.73)	—	(0.43)	11.02 (14)	3.34 (14)	6,026	0.36	0.89	2.25	29
10/1/17 to 9/30/18	12.15	0.28	—	0.08	0.36	(0.41)	(0.65)	(1.06)	—	(0.70)	11.45	2.92	6,652	0.33	0.86	2.43	17
10/1/16 to 9/30/17	11.11	0.26	—	1.05	1.31	(0.27)	—	(0.27)	—	1.04	12.15	12.08	6,871	0.40	0.95	2.35	15
Class R6
10/1/20 to 9/30/21	$10.79	0.17	0.16	1.28	1.61	(0.28)	(0.53)	(0.81)	— (8)	0.80	$11.59	15.46% (13)	$ 216,700	0.26% (9)	0.91%	1.50%	168%
10/1/19 to 9/30/20	10.78	0.16	—	0.92	1.08	(0.18)	(0.89)	(1.07)	—	0.01	10.79	10.57	191,750	0.22	0.83	1.52	141
10/1/18 to 9/30/19	11.23	0.23	—	0.06	0.29	(0.30)	(0.44)	(0.74)	—	(0.45)	10.78 (14)	3.34 (14)	249,269	0.28	0.82	2.23	29
10/1/17 to 9/30/18	12.13	0.29	—	0.07	0.36	(0.61)	(0.65)	(1.26)	—	(0.90)	11.23	2.95	252,313	0.28	0.81	2.48	17
10/1/16 to 9/30/17	11.10	0.23	—	1.11	1.34	(0.31)	—	(0.31)	—	1.03	12.13	12.40	264,255	0.28	0.80	1.99	15
Administrative Class
10/1/20 to 9/30/21	$11.46	0.33	0.16	1.37	1.86	(0.37)	(0.53)	(0.90)	— (8)	0.96	$12.42	16.73% (13)	$ 42	0.47% (9)	2.34%	2.68%	168%
10/1/19 to 9/30/20	11.38	0.13	—	0.98	1.11	(0.14)	(0.89)	(1.03)	—	0.08	11.46	10.24	27	0.47	1.08	1.17	141
10/1/18 to 9/30/19	11.77	0.22	—	0.08	0.30	(0.25)	(0.44)	(0.69)	—	(0.39)	11.38 (14)	3.17 (14)	23	0.53	1.07	1.97	29
10/1/17 to 9/30/18	12.64	0.28	—	0.07	0.35	(0.57)	(0.65)	(1.22)	—	(0.87)	11.77	2.68	22	0.53	1.06	2.28	17
10/1/16 to 9/30/17	11.52	0.22	—	1.15	1.37	(0.25)	—	(0.25)	—	1.12	12.64	12.07	26	0.53	1.06	1.86	15

AllianzGI Global Dynamic Allocation Fund
Class A
10/1/20 to 9/30/21	$18.74	0.19	0.96	2.86	4.01	(1.74)	(3.55)	(5.29)	— (8)	(1.28)	$17.46	25.22% (13)	$ 3,648	0.84% (9)	1.75%	1.06%	206%
10/1/19 to 9/30/20	19.21	0.21	—	1.34	1.55	(0.72)	(1.30)	(2.02)	—	(0.47)	18.74	8.20	1,491	0.82	1.62	1.17	221
10/1/18 to 9/30/19	20.19	0.34	—	(0.48)	(0.14)	(0.36)	(0.48)	(0.84)	—	(0.98)	19.21	(0.25)	1,812	0.97	1.32	1.78	222
10/1/17 to 9/30/18	20.52	0.28	—	0.32	0.60	(0.21)	(0.72)	(0.93)	—	(0.33)	20.19	2.93	2,015	0.97	1.25	1.37	152
10/1/16 to 9/30/17	18.32	0.20	—	2.00	2.20	—	—	—	—	2.20	20.52	12.01	2,421	1.02	1.35	1.05	192
Class C
10/1/20 to 9/30/21	$18.32	0.05	1.22	2.52	3.79	(1.56)	(3.55)	(5.11)	— (8)	(1.32)	$17.00	24.29% (13)	$ 944	1.61% (9)	2.52%	0.31%	206%
10/1/19 to 9/30/20	18.84	0.07	—	1.30	1.37	(0.59)	(1.30)	(1.89)	—	(0.52)	18.32	7.37	525	1.58	2.38	0.40	221
10/1/18 to 9/30/19	19.56	0.19	—	(0.43)	(0.24)	—	(0.48)	(0.48)	—	(0.72)	18.84	(1.00)	588	1.74	2.08	1.00	222
10/1/17 to 9/30/18	20.05	0.12	—	0.31	0.43	(0.20)	(0.72)	(0.92)	—	(0.49)	19.56	2.09	1,195	1.74	2.01	0.61	152
10/1/16 to 9/30/17	18.05	0.08	—	1.92	2.00	—	—	—	—	2.00	20.05	11.08	1,325	1.77	2.08	0.42	192
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Global Dynamic Allocation Fund (Continued)
Class P
10/1/20 to 9/30/21	$19.61	0.19	0.08	3.93	4.20	(2.18)	(3.55)	(5.73)	— (8)	(1.53)	$18.08	25.45% (13)	$ 16,310	0.66% (9)	1.52%	1.01%	206%
10/1/19 to 9/30/20	19.09	0.21	—	1.61	1.82	—	(1.30)	(1.30)	—	0.52	19.61	9.73	59	0.68	1.19	1.05	221
10/1/18 to 9/30/19	20.07	0.36	—	(0.46)	(0.10)	(0.40)	(0.48)	(0.88)	—	(0.98)	19.09	(0.05)	11,456	0.80	1.12	1.95	222
10/1/17 to 9/30/18	20.48	0.32	—	0.31	0.63	(0.32)	(0.72)	(1.04)	—	(0.41)	20.07	3.08	13,436	0.80	1.03	1.58	152
10/1/16 to 9/30/17	18.36	0.28	—	1.94	2.22	(0.10)	—	(0.10)	—	2.12	20.48	12.18	12,730	0.82	1.11	1.44	192
Institutional Class
10/1/20 to 9/30/21	$19.05	0.25	1.51	2.37	4.13	(1.78)	(3.55)	(5.33)	— (8)	(1.20)	$17.85	25.59% (13)	$ 13,464	0.58% (9)	1.56%	1.39%	206%
10/1/19 to 9/30/20	19.50	0.26	—	1.37	1.63	(0.78)	(1.30)	(2.08)	—	(0.45)	19.05	8.52	12,294	0.54	1.40	1.42	221
10/1/18 to 9/30/19	20.22	0.39	—	(0.45)	(0.06)	(0.18)	(0.48)	(0.66)	—	(0.72)	19.50	0.03	9,330	0.70	1.12	2.05	222
10/1/17 to 9/30/18	20.61	0.34	—	0.32	0.66	(0.33)	(0.72)	(1.05)	—	(0.39)	20.22	3.18	13,225	0.70	0.94	1.65	152
10/1/16 to 9/30/17	18.37	0.27	—	1.98	2.25	(0.01)	—	(0.01)	—	2.24	20.61	12.27	31,783	0.75	1.03	1.42	192
Class R6
10/1/20 to 9/30/21	$18.75	0.25	1.50	2.33	4.08	(1.63)	(3.55)	(5.18)	— (8)	(1.10)	$17.65	25.61% (13)	$ 22,314	0.58% (6)(9)	1.48%	1.40%	206%
10/1/19 to 9/30/20	19.18	0.27	—	1.33	1.60	(0.73)	(1.30)	(2.03)	—	(0.43)	18.75	8.54	30,996	0.54	1.28	1.45	221
10/1/18 to 9/30/19	20.15	0.39	—	(0.48)	(0.09)	(0.40)	(0.48)	(0.88)	—	(0.97)	19.18	(0.01)	127,285	0.70	1.01	2.08	222
10/1/17 to 9/30/18	20.56	0.34	—	0.32	0.66	(0.35)	(0.72)	(1.07)	—	(0.41)	20.15	3.19	192,375	0.70	0.91	1.67	152
10/1/16 to 9/30/17	18.38	0.28	—	1.99	2.27	(0.09)	—	(0.09)	—	2.18	20.56	12.39	231,584	0.70	0.99	1.49	192
Administrative Class
10/1/20 to 9/30/21	$18.67	0.20	1.37	2.43	4.00	(1.74)	(3.55)	(5.29)	— (8)	(1.29)	$17.38	25.27% (13)	$ 31	0.82% (9)	1.71%	1.13%	206%
10/1/19 to 9/30/20	19.16	0.21	—	1.34	1.55	(0.74)	(1.30)	(2.04)	—	(0.49)	18.67	8.24	25	0.79	1.57	1.18	221
10/1/18 to 9/30/19	20.15	0.34	—	(0.48)	(0.14)	(0.37)	(0.48)	(0.85)	—	(0.99)	19.16	(0.26)	23	0.95	1.27	1.80	222
10/1/17 to 9/30/18	20.55	0.29	—	0.32	0.61	(0.29)	(0.72)	(1.01)	—	(0.40)	20.15	2.93	23	0.96	1.17	1.42	152
10/1/16 to 9/30/17	18.35	0.23	—	1.97	2.20	—	—	—	—	2.20	20.55	11.99	23	1.00	1.25	1.18	192

AllianzGI Global Sustainability Fund
Class A
10/1/20 to 9/30/21	$21.06	0.13	—	4.97	5.10	(0.16)	(0.50)	(0.66)	—	4.44	$25.50	24.61%	$ 5,305	0.94%	1.37%	0.54%	30%
10/1/19 to 9/30/20	18.27	0.11	—	3.03	3.14	(0.02)	(0.33)	(0.35)	—	2.79	21.06	17.35	2,350	0.98	1.44	0.58	31
10/1/18 to 9/30/19	19.46	0.14	—	0.04	0.18	(0.30)	(1.07)	(1.37)	—	(1.19)	18.27	2.43	1,444	1.09	1.84	0.77	49
10/1/17 to 9/30/18	17.96	0.17	—	1.98	2.15	(0.21)	(0.44)	(0.65)	—	1.50	19.46	12.23	614	1.09	1.70	0.92	20
10/1/16 to 9/30/17	15.80	0.13	—	2.20	2.33	(0.14)	(0.03)	(0.17)	—	2.16	17.96	14.94	402	1.12	7.55	0.79	27
Class P
10/1/20 to 9/30/21	$21.22	0.10	—	5.07	5.17	(0.17)	(0.50)	(0.67)	—	4.50	$25.72	24.78%	$ 5,336	0.79%	1.17%	0.44%	30%
10/1/19 to 9/30/20	18.39	0.14	—	3.05	3.19	(0.03)	(0.33)	(0.36)	—	2.83	21.22	17.52	28,372	0.84	1.13	0.74	31
10/1/18 to 9/30/19	19.68	0.21	—	(0.02)	0.19	(0.41)	(1.07)	(1.48)	—	(1.29)	18.39	2.56	21,582	0.94	1.65	1.17	49
10/1/17 to 9/30/18	18.13	0.16	—	2.05	2.21	(0.22)	(0.44)	(0.66)	—	1.55	19.68	12.44	11,362	0.94	1.25	0.84	20
10/1/16 to 9/30/17	15.91	0.15	—	2.23	2.38	(0.13)	(0.03)	(0.16)	—	2.22	18.13	15.13	64	0.96	1.62	0.88	27
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Global Sustainability Fund (Continued)
Institutional Class
10/1/20 to 9/30/21	$21.64	0.18	—	5.13	5.31	(0.17)	(0.50)	(0.67)	—	4.64	$26.28	24.95%	$ 114,884	0.69%	1.09%	0.72%	30%
10/1/19 to 9/30/20	18.75	0.17	—	3.10	3.27	(0.05)	(0.33)	(0.38)	—	2.89	21.64	17.59	132,073	0.74	1.03	0.88	31
10/1/18 to 9/30/19	19.72	0.19	—	0.06	0.25	(0.15)	(1.07)	(1.22)	—	(0.97)	18.75	2.63	2,072	0.84	1.66	1.05	49
10/1/17 to 9/30/18	18.13	0.22	—	2.00	2.22	(0.19)	(0.44)	(0.63)	—	1.59	19.72	12.52	28,237	0.84	1.43	1.18	20
10/1/16 to 9/30/17	15.92	0.19	—	2.20	2.39	(0.15)	(0.03)	(0.18)	—	2.21	18.13	15.25	26,615	0.89	1.63	1.16	27

AllianzGI High Yield Bond Fund
Class A
10/1/20 to 9/30/21	$ 8.39	0.43	—	0.58	1.01	(0.43)	—	(0.43)	—	0.58	$ 8.97	12.20%	$ 20,763	1.13% (6)	1.14%	4.93%	153%
10/1/19 to 9/30/20	8.91	0.42	—	(0.50)	(0.08)	(0.44)	—	(0.44)	—	(0.52)	8.39	(0.82)	20,251	1.12	1.12	4.96	143
10/1/18 to 9/30/19	8.91	0.43	—	0.01	0.44	(0.44)	—	(0.44)	—	—	8.91	5.18	26,937	1.07	1.07	4.98	70
10/1/17 to 9/30/18	9.31	0.45	—	(0.39)	0.06	(0.46)	—	(0.46)	—	(0.40)	8.91	0.67	33,768	1.05	1.05	4.93	40
10/1/16 to 9/30/17	9.14	0.48	—	0.18	0.66	(0.49)	—	(0.49)	—	0.17	9.31	7.42	58,525	1.09	1.09	5.19	37
Class C
10/1/20 to 9/30/21	$ 8.38	0.37	—	0.56	0.93	(0.36)	—	(0.36)	—	0.57	$ 8.95	11.32%	$ 2,255	1.86% (6)	1.89%	4.21%	153%
10/1/19 to 9/30/20	8.89	0.36	—	(0.49)	(0.13)	(0.38)	—	(0.38)	—	(0.51)	8.38	(1.41)	3,880	1.81	1.81	4.26	143
10/1/18 to 9/30/19	8.90	0.37	—	—	0.37	(0.38)	—	(0.38)	—	(0.01)	8.89	4.33	4,880	1.76	1.76	4.28	70
10/1/17 to 9/30/18	9.30	0.39	—	(0.39)	—	(0.40)	—	(0.40)	—	(0.40)	8.90	0.02	8,544	1.71	1.71	4.27	40
10/1/16 to 9/30/17	9.12	0.42	—	0.20	0.62	(0.44)	—	(0.44)	—	0.18	9.30	6.90	11,723	1.70	1.70	4.59	37
Class P
10/1/20 to 9/30/21	$ 8.01	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—	0.53	$ 8.54	12.47%	$ 4,196	0.85%	0.95%	5.20%	153%
10/1/19 to 9/30/20	8.53	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—	(0.52)	8.01	(0.46)	10,113	0.80	0.80	5.28	143
10/1/18 to 9/30/19	8.55	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—	(0.02)	8.53	5.56	12,128	0.73	0.73	5.31	70
10/1/17 to 9/30/18	8.96	0.46	—	(0.38)	0.08	(0.49)	—	(0.49)	—	(0.41)	8.55	0.94	17,535	0.70	0.70	5.26	40
10/1/16 to 9/30/17	8.80	0.50	—	0.19	0.69	(0.53)	—	(0.53)	—	0.16	8.96	8.07	35,931	0.67	0.67	5.62	37
Institutional
10/1/20 to 9/30/21	$ 8.04	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—	0.53	$ 8.57	12.43%	$ 42,666	0.87%	0.88%	5.19%	153%
10/1/19 to 9/30/20	8.56	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—	(0.52)	8.04	(0.50)	51,920	0.83	0.83	5.22	143
10/1/18 to 9/30/19	8.58	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—	(0.02)	8.56	5.48	77,365	0.79	0.79	5.25	70
10/1/17 to 9/30/18	8.98	0.46	—	(0.37)	0.09	(0.49)	—	(0.49)	—	(0.400)	8.58	1.03	122,078	0.73	0.73	5.26	40
10/1/16 to 9/30/17	8.83	0.50	—	0.18	0.68	(0.53)	—	(0.53)	—	0.15	8.98	7.91	155,022	0.69	0.69	5.61	37
Administrative Class
10/1/20 to 9/30/21	$ 8.02	0.74	—	0.40	1.14	(0.64)	—	(0.64)	—	0.50	$ 8.52	14.60%	$ 111	1.00%	2.16%	8.73%	153%
10/1/19 to 9/30/20	8.54	0.42	—	(0.48)	(0.06)	(0.46)	—	(0.46)	—	(0.52)	8.02	(0.63)	26	1.00	1.00	5.14	143
10/1/18 to 9/30/19	8.44	0.43	—	0.03	0.46	(0.36)	—	(0.36)	—	0.10	8.54	5.60	24	0.94	0.94	5.10	70
10/1/17 to 9/30/18	8.84	0.44	—	(0.37)	0.07	(0.47)	—	(0.47)	—	(0.40)	8.44	0.83	20	0.88	0.88	4.93	40
10/1/16 to 9/30/17	8.70	0.48	—	0.17	0.65	(0.51)	—	(0.51)	—	0.14	8.84	7.75	1,490	0.86	0.86	5.45	37
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

AllianzGI International Small-Cap Fund
Class A
10/1/20 to 9/30/21	$34.36	0.22	—	7.76	7.98	(0.30)	(0.13)	(0.43)	—	7.55	$41.91	23.32%	$ 4,853	1.25%	1.77%	0.54%	51%
10/1/19 to 9/30/20	32.15	0.15	—	2.54	2.69	(0.48)	—	(0.48)	—	2.21	34.36	8.37	3,619	1.25	1.75	0.47	60
10/1/18 to 9/30/19	43.09	0.34	—	(6.28)	(5.94)	(0.10)	(4.90)	(5.00)	—	(10.94)	32.15	(12.05)	4,826	1.25	1.94	1.05	55
10/1/17 to 9/30/18	41.19	0.42	—	2.41	2.83	(0.25)	(0.68)	(0.93)	—	1.90	43.09	6.88	9,108	1.25	1.50	0.95	62
10/1/16 to 9/30/17	34.57	—	—	6.93	6.93	(0.31)	—	(0.31)	—	6.62	41.19 (14)	20.34 (14)	6,068	1.36	1.93	0.01	67
Class C
10/1/20 to 9/30/21	$33.00	(0.24)	—	7.60	7.36	(0.11)	(0.13)	(0.24)	—	7.12	$40.12	22.36%	$ 373	2.00%	2.47%	(0.62) %	51%
10/1/19 to 9/30/20	30.72	(0.08)	—	2.40	2.32	(0.04)	—	(0.04)	—	2.28	33.00	7.56	722	2.00	2.49	(0.27)	60
10/1/18 to 9/30/19	41.63	0.05	—	(6.06)	(6.01)	—	(4.90)	(4.90)	—	(10.91)	30.72	(12.75)	963	2.04	2.59	0.16	55
10/1/17 to 9/30/18	40.01	(0.15)	—	2.55	2.40	(0.10)	(0.68)	(0.78)	—	1.62	41.63	5.99	2,610	2.08	2.27	(0.35)	62
10/1/16 to 9/30/17	33.78	(0.19)	—	6.67	6.48	(0.25)	—	(0.25)	—	6.23	40.01 (14)	19.39 (14)	2,829	2.14	2.50	(0.56)	67
Class P
10/1/20 to 9/30/21	$34.20	0.27	—	7.72	7.99	(0.29)	(0.13)	(0.42)	—	7.57	$41.77	23.45%	$ 10,911	1.10%	1.53%	0.65%	51%
10/1/19 to 9/30/20	31.91	0.17	—	2.56	2.73	(0.44)	—	(0.44)	—	2.29	34.20	8.55	10,751	1.10	1.49	0.53	60
10/1/18 to 9/30/19	43.06	0.33	—	(6.25)	(5.92)	(0.33)	(4.90)	(5.23)	—	(11.15)	31.91	(11.92)	19,740	1.10	1.58	1.01	55
10/1/17 to 9/30/18	41.33	0.22	—	2.68	2.90	(0.49)	(0.68)	(1.17)	—	1.73	43.06	7.02	48,830	1.10	1.29	0.51	62
10/1/16 to 9/30/17	34.66	0.19	—	6.82	7.01	(0.34)	—	(0.34)	—	6.67	41.33 (14)	20.55 (14)	55,843	1.17	1.42	0.55	67
Institutional Class
10/1/20 to 9/30/21	$35.49	0.29	—	8.03	8.32	(0.44)	(0.13)	(0.57)	—	7.75	$43.24	23.55%	$ 29,125	1.04%	1.50%	0.69%	51%
10/1/19 to 9/30/20	33.21	0.23	—	2.63	2.86	(0.58)	—	(0.58)	—	2.28	35.49	8.61	31,942	1.04	1.51	0.69	60
10/1/18 to 9/30/19	44.65	0.47	—	(6.58)	(6.11)	(0.43)	(4.90)	(5.33)	—	(11.44)	33.21	(11.88)	40,477	1.04	1.61	1.39	55
10/1/17 to 9/30/18	42.85	0.32	—	2.71	3.03	(0.55)	(0.68)	(1.23)	—	1.80	44.65	7.09	49,443	1.05	1.28	0.70	62
10/1/16 to 9/30/17	35.91	0.36	—	6.92	7.28	(0.34)	—	(0.34)	—	6.94	42.85 (14)	20.58 (14)	67,921	1.11	1.43	0.94	67
Class R6
10/1/20 to 9/30/21	$35.17	0.32	—	7.94	8.26	(0.44)	(0.13)	(0.57)	—	7.69	$42.86	23.60%	$ 31,785	1.00%	1.41%	0.77%	51%
10/1/19 to 9/30/20	33.03	0.26	—	2.59	2.85	(0.71)	—	(0.71)	—	2.14	35.17	8.63	29,889	1.00	1.43	0.80	60
10/1/18 to 9/30/19	44.64	0.48	—	(6.59)	(6.11)	(0.60)	(4.90)	(5.50)	—	(11.61)	33.03	(11.82)	28,630	1.00	1.49	1.44	55
10/1/17 to 9/30/18	42.90	0.40	—	2.66	3.06	(0.64)	(0.68)	(1.32)	—	1.74	44.64	7.14	33,876	1.00	1.22	0.87	62
10/1/16 to 9/30/17	35.94	0.22	—	7.09	7.31	(0.35)	—	(0.35)	—	6.96	42.90 (14)	20.66 (14)	17,804	1.05	1.42	0.60	67

AllianzGI Preferred Securities and Income Fund
Class P
10/1/20 to 9/30/21	$14.73	0.68	—	1.80	2.48	(0.77)	(0.09)	(0.86)	— (8)	1.62	$16.35	17.18% (13)	$ 13	0.60%	1.08%	4.29%	132%
10/1/19 to 9/30/20	15.65	0.63	—	(0.48)	0.15	(0.68)	(0.39)	(1.07)	—	(0.92)	14.73	1.01	11	0.60	1.36	4.27	166
10/1/18 to 9/30/19	15.06	0.68	—	0.64	1.32	(0.71)	(0.02)	(0.73)	—	0.59	15.65	9.14	11	0.60	2.04	4.55	98
5/30/18 (10) to 9/30/18	15.00	0.23	—	0.03	0.26	(0.20)	—	(0.20)	—	0.06	15.06	1.74	10	0.60 (11)	3.21 (11)	4.62 (11)	39
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Preferred Securities and Income Fund (Continued)
Institutional Class
10/1/20 to 9/30/21	$14.74	0.69	—	1.79	2.48	(0.77)	(0.09)	(0.86)	— (8)	1.62	$16.36	17.13% (13)	$ 6,904	0.55%	1.21%	4.36%	132%
10/1/19 to 9/30/20	15.65	0.66	—	(0.50)	0.16	(0.68)	(0.39)	(1.07)	—	(0.91)	14.74	1.13	7,662	0.55	1.34	4.52	166
10/1/18 to 9/30/19	15.06	0.69	—	0.64	1.33	(0.72)	(0.02)	(0.74)	—	0.59	15.65	9.21	3,035	0.55	2.09	4.62	98
5/30/18 (10) to 9/30/18	15.00	0.26	—	—	0.26	(0.20)	—	(0.20)	—	0.06	15.06	1.76	1,548	0.56 (11)	4.22 (11)	5.28 (11)	39
Class R6
10/1/20 to 9/30/21	$14.73	0.70	—	1.80	2.50	(0.78)	(0.09)	(0.87)	— (8)	1.63	$16.36	17.32% (13)	$ 16,296	0.50%	1.08%	4.39%	132%
10/1/19 to 9/30/20	15.65	0.65	—	(0.49)	0.16	(0.69)	(0.39)	(1.08)	—	(0.92)	14.73	1.10	17,839	0.50	1.35	4.41	166
10/1/18 to 9/30/19	15.06	0.70	—	0.64	1.34	(0.73)	(0.02)	(0.75)	—	0.59	15.65	9.26	14,646	0.50	2.00	4.66	98
5/30/18 (10) to 9/30/18	15.00	0.24	—	0.03	0.27	(0.21)	—	(0.21)	—	0.06	15.06	1.78	10,157	0.50 (11)	3.22 (11)	4.71 (11)	39

AllianzGI Short Duration High Income Fund
Class A
10/1/20 to 9/30/21	$13.99	0.62	—	0.84	1.46	(0.86)	—	(0.86)	—	0.60	$14.59	10.65%	$ 145,424	0.86%	0.93%	4.24%	69%
10/1/19 to 9/30/20	14.62	0.58	—	(0.54)	0.04	(0.67)	—	(0.67)	—	(0.63)	13.99	0.37	136,690	0.86	0.87	4.13	81
10/1/18 to 9/30/19	14.93	0.51	—	(0.11)	0.40	(0.71)	—	(0.71)	—	(0.31)	14.62	2.85	136,086	0.88	0.88	3.52	47
10/1/17 to 9/30/18	15.18	0.59	—	(0.16)	0.43	(0.68)	—	(0.68)	—	(0.25)	14.93	2.95	150,899	0.89	0.89	3.92	60
10/1/16 to 9/30/17	15.29	0.60	—	0.04	0.64	(0.75)	—	(0.75)	—	(0.11)	15.18	4.27	218,312	0.89	0.89	3.94	88
Class C
10/1/20 to 9/30/21	$13.98	0.58	—	0.84	1.42	(0.77)	—	(0.77)	—	0.65	$14.63	10.34%	$ 77,032	1.11%	1.20%	4.00%	69%
10/1/19 to 9/30/20	14.61	0.54	—	(0.54)	—	(0.63)	—	(0.63)	—	(0.63)	13.98	0.12	90,863	1.12	1.13	3.86	81
10/1/18 to 9/30/19	14.90	0.47	—	(0.10)	0.37	(0.66)	—	(0.66)	—	(0.29)	14.61	2.58	117,058	1.14	1.14	3.25	47
10/1/17 to 9/30/18	15.15	0.55	—	(0.15)	0.40	(0.65)	—	(0.65)	—	(0.25)	14.90	2.74	135,483	1.11	1.11	3.70	60
10/1/16 to 9/30/17	15.27	0.56	—	0.03	0.59	(0.71)	—	(0.71)	—	(0.12)	15.15	4.00	148,587	1.12	1.12	3.70	88
Class P
10/1/20 to 9/30/21	$13.90	0.65	—	0.83	1.48	(0.86)	—	(0.86)	—	0.62	$14.52	10.81%	$ 247,819	0.65%	0.76%	4.45%	69%
10/1/19 to 9/30/20	14.51	0.59	—	(0.51)	0.08	(0.69)	—	(0.69)	—	(0.61)	13.90	0.69	264,908	0.63	0.67	4.16	81
10/1/18 to 9/30/19	14.88	0.53	—	(0.10)	0.43	(0.80)	—	(0.80)	—	(0.37)	14.51	3.05	501,138	0.65	0.65	3.70	47
10/1/17 to 9/30/18	15.13	0.62	—	(0.15)	0.47	(0.72)	—	(0.72)	—	(0.25)	14.88	3.21	411,367	0.65	0.65	4.14	60
10/1/16 to 9/30/17	15.24	0.63	—	0.05	0.68	(0.79)	—	(0.79)	—	(0.11)	15.13	4.56	700,376	0.63	0.63	4.19	88
Institutional Class
10/1/20 to 9/30/21	$13.89	0.65	—	0.84	1.49	(0.91)	—	(0.91)	—	0.58	$14.47	10.91%	$ 251,201	0.60%	0.70%	4.50%	69%
10/1/19 to 9/30/20	14.52	0.61	—	(0.54)	0.07	(0.70)	—	(0.70)	—	(0.63)	13.89	0.63	285,572	0.61	0.64	4.35	81
10/1/18 to 9/30/19	14.89	0.54	—	(0.11)	0.43	(0.80)	—	(0.80)	—	(0.37)	14.52	3.06	388,672	0.63	0.63	3.74	47
10/1/17 to 9/30/18	15.14	0.63	—	(0.15)	0.48	(0.73)	—	(0.73)	—	(0.25)	14.89	3.26	388,443	0.60	0.60	4.20	60
10/1/16 to 9/30/17	15.25	0.64	—	0.04	0.68	(0.79)	—	(0.79)	—	(0.11)	15.14	4.61	539,078	0.59	0.59	4.22	88
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
AllianzGI Short Duration High Income Fund (Continued)
Class R6
10/1/20 to 9/30/21	$13.89	0.66	—	0.83	1.49	(0.90)	—	(0.90)	—	0.59	$14.48	10.95%	$ 21,117	0.55%	0.63%	4.59%	69%
10/1/19 to 9/30/20	14.52	0.62	—	(0.54)	0.08	(0.71)	—	(0.71)	—	(0.63)	13.89	0.70	33,741	0.55	0.56	4.49	81
10/1/18 to 9/30/19	14.89	0.56	—	(0.11)	0.45	(0.82)	—	(0.82)	—	(0.37)	14.52	3.20	39,234	0.57	0.57	3.89	47
10/1/17 to 9/30/18	15.14	0.64	—	(0.16)	0.48	(0.73)	—	(0.73)	—	(0.25)	14.89	3.29	52,922	0.55	0.55	4.27	60
2/1/17 (10) to 9/30/17	15.18	0.42	—	0.03	0.45	(0.49)	—	(0.49)	—	(0.04)	15.14	3.04	70,595	0.56	0.56	4.25	88

AllianzGI Water Fund
Class A
10/1/20 to 9/30/21	$17.63	0.26	—	4.87	5.13	(0.04)	(0.27)	(0.31)	—	4.82	$22.45	29.41%	$ 286,453	1.22%	1.45%	1.23%	32%
10/1/19 to 9/30/20	16.31	0.06	—	1.77	1.83	(0.11)	(0.40)	(0.51)	—	1.32	17.63	11.35	200,384	1.22	1.40	0.37	28
10/1/18 to 9/30/19	15.54	0.11	—	1.15	1.26	(0.13)	(0.36)	(0.49)	—	0.77	16.31	8.88	177,463	1.23	1.40	0.76	33
10/1/17 to 9/30/18	15.49	0.13	—	0.34	0.47	(0.04)	(0.38)	(0.42)	—	0.05	15.54	3.05	172,374	1.19	1.41	0.84	34
10/1/16 to 9/30/17	14.46	0.08	—	1.08	1.16	(0.05)	(0.08)	(0.13)	—	1.03	15.49	8.18	190,693	1.33	1.44	0.59	29
Class C
10/1/20 to 9/30/21	$16.73	0.09	—	4.63	4.72	— (8)	(0.27)	(0.27)	—	4.45	$21.18	28.48%	$ 68,805	1.97%	2.20%	0.43%	32%
10/1/19 to 9/30/20	15.52	(0.06)	—	1.67	1.61	—	(0.40)	(0.40)	—	1.21	16.73	10.48	57,901	1.97	2.16	(0.38)	28
10/1/18 to 9/30/19	14.79	—	—	1.10	1.10	(0.01)	(0.36)	(0.37)	—	0.73	15.52	8.02	70,175	1.98	2.15	0.01	33
10/1/17 to 9/30/18	14.82	0.01	—	0.34	0.35	—	(0.38)	(0.38)	—	(0.03)	14.79	2.35	83,156	1.94	2.16	0.07	34
10/1/16 to 9/30/17	13.90	(0.01)	—	1.01	1.00	—	(0.08)	(0.08)	—	0.92	14.82	7.32	89,250	2.07	2.19	(0.07)	29
Class P
10/1/20 to 9/30/21	$17.68	0.32	—	4.88	5.20	(0.08)	(0.27)	(0.35)	—	4.85	$22.53	29.77%	$ 339,111	0.94%	1.25%	1.51%	32%
10/1/19 to 9/30/20	16.33	0.11	—	1.77	1.88	(0.13)	(0.40)	(0.53)	—	1.35	17.68	11.67	240,922	0.94	1.16	0.66	28
10/1/18 to 9/30/19	15.59	0.15	—	1.14	1.29	(0.19)	(0.36)	(0.55)	—	0.74	16.33	9.14	210,425	0.95	1.17	1.03	33
10/1/17 to 9/30/18	15.57	0.17	—	0.36	0.53	(0.13)	(0.38)	(0.51)	—	0.02	15.59	3.40	243,338	0.93	1.15	1.12	34
10/1/16 to 9/30/17	14.54	0.15	—	1.04	1.19	(0.08)	(0.08)	(0.16)	—	1.03	15.57	8.40	210,746	1.04	1.16	1.02	29
Institutional Class
10/1/20 to 9/30/21	$17.33	0.33	—	4.77	5.10	(0.10)	(0.27)	(0.37)	—	4.73	$22.06	29.76%	$ 325,247	0.93%	1.21%	1.57%	32%
10/1/19 to 9/30/20	16.03	0.11	—	1.74	1.85	(0.15)	(0.40)	(0.55)	—	1.30	17.33	11.71	204,320	0.93	1.13	0.68	28
10/1/18 to 9/30/19	15.31	0.15	—	1.11	1.26	(0.18)	(0.36)	(0.54)	—	0.72	16.03	9.12	152,496	0.94	1.18	1.04	33
10/1/17 to 9/30/18	15.32	0.17	—	0.34	0.51	(0.14)	(0.38)	(0.52)	—	(0.01)	15.31	3.36	164,322	0.92	1.14	1.13	34
10/1/16 to 9/30/17	14.33	0.16	—	1.02	1.18	(0.11)	(0.08)	(0.19)	—	0.99	15.32	8.49	142,353	1.01	1.15	1.13	29
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

NFJ Emerging Markets Value Fund
Class A
10/1/20 to 9/30/21	$18.09	0.05	—	2.17	2.22	(0.20)	—	(0.20)	—	2.02	$20.11	12.24%	$ 15,565	1.14%	1.50%	0.26%	56%
10/1/19 to 9/30/20	15.55	0.15	—	2.58	2.73	(0.19)	—	(0.19)	—	2.54	18.09	17.63	14,907	1.14	1.64	0.89	105
10/1/18 to 9/30/19	16.18	0.42	—	(0.68)	(0.26)	(0.37)	—	(0.37)	—	(0.63)	15.55	(1.68)	14,395	1.15	1.65	2.69	101
10/1/17 to 9/30/18	17.24	0.41	—	(1.14)	(0.73)	(0.26)	(0.07)	(0.33)	—	(1.06)	16.18	4.36	22,590	1.14	1.65	2.31	116
10/1/16 to 9/30/17	14.31	0.40	—	2.85	3.25	(0.32)	—	(0.32)	—	2.93	17.24 (15)	23.07 (14)	11,026	1.22	3.32	2.58	120
Class C
10/1/20 to 9/30/21	$18.07	(0.11)	—	2.17	2.06	(0.01)	—	(0.01)	—	2.05	$20.12	11.40%	$ 914	1.89%	2.25%	(0.51) %	56%
10/1/19 to 9/30/20	15.56	0.03	—	2.57	2.60	(0.09)	—	(0.09)	—	2.51	18.07	16.75	1,016	1.89	2.37	0.16	105
10/1/18 to 9/30/19	16.23	0.35	—	(0.73)	(0.38)	(0.29)	—	(0.29)	—	(0.67)	15.56	(2.38)	1,006	1.90	2.40	2.24	101
10/1/17 to 9/30/18	17.33	0.24	—	(1.11)	(0.87)	(0.16)	(0.07)	(0.23)	—	(1.10)	16.23	(5.08)	1,196	1.90	2.38	1.35	116
10/1/16 to 9/30/17	14.29	0.34	—	2.81	3.15	(0.11)	—	(0.11)	—	3.04	17.33 (15)	22.06 (14)	527	1.95	4.00	2.16	120
Class P
10/1/20 to 9/30/21	$18.05	0.09	—	2.15	2.24	(0.30)	—	(0.30)	—	1.94	$19.99	12.40%	$ 10,449	0.99% (9)	1.47%	0.44%	56%
10/1/19 to 9/30/20	15.53	0.22	—	2.53	2.75	(0.23)	—	(0.23)	—	2.52	18.05	17.85	7,192	0.99	1.27	1.33	105
10/1/18 to 9/30/19	16.16	0.45	—	(0.69)	(0.24)	(0.39)	—	(0.39)	—	(0.63)	15.53	(1.53)	2,022	0.99	1.32	2.90	101
10/1/17 to 9/30/18	17.13	0.36	—	(1.08)	(0.72)	(0.18)	(0.07)	(0.25)	—	(0.97)	16.16	(4.30)	3,312	0.98	1.48	2.03	116
10/1/16 to 9/30/17	14.31	0.46	—	2.78	3.24	(0.42)	—	(0.42)	—	2.82	17.13 (15)	23.22 (14)	19,899	1.05	3.00	2.99	120
Institutional Class
10/1/20 to 9/30/21	$18.01	0.11	—	2.15	2.26	(0.29)	—	(0.29)	—	1.97	$19.98	12.50%	$ 122,736	0.89%	1.27%	0.50%	56%
10/1/19 to 9/30/20	15.48	0.19	—	2.57	2.76	(0.23)	—	(0.23)	—	2.53	18.01	17.95	115,817	0.89	1.34	1.18	105
10/1/18 to 9/30/19	16.29	0.49	—	(0.73)	(0.24)	(0.57)	—	(0.57)	—	(0.81)	15.48	(1.45)	90,711	0.90	1.37	3.13	101
10/1/17 to 9/30/18	17.49	0.42	—	(1.11)	(0.69)	(0.44)	(0.07)	(0.51)	—	(1.20)	16.29	(4.12)	111,161	0.90	1.39	2.41	116
10/1/16 to 9/30/17	14.46	0.44	—	2.91	3.35	(0.32)	—	(0.32)	—	3.03	17.49 (15)	23.33 (14)	34,444	0.95	2.87	2.71	120

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	See Note 4D in Notes to Financial Statements for information on recapture of expenses previously reimbursed and/or waived.
(7)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(8)	Amount is less than $0.005 per share.
(9)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(10)	Inception date.
(11)	Certain expenses incurred by the Fund were not annualized.
(12)	Net expense ratio includes extraordinary proxy expenses.
(13)	Payment from affiliate had no impact on total return.
(14)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(15)	Payments from affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 2021
Note 1. Organization
Virtus Strategy Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, the Trust is comprised of 12 funds (each a “Fund” or collectively the “Funds”), each reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Effective February 1, 2021, the name of the Trust changed from “Allianz Funds Multi-Strategy Trust” to “Virtus Strategy Trust”.
The AllianzGI Convertible Fund and AllianzGI High Yield Bond Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares. The AllianzGI Core Plus Bond Fund and AllianzGI Preferred Securities and Income Fund offer Class P shares, Institutional Class shares, and Class R6 shares. The AllianzGI Emerging Markets Consumer Fund offers Class A shares and Institutional Class shares. The AllianzGI Global Allocation Fund and AllianzGI Global Dynamic Allocation Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares. The AllianzGI Global Sustainability Fund offers Class A shares, Class P shares, and Institutional Class shares. The AllianzGI International Small-Cap Fund and AllianzGI Short Duration High Income Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, and Class R6 shares. The AllianzGI Water Fund and NFJ Emerging Markets Value Fund offer Class A shares, Class C shares, Institutional Class shares, and Class P shares.
Class A shares of AllianzGI High Yield Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of AllianzGI Short Duration High Income Fund are sold with a front-end sales charge of up to 2.25% with some exceptions. Class A shares of all other Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% - 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the AllianzGI Short Duration High Income Fund, and 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On May 21, 2021, all Class R shares for the AllianzGI Convertible Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI High Yield Bond Fund, and AllianzGI International Small-Cap Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective February 26, 2021, if an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are sold without a front-end sales charge or CDSC.
Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for each fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations.
Institutional Class shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor or transfer agent to offer Institutional Class shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class shares.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Starting February 1, 2021, concurrent with the change in adviser to Virtus Investment Advisers, Inc. (the “Adviser”) (as detailed in Note 4A), the Funds adopted valuation policies and procedures used by the other Virtus-sponsored registered Funds.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
          Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
         Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
         Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Payment In-Kind Securities
Certain Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
J.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
K.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
L.	Repurchase Agreements
Certain Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. As of September 30, 2021, the Funds did not hold any repurchase agreements.
M.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended September 30, 2021, the AllianzGI Core Plus Bond Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund and AllianzGI Preferred Securities and Income Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
During the year ended September 30, 2021, the AllianzGI Global Sustainability Fund, AllianzGI International Small-Cap Fund and AllianzGI Water Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
C.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended September 30, 2021, the AllianzGI Core Plus Bond Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund and AllianzGI Preferred Securities and Income Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the year ended September 30, 2021, AllianzGI Global Dynamic Allocation Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At September 30, 2021, the AllianzGI Global Dynamic Allocation Fund did not hold Swap Baskets.
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
During the year ended September 30, 2021, the Funds did not utilize interest rate swaps.
Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.
During the year ended September 30, 2021, the Funds did not utilize inflation swaps.
Variance swaps –Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.
During the year ended September 30, 2021, the AllianzGI Global Dynamic Allocation Fund utilized variance swaps to capitalize on volatility in the equity markets.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the financial statements as of September 30, 2021:
The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2021:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Primary Risk				AllianzGI Core Plus Bond Fund	AllianzGI Global Allocation Fund
Asset Derivatives
Credit contracts	Swaps at value	$ 1	$ 36
Equity contracts	Variation margin payable on futures contracts(1)	—	15
Currency contracts	Variation margin payable on futures contracts(1)	—	198
Interest rate contracts	Variation margin payable on futures contracts(1)	48	419
Total		$ 49	$ 668
Liability Derivatives
Credit contracts	Swaps, at value	$(584)	$ (565)
Equity contracts	Variation margin payable on futures contracts(1)	—	(1,128)
Interest rate contracts	Variation margin payable on futures contracts(1)	(38)	(194)
Total		$(622)	$(1,887)

Primary Risk				AllianzGI Global Dynamic Allocation Fund	AllianzGI Preferred Securities and Income Fund
Asset Derivatives
Equity contracts	Swaps at value	$ 35	$ —
Interest rate contracts	Variation margin payable on futures contracts(1)	67	—
Total		$ 102	$ —
Liability Derivatives
Credit contracts	Swaps at value	$ (80)	$(208)
Equity contracts	Variation margin payable on futures contracts(1)	(218)	—
Equity contracts	Swaps at value	(76)	—
Interest rate contracts	Variation margin payable on futures contracts(1)	(126)	(2)
Total		$(500)	$(210)
(1) Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. Current day’s variation margin is reported within the Statements of Assets and Liabilities.
The effect of derivatives on the Statements of Operations for the year ended September 30, 2021:
Primary Risk		AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund
Net Realized Gain (Loss) From
Credit contracts	Swaps	$ (323)	$—	$ 43
Equity contracts	Futures	—	—	10,429
Equity contracts	Swaps	—	—	—
Currency contracts	Forward foreign currency transactions	—	— (1)	— (1)
Currency contracts	Futures	—	—	(260)
Interest rate contracts	Futures	(119)	—	(1,234)
Interest rate contracts	Swaps	—	—	—
Total		$ (442)	$— (1)	$ 8,978
Net Change in Unrealized Appreciation/Depreciation on
Credit contracts	Swaps	$ 331	$—	$ 4
Equity contracts	Futures	—	—	(901)
Currency contracts	Futures	—	—	170
Interest rate contracts	Futures	58	—	134
Total		$ 389	—	$ (593)
(1)Amount is less than $500.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Primary Risk		AllianzGI Global Dynamic Allocation Fund	AllianzGI Global Sustainability Fund	AllianzGI International Small-Cap Fund
Net Realized Gain (Loss) From
Credit contracts	Swaps	$ 45	$—	$ —
Equity contracts	Futures	3,545	—	—
Equity contracts	Swaps	535	—	—
Currency contracts	Forward foreign currency transactions	(2)	1	(3)
Currency contracts	Futures	(47)	—	—
Interest rate contracts	Futures	(379)	—	—
Interest rate contracts	Swaps	—	—	—
Total		$3,697	$ 1	$ (3)
Net Change in Unrealized Appreciation/Depreciation on
Credit contracts	Swaps	$ 1	$—	$ —
Equity contracts	Futures	(76)	—	—
Currency contracts	Futures	1	—	—
Currency contracts	Forward foreign currency transactions	—	—	— (1)
Interest rate contracts	Futures	(77)	—	—
Interest rate contracts	Swaps	(51)	—	—
Total		$ (202)	$—	$ — (1)

Primary Risk		AllianzGI Preferred Securities and Income Fund	AllianzGI Water Fund
Net Realized Gain (Loss) From
Credit contracts	Swaps	$ (136)	$ —
Currency contracts	Forward foreign currency transactions	—	(28)
Interest rate contracts	Futures	(4)	—
Total		$ (140)	$ (28)
Net Change in Unrealized Appreciation/Depreciation on
Credit contracts	Swaps	$ 130	—
Interest rate contracts	Futures	(2)	—
Total		$ 128	$ —
The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the period ended September 30, 2021.
	AllianzGI Core Plus Bond Fund	AllianzGI Emerging Markets Consumer Fund	AllianzGI Global Allocation Fund
Futures Contracts - Long Positions(1)	$ (43)	$—	$ (204)
Futures Contracts - Short Positions(1)	52	—	338
Forward Foreign Currency Exchange Purchase Contracts(2)	—	— (3)	— (3)
Forward Foreign Currency Exchange Sale Contracts(2)	—	— (3)	— (3)
Credit Default Swap Agreements - Buy Protection(2)	(9,056)	—	(4,213)
Credit Default Swap Agreements - Sell Protection(2)	1,928	—	2,760

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	AllianzGI Global Dynamic Allocation Fund	AllianzGI Global Sustainability Fund	AllianzGI International Small-Cap Fund
Futures Contracts - Long Positions(1)	$ (66)	$—	$ —
Futures Contracts - Short Positions(1)	(10)	—	—
Forward Foreign Currency Exchange Purchase Contracts(2)	— (3)	— (3)	31
Forward Foreign Currency Exchange Sale Contracts(2)	— (3)	— (3)	(10)
Credit Default Swap Agreements - Buy Protection(2)	(2,305)	—	—
Variance Swap Agreements(2)	15	—	—

	AllianzGI Preferred Securities and Income Fund	AllianzGI Water Fund
Futures Contracts - Long Positions(1)	$ (1)	$—
Forward Foreign Currency Exchange Purchase Contracts(2)	—	— (3)
Forward Foreign Currency Exchange Sale Contracts(2)	—	— (3)
Credit Default Swap Agreements - Buy Protection(2)	(961)	—
Credit Default Swap Agreements - Sell Protection(2)	262	—
(1) Average unrealized for the period.
(2) Notional amount.
(3) Fund had derivative activity during the period but did not have open positions at any month-end in the period.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of September 30, 2021:

At September 30, 2021, the Fund’s derivative assets and liabilities (by type) are as follows:
	AllianzGI Core Plus Bond Fund		AllianzGI Global Allocation Fund
	Assets	Liabilities	Assets	Liabilities
Futures contracts	$—	$ 1	$—	$ 351
Swaps	—	583	—	529
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 584	$—	$ 880
Derivatives not subject to a MNA or similar agreement	—	(584)	—	(880)
Total assets and liabilities subject to a MNA	$—	$ —	$—	$ —

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
At September 30, 2021, the Fund’s derivative assets and liabilities (by type) are as follows:
	AllianzGI Global Dynamic Allocation Fund		AllianzGI Preferred Securities and Income Fund
	Assets	Liabilities	Assets	Liabilities
Futures contracts	$—	$ 89	$— (1)	$ —
Swaps	—	121	—	208
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 210	$ —(1)	$ 208
Derivatives not subject to a MNA or similar agreement	—	(251)	—	(208)
Total assets and liabilities subject to a MNA	$—	$ (41)	$ —	$ —
(1)	Amount is less than $500.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of September 30, 2021.
AllianzGI Global Dynamic Allocation Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A.	$ 6	$ (6)	$—	$—	$—
UBS Securities LLC	29	(29)	—	—	—
Total	$35	$ (35)	$—	$—	$—

Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$47	$ (6)	$—	$—	$41
UBS Securities LLC	29	(29)	—	—	—
Total	$76	$(35)	$—	$—	$41
(1) Amount is less than $500.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Effective February 1, 2021, the Adviser, an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers. Prior to February 1, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) served as the investment adviser to the Funds.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Fund	Advisory Fee
AllianzGI Convertible Fund	0.57%
AllianzGI Core Plus Bond Fund	0.30
AllianzGI Emerging Markets Consumer Fund	0.85
AllianzGI Global Allocation Fund	0.70
AllianzGI Global Dynamic Allocation Fund	0.70
AllianzGI Global Sustainability Fund	0.80
AllianzGI High Yield Bond Fund	0.48
AllianzGI International Small-Cap Fund	1.00
AllianzGI Preferred Securities and Income Fund	0.45
AllianzGI Short Duration High Income Fund	0.48
AllianzGI Water Fund	0.95
NFJ Emerging Markets Value Fund	0.85
Prior to February 1, 2021, the Funds paid monthly advisory fees to AllianzGI U.S., in its former capacity as investment adviser to the funds, at the same annual rates.
During the year ended September 30, 2021, the AllianzGI Global Allocation Fund invested a portion of its assets in AllianzGI Global Sustainability Fund, AllianzGI Best Styles Global Managed Volatility Fund, AllianzGI Green Bond Fund, AllianzGI Performance Fee Managed Futures Strategy Fund and AllianzGI Global Dynamic Allocation Fund invested a portion of its assets in AllianzGI International Growth Fund, each an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by each Fund on the assets invested in the AllianzGI Global Sustainability Fund and AllianzGI International Growth Fund. For the period ended September 30, 2021, the waiver amounted to $809 and $10 for AllianzGI Global Allocation Fund and AllianzGI Global Dynamic Allocation Fund, respectively. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser and/or distributor.”
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
AllianzGI Convertible Fund	AllianzGI U.S.
AllianzGI Core Plus Bond Fund	AllianzGI U.S.
AllianzGI Emerging Markets Consumer Fund	AllianzGI U.S.
AllianzGI Global Allocation Fund	AllianzGI U.S.
AllianzGI Global Dynamic Allocation Fund	AllianzGI U.S.
AllianzGI Global Sustainability Fund	AllianzGI U.S.
AllianzGI High Yield Bond Fund	AllianzGI U.S.
AllianzGI International Small-Cap Fund	AllianzGI U.S.
AllianzGI Preferred Securities and Income Fund	AllianzGI U.S.
AllianzGI Short Duration High Income Fund	AllianzGI U.S.
AllianzGI Water Fund	AllianzGI U.S.
NFJ Emerging Markets Value Fund	NFJ (1)
(1)	NFJ Investment Group, LLC (“NFJ”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
Effective February 1, 2021, the Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Fund	Class A	Class C	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Convertible Fund	0.96%	1.73%	0.71%	0.71%	N/A	0.93%
AllianzGI Core Plus Bond Fund	N/A	N/A	0.35	0.30	0.25%	N/A
AllianzGI Emerging Markets Consumer Fund	1.40	N/A	N/A	1.05	N/A	N/A
AllianzGI Global Allocation Fund	0.52	1.27	0.32	0.29	0.22	0.47
AllianzGI Global Dynamic Allocation Fund	0.82	1.58	0.68	0.54	0.54	0.79
AllianzGI Global Sustainability Fund	0.94	N/A	0.79	0.69	N/A	N/A
AllianzGI High Yield Bond Fund	1.12	1.81	0.80	0.83	N/A	1.00
AllianzGI International Small-Cap Fund	1.25	2.00	1.10	1.04	1.00	N/A
AllianzGI Preferred Securities and Income Fund	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income Fund	0.86	1.11	0.65	0.60	0.55	N/A
AllianzGI Water Fund	1.22	1.97	0.94	0.93	N/A	N/A
NFJ Emerging Markets Value Fund	1.14	1.89	0.99	0.89	N/A	N/A
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
Prior to February 1, 2021, the Funds were contractually limited to:

Fund	Management Fee Waiver	Class A	Class C	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Convertible Fund	N/A	0.96%	1.73%	0.74%	0.71%	N/A	0.93%
AllianzGI Core Plus Bond Fund	N/A	N/A	N/A	0.35	0.30	0.25%	N/A
AllianzGI Emerging Markets Consumer Fund	N/A	1.39	N/A	N/A	1.05	N/A	N/A
AllianzGI Global Allocation Fund	0.55%	1.01	1.76	0.81	0.74	0.71	0.96
AllianzGI Global Dynamic Allocation Fund	0.55	1.01	1.78	0.84	0.74	0.74	0.99
AllianzGI Global Sustainability Fund	N/A	0.94	N/A	0.79	0.69	N/A	N/A
AllianzGI High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap Fund	N/A	1.25	2.00	1.10	1.04	1.00	N/A
AllianzGI Preferred Securities and Income Fund	N/A	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income Fund	N/A	0.86	1.11	0.65	0.60	0.55	N/A
AllianzGI Water Fund	N/A	1.22	1.97	0.94	0.93	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	1.14	1.89	0.98	0.89	N/A	N/A
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending September 30:

	Expiration
Fund	2022	2023	2024	Total
AllianzGI Convertible Fund
Class A	$ —	$ —	$ 302	$ 302
Class C	—	—	72	72
Class P	—	—	882	882
Institutional Class	—	—	1,161	1,161
Administrative Class	—	—	14	14
AllianzGI Core Plus Bond Fund
Class P	— (1)	— (1)	— (1)	— (1)
Institutional Class	2	— (1)	1	3
Class R6	291	287	247	825

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	Expiration
Fund	2022	2023	2024	Total
AllianzGI Emerging Markets Consumer Fund
Class A	$ —	$ — (1)	$ 1	$ 1
Institutional Class	105	167	197	469
AllianzGI Global Allocation Fund
Class A	— (1)	87	193	280
Class C	3	6	11	20
Class P	—	8	24	32
Institutional Class	—	11	29	40
Class R6	2	407	840	1,249
Administrative Class	—	—	1	1
AllianzGI Global Dynamic Allocation Fund
Class A	6	9	23	38
Class C	2	4	6	12
Class P	32	5	12	49
Institutional Class	36	72	141	249
Class R6	453	592	339	1,384
Administrative Class	— (1)	— (1)	— (1)	— (1)
AllianzGI Global Sustainability Fund
Class A	6	8	19	33
Class P	106	78	69	253
Institutional Class	74	355	528	957
AllianzGI High Yield Bond Fund
Class A	—	—	1	1
Class C	—	—	1	1
Class P	—	—	6	6
Institutional	—	—	1	1
Administrative Class	—	—	1	1
AllianzGI International Small-Cap Fund
Class A	38	21	23	82
Class C	7	4	3	14
Class P	113	57	54	224
Institutional Class	237	157	178	572
Class R6	129	128	148	405
AllianzGI Preferred Securities and Income Fund
Class P	— (1)	— (1)	— (1)	— (1)
Institutional Class	31	41	52	124
Class R6	192	138	106	436
AllianzGI Short Duration High Income Fund
Class A	—	—	105	105
Class C	—	17	80	97
Class P	—	154	284	438
Institutional Class	—	88	289	377
Class R6	—	6	21	27
AllianzGI Water Fund
Class A	164	323	571	1,058
Class C	69	123	157	349
Class P	303	463	921	1,687
Institutional Class	231	333	756	1,320
NFJ Emerging Markets Value Fund
Class A	76	71	62	209
Class C	5	5	4	14
Class P	6	10	47	63
Institutional Class	402	437	491	1,330
(1)	Amount is less than $500.
During the period ended September 30, 2021, the Adviser recaptured expenses previously waived for the following Funds:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Fund	Class A	Class C	Class R6	Total
AllianzGI Convertible Fund	$22	$12	$ —	$ 34
AllianzGI Core Plus Bond Fund	—	—	23	23
AllianzGI Emerging Markets Consumer Fund	1	—	—	1
AllianzGI Global Dynamic Allocation Fund	1	— (1)	48	49
AllianzGI Global Sustainability Fund	1	—	—	1
AllianzGI High Yield Bond Fund	18	2	—	20
AllianzGI International Small-Cap Fund	—	— (1)	15	15
AllianzGI Preferred Securities and Income Fund	—	—	15	15
AllianzGI Short Duration High Income Fund	5	—	—	5
NFJ Emerging Markets Value Fund	2	—	—	2
(1)	Amount is less than $500.
E.	Distributor
Effective February 1, 2021, VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the 8 months ended September 30, 2021, it retained net commissions of $302 for Class A shares and CDSC of $8 and 15 for Class A shares and Class C shares, respectively. Prior to February 1, 2021, Allianz Global Investors Distributors LLC, the former Distributor, served as the principal underwriter of each class of the Trust’s shares.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, and 1.00% for Class C shares (0.90% for AllianzGl High Yield Bond Fund and 0.50% for AllianzGI Short Duration High Income Fund). Administrative Class shares pay a 0.25% Administrative Distribution fee. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are not subject to a 12b-1 Plan. Prior to February 1, 2021, each Fund paid Allianz Global Investors Distributors LLC 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the same annual rates disclosed above.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Effective February 1, 2021, Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds. Prior to February 1, 2021, in its capacity as investment adviser to the Funds during the period, in addition to its investment advisory services, AllianzGI U.S. provided administrative services to the Funds. Prior to February 1, 2021, State Street Bank served as transfer agent to the Funds.
For the fiscal year (“period”) ended September 30, 2021, the Funds incurred administration fees totaling $3,402 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2021, the Funds incurred transfer agent fees totaling $1,517 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payments from Affiliates
During the period ended September 30, 2021, AllianzGI U.S. reimbursed AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, and AllianzGI Preferred Securities and Income Fund for losses.
H.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2021, the Funds (except AllianzGI Short Duration Income Fund) did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
During the year ended September 30, 2021, AllianzGI Short Duration High Income Fund engaged in Rule 17a-7 securities purchase transactions of $8,755. There were no Rule 17a-7 securities sales or realized gain loss on securities.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Funds’ total long-term and short-term purchases and sales of the respective shares of the affiliated investments during the period ended September 30, 2021, is as follows:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	Value, beginning of period	Purchases (1)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
AllianzGI Global Allocation Fund
Exchange-Traded Fund—0.9%
PIMCO 1-5 Year U.S. TIPS Index ETF	$ 2,479	$ —	$ —	$ —	$ 44	$ 2,523	46,000	$ 96	$ —
Affiliated Mutual Fund—32.3%
AllianzGI Global Sustainability Fund Institutional Shares(2)	105,061	3,235	35,388	6,727	12,919	92,554	3,521,823	824	2,411
AllianzGI Best Styles Global Managed Volatility Fund	26,045	2,596	26,829	(425)	(1,387)	—	—	952	1,644
AllianzGI Green Bond Fund	24,369	29	24,876	1,114	(636)	—	—	29	—
AllianzGI Performance Fee Managed Futures Strategy Fund	24,606	2,983	27,920	(4,010)	4,341	—	—	565	—
Total	$182,560	$8,843	$115,013	$ 3,406	$15,281	$95,077		$2,466	$4,055

(1)	Includes reinvested dividends from income and capital gain distributions.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
AllianzGI Global Dynamic Allocation Fund
Corporate Bonds and Notes—0.2%
AllianzGI International Growth Fund(1)	$4,191	$4,257	$4,550	$(2,547)	$ (1,351)	$—	—	$121	$4,137
Total	$4,191	$4,257	$4,550	$(2,547)	$ (1,351)	$—		$121	$4,137

(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
AllianzGI High Yield Bond Fund
Common Stocks—0.0%
LiveStyle, Inc.(1),(2),(3),(4)(5)	$ —	$—	$ —	$ —	$ —	$ —	67,983	$—	$—
Preferred Stock—2.7%
LiveStyle, Inc.(1),(2),(3),(4)	4,400	—	(3,864)	76	1,282	1,894	18,941	—	—
Warrant—0.0%
LiveStyle, Inc. Series C(1),(2),(3)(4)	—	—	—	—	—	—	14,500	—	—
Total	$4,400	$—	$(3,864)	$76	$1,282	$1,894		$—	$—
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(2)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 2.71% of net assets. See Note 4H in the Notes to Financial Statements.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Non-income producing.
(5)	All or a portion of the security is restricted.
I.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2021.
In calendar year 2018 and certain other periods prior to January 1, 2020, the Funds maintained a different deferred compensation plan pursuant to which each Trustee who was not affiliated with AllianzGI U.S. had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (then known as Allianz Funds) and Virtus Strategy Trust (then known as Allianz Funds Multi-Strategy Trust) selected by the such Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2020, and all Trustee fees earned with respect to service in calendar year 2020 were paid in cash, on a current basis. The Trustees do not currently receive any pension or retirement benefits from the Funds.
In addition to the Trustee fees deferred in the current period, the Funds still have obligations with respect to Trustee fees deferred in 2018 and in other periods prior to January 1, 2020, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the applicable deferred compensation plan.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term securities) during the period ended September 30, 2021, were as follows:
	Purchases	Sales
AllianzGI Convertible Fund	$3,852,181	$3,470,155
AllianzGI Core Plus Bond Fund	92,399	91,056
AllianzGI Emerging Markets Consumer Fund	10,064	44,182
AllianzGI Global Allocation Fund	169,438	193,932
AllianzGI Global Dynamic Allocation Fund	74,784	71,413
AllianzGI Global Sustainability Fund	43,626	104,058
AllianzGI High Yield Bond Fund	110,817	133,560
AllianzGI International Small-Cap Fund	41,490	59,950
AllianzGI Preferred Securities and Income Fund	28,690	33,977

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	Purchases	Sales
AllianzGI Short Duration High Income Fund	$ 509,301	$ 605,878
AllianzGI Water Fund	398,858	271,986
NFJ Emerging Markets Value Fund	84,710	86,408
Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2021, were as follows:
	Purchases	Sales
AllianzGI Core Plus Bond Fund	$105,404	$ 99,341
AllianzGI Global Allocation Fund	283,008	250,258
AllianzGI Global Dynamic Allocation Fund	16,912	17,168
AllianzGI Preferred Securities and Income Fund	346	144
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	AllianzGI Convertible Fund				AllianzGI Core Plus Bond Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	4,895	$ 218,499	5,360	$ 176,137	—	$ —	—	$ —
Reinvestment of distributions	437	19,176	120	3,677	—	—	—	—
Shares repurchased	(3,238)	(145,505)	(1,289)	(41,935)	—	—	—	—
Net Increase / (Decrease)	2,094	$ 92,170	4,191	$ 137,879	—	$ —	—	$ —
Class C
Shares sold	864	$ 39,144	1,497	$ 49,314	—	$ —	—	$ —
Reinvestment of distributions	155	6,908	63	1,943	—	—	—	—
Shares repurchased	(831)	(38,310)	(744)	(24,394)	—	—	—	—
Net Increase / (Decrease)	188	$ 7,742	816	$ 26,863	—	$ —	—	$ —
Class R*
Shares sold	23	$ 1,046	2	$ 62	—	$ —	—	$ —
Reinvestment of distributions	— (1)	22	— (1)	7	—	—	—	—
Shares repurchased	(30)	(1,386)	— (1)	(2)	—	—	—	—
Net Increase / (Decrease)	(7)	$ (318)	2	$ 67	—	$ —	—	$ —
Class P
Shares sold	9,111	$ 394,111	13,169	$ 406,955	—	$ —	—	$ —
Reinvestment of distributions	970	41,125	335	9,976	— (1)	1	— (1)	1
Shares repurchased	(6,374)	(276,789)	(4,393)	(132,223)	—	—	—	—
Net Increase / (Decrease)	3,707	$ 158,447	9,111	$ 284,708	— (1)	$ 1	— (1)	$ 1
Institutional Class
Shares sold	19,695	$ 860,125	22,968	$ 718,717	106	$ 1,645	2	$ 26
Reinvestment of distributions	2,171	93,445	771	23,162	— (1)	7	— (1)	1
Shares repurchased	(12,761)	(560,179)	(9,115)	(290,448)	(1)	(21)	—	—
Net Increase / (Decrease)	9,105	$ 393,391	14,624	$ 451,431	105	$ 1,631	2	$ 27
Class R6
Shares sold	—	$ —	—	$ —	816	$ 12,727	135	$ 2,173
Reinvestment of distributions	—	—	—	—	322	5,032	235	3,643
Shares repurchased	—	—	—	—	(783)	(12,030)	(1,014)	(16,281)
Net Increase / (Decrease)	—	$ —	—	$ —	355	$ 5,729	(644)	$ (10,465)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	AllianzGI Convertible Fund				AllianzGI Core Plus Bond Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Administrative Class
Shares sold	340	$ 14,345	346	$ 12,318	—	$ —	—	$ —
Reinvestment of distributions	33	1,436	2	55	—	—	—	—
Shares repurchased	(154)	(6,829)	(18)	(551)	—	—	—	—
Net Increase / (Decrease)	219	$ 8,952	330	$ 11,822	—	$ —	—	$ —

	AllianzGI Emerging Markets Consumer Fund				AllianzGI Global Allocation Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2	$ 30	4	$ 60	587	$ 6,730	340	$ 3,634
Reinvestment of distributions	— (1)	2	— (1)	1	234	2,657	343	3,622
Shares repurchased	(—) (1)	(2)	(5)	(69)	(856)	(9,958)	(954)	(10,096)
Net Increase / (Decrease)	2	$ 30	(1)	$ (8)	(35)	$ (571)	(271)	$ (2,840)
Class C
Shares sold	—	$ —	—	$ —	30	$ 357	97	$ 1,083
Reinvestment of distributions	—	—	—	—	14	165	34	370
Shares repurchased	—	—	—	—	(148)	(1,796)	(384)	(4,209)
Net Increase / (Decrease)	—	$ —	—	$ —	(104)	$ (1,274)	(253)	$ (2,756)
Class R*
Reinvestment of distributions	—	$ —	—	$ —	— (1)	$ 1	— (1)	$ 2
Shares repurchased	—	—	—	—	(2)	(22)	—	—
Net Increase / (Decrease)	—	$ —	—	$ —	(2)	$ (21)	— (1)	$ 2
Class P
Shares sold	—	$ —	—	$ —	239	$ 2,742	355	$ 3,697
Reinvestment of distributions	—	—	—	—	17	188	25	263
Shares repurchased	—	—	—	—	(192)	(2,186)	(454)	(4,755)
Net Increase / (Decrease)	—	$ —	—	$ —	64	$ 744	(74)	$ (795)
Institutional Class
Shares sold	67	$ 1,219	42	$ 611	222	$ 2,548	441	$ 4,729
Reinvestment of distributions	25	422	27	388	62	697	51	539
Shares repurchased	(2,095)	(35,782)	(738)	(9,372)	(243)	(2,814)	(170)	(1,748)
Net Increase / (Decrease)	(2,003)	$ (34,141)	(669)	$ (8,373)	41	$ 431	322	$ 3,520
Class R6
Shares sold	—	$ —	—	$ —	4,901	$ 55,745	3,423	$ 35,014
Reinvestment of distributions	—	—	—	—	1,466	16,125	2,366	24,244
Shares repurchased	—	—	—	—	(5,443)	(61,888)	(11,129)	(116,406)
Net Increase / (Decrease)	—	$ —	—	$ —	924	$ 9,982	(5,340)	$ (57,148)
Administrative Class
Shares sold	—	$ —	—	$ —	1	$ 12	— (1)	$ 2
Reinvestment of distributions	—	—	—	—	— (1)	3	— (1)	2
Shares repurchased	—	—	—	—	(—) (1)	(2)	— (1)	— (2)
Net Increase / (Decrease)	—	$ —	—	$ —	1	$ 13	— (1)	$ 4

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	AllianzGI Global Dynamic Allocation Fund				AllianzGI Global Sustainability Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	140	$ 2,397	22	$ 418	106	$ 2,495	62	$ 1,167
Reinvestment of distributions	27	409	10	177	4	80	1	27
Shares repurchased	(37)	(647)	(47)	(815)	(14)	(341)	(31)	(594)
Net Increase / (Decrease)	130	$ 2,159	(15)	$ (220)	96	$ 2,234	32	$ 600
Class C
Shares sold	29	$ 500	7	$ 130	—	$ —	—	$ —
Reinvestment of distributions	9	143	4	64	—	—	—	—
Shares repurchased	(12)	(203)	(13)	(236)	—	—	—	—
Net Increase / (Decrease)	26	$ 440	(2)	$ (42)	—	$ —	—	$ —
Class R*
Shares sold	— (1)	$ —(2)	— (1)	$ 9	—	$ —	—	$ —
Reinvestment of distributions	— (1)	7	1	11	—	—	—	—
Shares repurchased	(2)	(75)	(5)	(89)	—	—	—	—
Net Increase / (Decrease)	(2)	$ (68)	(4)	$ (69)	—	$ —	—	$ —
Class P
Shares sold	902	$ 16,799	— (1)	$ —(2)	433	$ 9,715	739	$ 14,120
Reinvestment of distributions	1	19	— (1)	5	45	1,008	25	491
Shares repurchased	(4)	(78)	(597)	(11,737)	(1,607)	(36,816)	(600)	(11,854)
Net Increase / (Decrease)	899	$ 16,740	(597)	$ (11,732)	(1,129)	$ (26,093)	164	$ 2,757
Institutional Class
Shares sold	69	$ 1,217	172	$ 3,130	395	$ 9,491	8,161	$ 155,934
Reinvestment of distributions	212	3,318	54	1,011	177	4,085	128	2,565
Shares repurchased	(172)	(3,013)	(59)	(1,075)	(2,304)	(55,986)	(2,297)	(47,936)
Net Increase / (Decrease)	109	$ 1,522	167	$ 3,066	(1,732)	$ (42,410)	5,992	$ 110,563
Class R6
Shares sold	76	$ 1,274	560	$ 10,326	—	$ —	—	$ —
Reinvestment of distributions	545	8,451	650	11,996	—	—	—	—
Shares repurchased	(1,010)	(18,029)	(6,193)	(116,363)	—	—	—	—
Net Increase / (Decrease)	(389)	$ (8,304)	(4,983)	$ (94,041)	—	$ —	—	$ —
Administrative Class
Reinvestment of distributions	— (1)	$ 7	— (1)	$ 2	—	$ —	—	$ —
Net Increase / (Decrease)	— (1)	$ 7	— (1)	$ 2	—	$ —	—	$ —

	AllianzGI High Yield Bond Fund				AllianzGI International Small-Cap Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	458	$ 4,003	427	$ 3,690	41	$ 1,673	14	$ 463
Reinvestment of distributions	107	943	127	1,077	1	43	2	66
Shares repurchased	(664)	(5,803)	(1,165)	(10,073)	(31)	(1,258)	(61)	(1,973)
Net Increase / (Decrease)	(99)	$ (857)	(611)	$ (5,306)	11	$ 458	(45)	$ (1,444)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	AllianzGI High Yield Bond Fund				AllianzGI International Small-Cap Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	12	$ 100	72	$ 609	— (1)	$ 5	— (1)	$ 7
Reinvestment of distributions	14	123	20	167	— (1)	5	— (1)	1
Shares repurchased	(237)	(2,084)	(177)	(1,534)	(13)	(505)	(10)	(304)
Net Increase / (Decrease)	(211)	$ (1,861)	(85)	$ (758)	(13)	$ (495)	(10)	$ (296)
Class R*
Shares sold	21	$ 385	99	$ 793	5	$ 182	6	$ 181
Reinvestment of distributions	1	9	3	26	— (1)	12	1	20
Shares repurchased	(86)	(921)	(115)	(932)	(32)	(1,226)	(15)	(407)
Net Increase / (Decrease)	(64)	$ (527)	(13)	$ (113)	(27)	$ (1,032)	(8)	$ (206)
Class P
Shares sold	154	$ 1,291	350	$ 2,858	11	$ 449	19	$ 581
Reinvestment of distributions	39	323	73	595	3	125	6	221
Shares repurchased	(965)	(8,040)	(583)	(4,727)	(67)	(2,752)	(330)	(10,375)
Net Increase / (Decrease)	(772)	$ (6,426)	(160)	$ (1,274)	(53)	$ (2,178)	(305)	$ (9,573)
Institutional Class
Shares sold	755	$ 6,287	3,085	$ 25,394	131	$ 5,782	78	$ 2,458
Reinvestment of distributions	288	2,421	487	3,938	12	470	16	569
Shares repurchased	(2,526)	(21,164)	(6,152)	(50,574)	(369)	(16,219)	(413)	(14,070)
Net Increase / (Decrease)	(1,483)	$ (12,456)	(2,580)	$ (21,242)	(226)	$ (9,967)	(319)	$ (11,043)
Class R6
Shares sold	—	$ —	—	$ —	188	$ 7,870	361	$ 11,900
Reinvestment of distributions	—	—	—	—	11	431	20	690
Shares repurchased	—	—	—	—	(307)	(12,744)	(397)	(12,984)
Net Increase / (Decrease)	—	$ —	—	$ —	(108)	$ (4,443)	(16)	$ (394)
Administrative Class
Shares sold	9	$ 79	1	$ 4	—	$ —	—	$ —
Reinvestment of distributions	1	5	— (1)	1	—	—	—	—
Shares repurchased	(—) (1)	(1)	— (1)	(2)	—	—	—	—
Net Increase / (Decrease)	10	$ 83	1	$ 3	—	$ —	—	$ —

	AllianzGI Preferred Securities and Income Fund				AllianzGI Short Duration High Income Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	—	$ —	—	$ —	3,905	$ 57,197	5,584	$ 79,620
Reinvestment of distributions	—	—	—	—	515	7,488	396	5,521
Shares repurchased	—	—	—	—	(4,217)	(61,645)	(5,521)	(75,975)
Net Increase / (Decrease)	—	$ —	—	$ —	203	$ 3,040	459	$ 9,166
Class C
Shares sold	—	$ —	—	$ —	833	$ 12,143	1,834	$ 26,112
Reinvestment of distributions	—	—	—	—	289	4,205	292	4,077
Shares repurchased	—	—	—	—	(2,354)	(34,436)	(3,641)	(50,733)
Net Increase / (Decrease)	—	$ —	—	$ —	(1,232)	$ (18,088)	(1,515)	$ (20,544)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
	AllianzGI Preferred Securities and Income Fund				AllianzGI Short Duration High Income Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class P
Shares sold	—	$ —	—	$ —	3,929	$ 57,210	69,045	$ 992,957
Reinvestment of distributions	— (1)	1	— (1)	1	789	11,420	1,519	21,456
Shares repurchased	—	—	—	—	(6,711)	(96,847)	(86,028)	(1,196,630)
Net Increase / (Decrease)	— (1)	$ 1	— (1)	$ 1	(1,993)	$ (28,217)	(15,464)	$ (182,217)
Institutional Class
Shares sold	134	$ 2,161	851	$ 12,388	6,818	$ 99,100	14,160	$ 199,833
Reinvestment of distributions	23	363	20	290	1,199	17,303	1,287	17,827
Shares repurchased	(255)	(4,016)	(545)	(8,319)	(11,210)	(162,053)	(21,664)	(294,426)
Net Increase / (Decrease)	(98)	$ (1,492)	326	$ 4,359	(3,193)	$ (45,650)	(6,217)	$ (76,766)
Class R6
Shares sold	157	$ 2,500	409	$ 6,297	1,142	$ 16,434	2,854	$ 38,291
Reinvestment of distributions	54	854	75	1,119	111	1,606	154	2,118
Shares repurchased	(426)	(6,599)	(209)	(3,158)	(2,224)	(32,132)	(3,281)	(44,779)
Net Increase / (Decrease)	(215)	$ (3,245)	275	$ 4,258	(971)	$ (14,092)	(273)	$ (4,370)

	AllianzGI Water Fund				NFJ Emerging Markets Value Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2021		Year Ended September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,288	$ 70,114	3,111	$ 52,001	149	$ 3,152	320	$ 5,098
Reinvestment of distributions	148	2,885	277	4,678	8	156	10	163
Shares repurchased	(2,044)	(42,810)	(2,903)	(46,930)	(207)	(4,316)	(431)	(6,651)
Net Increase / (Decrease)	1,392	$ 30,189	485	$ 9,749	(50)	$ (1,008)	(101)	$ (1,390)
Class C
Shares sold	625	$ 12,587	423	$ 6,789	5	$ 98	2	$ 30
Reinvestment of distributions	48	889	90	1,443	— (1)	1	— (1)	6
Shares repurchased	(885)	(17,878)	(1,574)	(24,807)	(16)	(321)	(11)	(179)
Net Increase / (Decrease)	(212)	$ (4,402)	(1,061)	$ (16,575)	(11)	$ (222)	(9)	$ (143)
Class P
Shares sold	3,860	$ 82,828	3,910	$ 63,391	250	$ 5,327	364	$ 5,921
Reinvestment of distributions	170	3,301	258	4,359	6	129	4	66
Shares repurchased	(2,607)	(55,162)	(3,425)	(54,724)	(132)	(2,754)	(100)	(1,631)
Net Increase / (Decrease)	1,423	$ 30,967	743	$ 13,026	124	$ 2,702	268	$ 4,356
Institutional Class
Shares sold	5,872	$ 122,088	5,087	$ 81,466	897	$ 18,893	2,327	$ 36,701
Reinvestment of distributions	236	4,506	328	5,435	88	1,795	83	1,388
Shares repurchased	(3,158)	(65,115)	(3,134)	(49,299)	(1,274)	(26,547)	(1,837)	(29,433)
Net Increase / (Decrease)	2,950	$ 61,479	2,281	$ 37,602	(289)	$ (5,859)	573	$ 8,656
*	All Class R shares were converted into Class A shares. These transaction are included as subscriptions of Class A shares and redemptions of Class R shares in the tables above.
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Note 7. 10% Shareholders
As of September 30, 2021, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
AllianzGI Convertible Fund	16%	1
AllianzGI Core Plus Bond Fund	92	1 *
AllianzGI Emerging Markets Consumer Fund	97	2
AllianzGI Global Allocation Fund	40	2
AllianzGI Global Dynamic Allocation Fund	80	3
AllianzGI Global Sustainability Fund	85	2 *
AllianzGI High Yield Bond Fund	64	4 *
AllianzGI International Small-Cap Fund	70	2
AllianzGI Preferred Securities and Income Fund	81	3 *
AllianzGI Short Duration High Income Fund	11	1
NFJ Emerging Markets Value Fund	71	1
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and certain of the most widely used LIBORs may continue until mid-2023. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At September 30, 2021, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
AllianzGI Preferred Securities and Income Fund	Financials	42%
AllianzGI Water Fund	Machinery	36%
NFJ Emerging Markets Value Fund	Information Technology	32%

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Fund held securities that were considered to be restricted at September 30, 2021:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
AllianzGI High Yield Bond Fund	Affinion Group Holdings	11/04/2015	$ 770	$ —	0.0%
	LiveStyle, Inc., Series B	9/28/2016	1,857	1,894	2.7
	LiveStyle, Inc.	12/01/2016	— (a)	— (a)	0.0
AllianzGI Short Duration High Income Fund	Cloud Peak Energy, Inc.	8/14/2020	—	—	0.0
(a)Amount is less than $500.
Note 11. Redemption Facility and Interfund Lending
($ reported in thousands)
On June 11, 2021, the Trust terminated a committed line of credit agreement (the “State Street Agreement”) with State Street Bank and Trust Company. The State Street Agreement permitted the Trust, as borrowers (collectively, the “Borrowers” and each series thereof, a “Borrower Fund”), to borrow up to $200,000 in aggregate, subject to (i) a requirement that each Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. For the period from October 24, 2019 through October 1, 2020, pursuant to the terms of the State Street Agreement then in effect, each Borrower Fund paid interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment for outstanding past due payments. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 2, 2020 with an expiration date of October 1, 2021 (the “Amendment”). The Amendment included a change to the investment adviser from AllianzGI U.S. to Virtus Investment Advisers, Inc. to become effective upon the effective date on which the transactions resulting in the investment adviser change shall become effective, which was later determined to be February 1, 2021. In addition, effective October 2, 2020, each Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to the sum of (a) 0.10% plus (b) the “applicable margin” of 1.25% plus (c) the higher of the then-current federal funds overnight rate or an overnight bank lending rate. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Funds did not utilize the line of credit during the period July 1, 2020 through June 11, 2021. As discussed in Note 8 above, the Funds may face certain risks and uncertainties insofar as they were exposed to LIBOR.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Adviser (and prior to February 1, 2021, by AllianzGI U.S.) (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the period ended September 30, 2021, the Funds did not participate as a borrower or lender in the Interfund Program.
On June 14, 2021, the Funds and certain other affiliated funds entered into an $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 10, 2022. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period June 14, 2021 through September 30, 2021, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
AllainzGI Global Dynamic Allocation Fund	$ 1	$9,600	1.35%	2
AllainzGI International Small-Cap Fund	— (1)	4,000	1.34	2
(1)	Amount is less than $500.
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AllianzGI Convertible Fund	$ 2,659,688	$ 422,446	$ (45,237)	$ 377,209
AllianzGI Core Plus Bond Fund	58,295	798	(413)	385
AllianzGI Emerging Markets Consumer Fund	3,303	1,177	(524)	653
AllianzGI Global Allocation Fund	245,986	32,233	(4,021)	28,212
AllianzGI Global Dynamic Allocation Fund	50,280	6,090	(1,796)	4,294
AllianzGI Global Sustainability Fund	88,860	38,224	(1,603)	36,621
AllianzGI High Yield Bond Fund	72,682	3,836	(4,812)	(976)
AllianzGI International Small-Cap Fund	59,031	21,407	(3,750)	17,657
AllianzGI Preferred Securities and Income Fund	22,167	1,037	(24)	1,013
AllianzGI Short Duration High Income Fund	767,936	13,427	(33,244)	(19,817)
AllianzGI Water Fund	696,408	329,860	(17,196)	312,664
NFJ Emerging Markets Value Fund	128,230	36,140	(14,169)	21,971
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
Fund	Short-Term	Long-Term
AllianzGI High Yield Bond Fund	$ 6,364	$ 28,730
AllianzGI Short Duration High Income Fund	34,064	100,108
NFJ Emerging Markets Value Fund	7,819	—
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
AllianzGI Convertible Fund	$274,974	$212,816	$ —	$ —
AllianzGI Core Plus Bond Fund	289	—	—	—
AllianzGI Emerging Markets Consumer Fund	138	3,773	—	—
AllianzGI Global Allocation Fund	8,310	10,369	—	—
AllianzGI Global Dynamic Allocation Fund	5,498	2,284	—	—
AllianzGI Global Sustainability Fund	4,434	18,069	—	—
AllianzGI High Yield Bond Fund	142	—	2,777	35,094
AllianzGI International Small-Cap Fund	2,037	9,748	—	—
AllianzGI Preferred Securities and Income Fund	933	488	—	—
AllianzGI Short Duration High Income Fund	2,635	—	5,967	134,172
AllianzGI Water Fund	16,910	66,006	—	—
NFJ Emerging Markets Value Fund	71	—	—	7,819
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2021 and 2020 was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
AllianzGI Convertible Fund
9/30/21	$ 130,806	$ 42,625	$173,431
9/30/20	19,171	21,397	40,568
AllianzGI Core Plus Bond Fund
9/30/21	4,686	354	5,040
9/30/20	3,560	85	3,645
AllianzGI Emerging Markets Consumer Fund
9/30/21	527	—	527
9/30/20	438	—	438
AllianzGI Global Allocation Fund
9/30/21	14,303	6,289	20,592
9/30/20	9,517	20,724	30,241
AllianzGI Global Dynamic Allocation Fund
9/30/21	8,312	4,043	12,355
9/30/20	5,941	7,327	13,268
AllianzGI Global Sustainability Fund
9/30/21	4,631	560	5,191
9/30/20	440	2,643	3,083
AllianzGI High Yield Bond Fund
9/30/21	3,906	—	3,906
9/30/20	5,956	—	5,956
AllianzGI International Small-Cap Fund
9/30/21	843	276	1,119
9/30/20	1,632	—	1,632
AllianzGI Preferred Securities and Income Fund
9/30/21	1,123	97	1,220
9/30/20	1,209	202	1,411
AllianzGI Short Duration High Income Fund
9/30/21	46,999	—	46,999
9/30/20	56,024	—	56,024
AllianzGI Water Fund
9/30/21	5,137	8,856	13,993
9/30/20	4,315	15,290	19,605
NFJ Emerging Markets Value Fund
9/30/21	2,083	—	2,083
9/30/20	1,625	—	1,625
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. In-Kind Transactions
During the period ended September 30, 2021, AllianzGI Global Allocation Fund accepted assets from affiliated entities in connection with in-kind transactions. For financial reporting and tax purposes, the cost of contributed securities is equal to the market value of the securities on the date of contribution. The Fund sold 1,948,556 shares in-kind with a value of $25,803,891. The number of shares sold and value are included in the “shares issued” and “Net proceeds from the sale of common stock” on the Statements of Changes in Net Assets.
Note 14. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021
Note 15. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following are the only subsequent events requiring recognition or disclosure in these financial statements.
On November 2, 2021, the Board of Trustees of Virtus Strategy Trust voted to approve a Plan of Liquidation of the Virtus AllianzGI Emerging Markets Consumer Fund (the “Fund”), pursuant to which the Fund will be liquidated on or about December 7, 2021. Effective November 12, 2021, the AllianzGI Emerging Markets Consumer Fund will be closed to new investors and additional investor deposits. The Fund’s investments may be sold in advance of November 12, 2021.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Strategy Trust and Shareholders of Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global
Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI
International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund, Virtus AllianzGI Water Fund and Virtus NFJ Emerging Markets Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus
AllianzGI Short Duration High Income Fund, Virtus AllianzGI Water Fund and Virtus NFJ Emerging Markets Value Fund (twelve of the Funds constituting Virtus Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 26, 2021
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS STRATEGY TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2021
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended September 30 2021, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
AllianzGI Convertible Fund	5.75%	5.29%	$ 255,441
AllianzGI Core Plus Bond Fund	1.12	1.12	354
AllianzGI Emerging Markets Consumer Fund	100.00	6.07	7,433
AllianzGI Global Allocation Fund	22.11	2.21	16,658
AllianzGI Global Dynamic Allocation Fund	6.30	1.95	6,327
AllianzGI Global Sustainability Fund	47.91	20.14	18,629
AllianzGI International Small-Cap Fund	65.80	—	10,024
AllianzGI Preferred Securities and Income Fund	27.93	26.52	585
AllianzGI Water Fund	95.19	23.24	74,862
NFJ Emerging Markets Value Fund	100.00	11.60	—
For the fiscal year ended September 30, 2021, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder ($ reported in thousands).
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
AllianzGI International Small-Cap Fund	$ 1,678	$ 177
NFJ Emerging Markets Value Fund	2,376	304

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 17-19, 2021, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2020 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 99 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2019 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2011 103 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2014 103 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2021 96 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2021 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 106 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 99 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith YOB: 1964 Served Since: 2021 96 Portfolios	Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 108 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 96 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth		Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth		Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President, Interim Chief Legal Officer and Assistant Secretary (since 2021).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President, Interim Chief Legal Officer and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President, Interim Chief Legal Officer and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Interim Chief Legal Officer (since 2021), Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Interim Chief Legal Officer (since 2021), Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Interim Chief Legal Officer (since 2021), Senior Vice President (2013 to 2014), Vice President (2011 to 2013), Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Interim Chief Legal Officer (since 2021), Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Vice President, Chief Legal Officer and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth		Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus AllianzGI Emerging Markets Consumer Fund,
a series of Virtus Strategy Trust
(unaudited)
Supplement dated November 2, 2021 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information,
each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
On November 2, 2021, the Board of Trustees of Virtus Strategy Trust voted to approve a Plan of Liquidation of the Virtus AllianzGI Emerging Markets Consumer Fund (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 7, 2021 (“Liquidation Date”).
Effective November 12, 2021, the Fund will be closed to new investors and additional investor deposits. The Fund’s investments may be sold in advance of November 12, 2021.
At any time prior to the Liquidation Date, shareholders may redeem their shares or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.
Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer pursue its investment objective or be managed consistent with its investment strategies as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.
On the Liquidation Date, any outstanding shares of the Fund will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund. The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Fund intends to distribute substantially all of its net investment income prior to the Liquidation.
Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.
Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.
Investors should retain this supplement with the Prospectuses and
Statement of Additional Information for future reference.
VST 8060/AGI EM Consumer Fund Closing (11/2021)

Virtus AllianzGI Convertible Fund, Virtus AllianzGI Global Allocation Fund,
Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI HighYield Bond Fund,
Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Short Duration High Income Fund,
Virtus AllianzGI Water Fund and Virtus NFJ Emerging Markets Value Fund, (each a “Fund”, and together, the “Funds”), each a series of Virtus Strategy Trust
(unaudited)
Supplement dated September 8, 2021 to the Summary Prospectuses and the Virtus Strategy Trust
Statutory Prospectus, each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The 1 Year Return Before Taxes (“Returns”) for Class C shares were understated in the Average Annual Total Return table in each Fund’s summary prospectus and in the summary section of the Funds’ statutory prospectus. The Returns are therefore hereby corrected for each of the Funds as follows:
Fund	Class C 1 Year Return Before Taxes
Virtus AllianzGI Convertible Fund	54.19%
Virtus AllianzGI Global Allocation Fund	13.04%
Virtus AllianzGI Global Dynamic Allocation Fund	12.53%
Virtus AllianzGI High Yield Bond Fund	2.68%
Virtus AllianzGI International Small-Cap Fund	14.79%
Virtus AllianzGI Short Duration High Income Fund	5.44%
Virtus AllianzGI Water Fund	15.78%
Virtus NFJ Emerging Markets Value Fund	21.38%
In the “Sales Charges” section of the Funds’ statutory prospectus under the subheading “Sales Charge you may pay to purchase Class A Shares” the table for Virtus AllianzGI High Yield Bond Fund is hereby replaced with the following:
	Sales Charge as a percentage of Net Amount
Amount of Transaction at Offering Price	Offering Price	Invested
$0–$49,999	3.75%	3.90%
$50,000–$99,999	3.50%	3.90%
$100,000–$249,999	3.25%	3.36%
$250,000–$499,999	2.25%	2.30%
$500,000–$999,999	1.75%	1.78%
$1,000,000-$3,000,000	0.00%	0.00%
$3,000,000+	0.00%	0.00%
All other disclosure concerning the Funds, including fees, expenses, investment objective, strategies and risks remains unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 ClassC-ATR/HYB SalesCharge Correction (9/2021)

Virtus AllianzGI Global Allocation Fund and Virtus AllianzGI Global Dynamic Allocation Fund,
each a series of Virtus Strategy Trust
(unaudited)
Supplement dated July 27, 2021 to the Summary Prospectus and the Virtus Strategy
Trust Statutory Prospectus, each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective August 2, 2021, Michael Heldmann, CFA, will no longer be a portfolio manager of Virtus AllianzGI Global Allocation Fund and Virtus AllianzGI Global Dynamic Allocation Fund (each a “Fund”, and together, the “Funds”), and Rohit Ramesh will be added as a portfolio manager of the Funds.
Virtus AllianzGI Global Allocation Fund
The disclosure under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus will be replaced in its entirety with the following:
•  Heather Bergman, Ph.D., lead portfolio manager and director, has managed the fund since 2017.
•  Claudio Marsala, portfolio manager and director and Head of Multi Asset US, has managed the fund since February 2021.
•  Paul Pietranico, CFA, portfolio manager and director, has managed the fund since 2009.
•  Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the fund since 2019.
•  Rohit Ramesh, portfolio manager and director, has managed the fund since August 2021.
Virtus AllianzGI Global Dynamic Allocation Fund
The disclosure under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus will be replaced in its entirety with the following:
•  Paul Pietranico, CFA, lead portfolio manager and director, has managed the fund since 2016.
•  Mikhail Krayzler, Ph.D., portfolio manager, has managed the fund since 2020.
•  Claudio Marsala, portfolio manager and director and Head of Multi Asset US, has managed the fund since 2015.
•  Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the US Fixed Income - Credit sleeve of the fund since 2019.
•  Rohit Ramesh, portfolio manager and director, has managed the fund since August 2021.
•  Thorsten Winkelmann, portfolio manager, managing director and CIO Global Growth, has managed the Global Growth sleeve of the fund since 2020.

Virtus AllianzGI Global Allocation Fund and Virtus AllianzGI Global Dynamic Allocation Fund,
each a series of Virtus Strategy Trust
(unaudited)
Both Funds
In the Management of the Funds section under “Portfolio Management” on page 142 of the Funds’ statutory prospectus, the rows for the Funds in the table under the subheading “AllianzGI” will be replaced with the following:
Virtus AllianzGI Global Allocation Fund	Heather Bergman, Ph.D. (since 2017) Claudio Marsala (since February 2021) Carl W. Pappo, Jr., CFA (since 2019) Paul Pietranico, CFA (since 2009) Rohit Ramesh (since August 2021)
Virtus AllianzGI Global Dynamic Allocation Fund	Mikhail Krayzler, Ph.D. (since 2020)
Claudio Marsala (since 2015)
Carl W. Pappo, Jr., CFA (since 2019)
Paul Pietranico, CFA (since 2016)
Rohit Ramesh (since August 2021)
Thorsten Winkelmann (since 2020)
The portfolio manager biographies under the referenced table will be amended by removing the reference to Michael Heldmann, CFA, and adding the following for Rohit Ramesh:
Rohit Ramesh. Mr. Ramesh is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He manages Best Styles mandates in the North American region and mandates focused on US and Global equities. Mr. Ramesh was previously a member of the firm’s Asia Pacific team, focusing on emerging-market companies, and also managed the Best Styles Emerging markets mandates. Before joining the firm, he worked at DaimlerChrysler Asia Pacific in Singapore as an emerging markets analyst. He has 14 years of investment industry experience. Mr. Ramesh has a bachelor’s degree in finance and accounting from the University of Bombay, India; a master’s degree in economics and management from the National University of Singapore; and an MBA in Finance from University of St. Gallen, Switzerland.
All other disclosure concerning the Funds, including fees, expenses, investment objective, strategies and risks will remain unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 AllianzGI GA-GDA PM Changes (7/2021)

Virtus AllianzGI International Small-Cap Fund,
a series of Virtus Strategy Trust
(unaudited)
Supplement dated July 27, 2021 to the Summary Prospectus and the Virtus Strategy Trust
Statutory Prospectus, each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective October 1, 2021, Jasmine To will be added as a portfolio manager of Virtus AllianzGI International Small-Cap Fund (the “Fund”).
The following disclosure will be added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
•  Jasmine To, portfolio manager, has managed the fund since October 2021.
In the Management of the Funds section under “Portfolio Management” on page 142 of the Fund’s statutory prospectus, the row for the Fund in the table under the subheading “AllianzGI” will be replaced with the following:
Virtus AllianzGI International Small-Cap Fund	Heinrich Ey, CFA, DVFA/CEFA (since 2016)
Bjoern Mehrmann (since 2012)
Koji Nakatsuka, CFA, CMA (since 2012)
Andrew Neville (since 2012)
Miguel Pohl, CFA (since 2018)
Jasmine To, (since October 2021)
Stuart Winchester, CFA (since 2020)
The portfolio manager biographies under the referenced table will be amended by adding the following for Jasmine To:
Jasmine To. Ms. To is a portfolio manager with Allianz Global Investors, which she joined in 2017. She started at AllianzGI as a research analyst specializing in smaller companies across Asia ex Japan. Prior to joining the firm, she worked at Point72 Asset Management as a research analyst focused on consumer and automotive sectors in China. Ms. To also previously worked in the Corporate Finance team at Li & Fund, and as an investment banking analyst at Deutsche Bank, involved in equity and debt capital markets and M&A transactions. Ms. To has 10 years of investment industry experience. She holds a Bachelor of Science degree in Economics from London School of Economics.
All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks will remain unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 AllianzGI Int’l Small-Cap PM Changes (7/2021)

Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI Convertible Fund
and Virtus AllianzGI Short Duration High Income Fund,
each a series of Virtus Strategy Trust
(unaudited)
Supplement dated July 16, 2021 to the Summary Prospectuses, the Virtus Strategy Trust
Statutory Prospectus and the Statement of Additional Information (“SAI”),
each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Allianz Global Investors U.S. LLC (“AllianzGI”) announced that effective March 1, 2022, Douglas G. Forsyth will be stepping down as portfolio manager for the Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI Convertible Fund and Virtus AllianzGI Short Duration High Income Fund, (the “Funds”). There will be no changes to the investment processes for the Funds, which are team oriented. The Prospectuses and SAI will be updated as appropriate up to and including at the time of the transition.
Investors should retain this supplement with the Prospectuses and SAI for future reference.
VST 8060/AGI PM Announcement (7/2021)

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VIRTUS STRATEGY TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Interim Chief Legal Officer and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8068	11-21

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

Effective October 20, 2021, the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was amended. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the beginning of the period covered by the report, the Registrant’s Board of Trustees had determined that James A. Jacobson and Davey S. Scoon, both of whom served on the Trust’s Audit Oversight Committee, qualified as “audit committee financial experts” and were “independent” for purposes of this Item. On February 1, 2021, the members of the Board changed, the Audit Oversight Committee changed to the Audit Committee and its membership changed, and as a result the Registrant’s Board of Trustees reviewed the new membership to determine whether the members possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses such attributes. Each of Messrs. Burke and Zino, and Ms. McDaniel, was an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR as of the end of the period covered by the report.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended September 30, 2020 and September 30, 2021 are $717,922 and $297,700, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended September 30, 2020 and September 30, 2021 are $0 and $93,577, respectively. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended September 30, 2020 and September 30, 2021 are $405,000 and $68,370, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended September 30, 2020 and September 30, 2021 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Strategy Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Ms. Connie D. McDaniel, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2020 and September 30, 2021 are $1,623,815 and $161,947, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Effective February 1, 2021, the Board has adopted a new policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Board’s Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) Not applicable.

(a)(2)(2) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Strategy Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/21

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 12/7/21

*	Print the name and title of each signing officer under his or her signature.